Dreyfus Premier

      Small Cap

      Value Fund

      SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            19   Financial Highlights

                            24   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                           Small Cap Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Small Cap Value Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, William P. Rydell.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. stocks. The economic outlook may have become less uncertain, but the short-term movements of the stock market remain impossible to predict.

Indeed, the market's direction becomes clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

William P. Rydell, Portfolio Manager

How did Dreyfus Premier Small Cap Value Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, the fund's Class A, B, C, R and T shares produced total returns of 30.92%, 30.41%, 30.34%, 31.04% and 30.68%, respectively.(1) In comparison, the fund's benchmark, the Russell 2000 Value Index (the "Index"), produced a total return of 29.03% for the same period.(2)

The fund produced higher returns than its benchmark during the reporting period, primarily because of successful investments in industries, such as gaming, housing and real estate, that benefited from the U.S. economic rebound.

What is the fund's investment approach?

The fund uses a disciplined investment process that combines fundamental analysis and risk management with a computer model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. Our stock evaluation process uses several different characteristics, including changes in earnings estimates and changes in price-to-earnings ratios, in an attempt to identify value among individual stocks.

Rather than using broad economic or market trends, we select stocks on a company-by-company basis. To ensure ample diversification, we allocate the portfolio' s assets among industries and economic sectors in similar proportions to those of the Index. We generally stay industry neutral in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a neutral stance, stock selection drives the fund's performance.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund benefited from the generally superior performance of small-cap stocks compared to their large-cap counterparts, as well as from the higher returns produced by value stocks compared to growth stocks. This primarily was a result of small companies being relatively unaffected by the well-publicized Enron collapse. While large-cap companies may have multiple business lines, worldwide operations and complex accounting practices that can be difficult to understand, smaller companies usually have much simpler business structures. Recent accounting scrutiny also tended to punish growth-oriented companies more than value-oriented companies, because the former must continually report rising profits to satisfy investors. In addition, small-cap value stocks tend to do relatively well coming out of a recession, which may have been happening during the reporting period, because their sales and earnings have more room to grow.

The fund enjoyed strong performance from stocks representing a number of industry groups. Homebuilders such as Hovnanian Enterprises, M.D.C Holdings and KB HOME were particularly strong during the reporting period, driven by a rebounding U.S. economy, a buoyant housing market and low interest rates. Real estate investment trusts also provided attractive returns as they continued to rebound from previously depressed prices while offering highly competitive dividend yields.

The fund benefited from the recovery of certain stocks that had been hit hard by the September 11 terrorist attacks or from changes in consumer preferences. For example, many vacationers avoided international destinations because of terrorism fears, and they focused instead on domestic locations. This trend benefited U.S. gaming companies such as casino operators Boyd Gaming and Isle of Capri Casinos. In addition, many restaurant stocks posted very solid results when consumers decided to stay relatively close to home. Strong performers in the restaurant group included national chains such as Landry's Restaurants and Ruby Tuesday.


As might be expected from a fund that invests in a broad range of sectors, some industry groups and fund holdings posted disappointing returns during the reporting period. For example, telecommunications stocks declined further when their corporate customers continued to cut capital spending for telecommunications-related equipment. In addition, the fund's semiconductor stocks lagged during the reporting period. However, we believe that earnings of semiconductor companies are likely to improve as the economic recovery gains momentum.

What is the fund's current strategy?

We have continued to find value-oriented opportunities in a highly volatile stock market. Many of these stocks are inexpensively priced, not only in relation to the overall market, but also in relation to their industry averages. As investors become less cautious and begin to recognize these relative bargains, we believe that their stock prices will rise.

Recently, our company-by-company stock selection process has identified a number of businesses that, in our opinion, are likely to benefit from an economic recovery and a benign interest-rate environment. At the same time, to manage risks, we have been careful to invest the fund's assets across various industry groups in percentages that approximate their representation in our benchmark, the Russell 2000 Value Index.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund

STATEMENT OF INVESTMENTS
April 30, 2002 (Unaudited)


COMMON STOCKS--97.6%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
BANKING--10.0%

BancorpSouth                                                                                      6,600                  144,540

BankAtlantic Bancorp, Cl. A                                                                      11,900                  151,725

CVB Financial                                                                                     5,350                  115,025

Chittenden                                                                                        3,300                  109,065

City National                                                                                     2,300                  127,075

Colonial BancGroup                                                                                9,800                  156,800

Community Bank System                                                                             2,200                   74,250

Community Trust Bancorp                                                                           1,300                   33,708

Corus Bankshares                                                                                  1,900                   95,492

Cullen/Frost Bankers                                                                              2,300                   86,802

East West Bancorp                                                                                 5,000                  179,000

First Essex Bancorp                                                                               1,500                   49,785

First Merchants                                                                                   3,390                   91,764

1st Source                                                                                        3,200                   75,683

Gold Banc                                                                                         6,200                   62,000

Greater Bay Bancorp                                                                               4,200                  140,658

Independence Community Bank                                                                       4,200                  136,878

Independent Bank                                                                                  3,300                   82,335

Integra Bank                                                                                      2,900                   63,855

Irwin Financial                                                                                   7,200                  138,600

MB Financial                                                                                      1,400                   43,274

PFF Bancorp                                                                                       4,800                  157,440

Port Financial                                                                                    1,200                   41,519

Sandy Spring Bancorp                                                                              1,050                   35,374

Southwest Bancorporation of Texas                                                                 2,600  (a)              91,078

Sterling Bancorp NY                                                                               3,030                   99,990

Susquehanna Bancshares                                                                            4,800                  118,560

Westamerica Bancorporation                                                                        2,100                   92,925

Wintrust Financial                                                                                4,000                   98,800

                                                                                                                       2,894,000

CONSUMER CYCLICAL--13.1%

AirTran Holdings                                                                                  5,900  (a)              32,981

ArvinMeritor                                                                                      4,400                  139,480

Aztar                                                                                             5,900  (a)             137,293

Bally Total Fitness                                                                               4,500  (a)              98,325

Boyd Gaming                                                                                       9,500  (a)             145,350

Claire's Stores                                                                                   5,200                  112,216


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Cooper Tire & Rubber                                                                              9,600                  238,080

Deb Shops                                                                                         2,900                   86,971

Dillard's, Cl. A                                                                                  3,100                   75,919

Dura Automotive Systems                                                                          10,900  (a)             237,620

Friedman's, Cl. A                                                                                 6,900                   91,625

Furniture Brands International                                                                    3,600  (a)             146,988

Great Atlantic & Pacific Tea Company                                                              3,200  (a)              81,984

Isle of Capri Casinos                                                                             4,000  (a)              83,920

JAKKS Pacific                                                                                     5,600  (a)             107,912

Jack in the Box                                                                                   3,700  (a)             118,141

K-Swiss, Cl. A                                                                                    3,500                  160,195

K2                                                                                               12,300  (a)             100,860

Landry's Restaurants                                                                              5,500                  152,350

Lithia Motors, Cl. A                                                                              3,700  (a)             104,340

Nautica Enterprises                                                                               6,800  (a)              97,852

OfficeMax                                                                                        11,000  (a)              69,080

Pier 1 Imports                                                                                    7,600                  182,020

Quiksilver                                                                                        5,600  (a)             136,640

Salton                                                                                            5,400  (a)              92,610

ShopKo Stores                                                                                     9,400                  195,802

Sonic Automotive                                                                                  4,200  (a)             161,490

Toro                                                                                              3,300                  191,400

Tower Automotive                                                                                 10,800  (a)             158,436

UAL                                                                                               5,000                   70,450

                                                                                                                       3,808,330

CONSUMER STAPLES--3.1%

Dean Foods                                                                                        2,742  (a)             101,509

Del Monte Foods                                                                                  12,100  (a)             128,018

Dole Food                                                                                         6,500                  216,255

Fleming                                                                                           5,500                  121,220

Playtex Products                                                                                  9,600  (a)             124,800

Ralcorp Holdings                                                                                  4,000  (a)             112,000

Spartan Stores                                                                                   12,800  (a)             102,144

                                                                                                                         905,946

ENERGY--4.4%

AGL Resources                                                                                     6,800                  162,792

Comstock Resources                                                                               11,000  (a)             101,750

                                                                                                                 The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINED)

Global Power Equipment Group                                                                      6,600                   76,230

Key Production                                                                                    5,000  (a)             107,000

MDU Resources Group                                                                               3,500                  101,955

NUI                                                                                               4,700                  125,960

New Jersey Resources                                                                              4,200                  134,400

ONEOK                                                                                             7,200                  157,392

Peoples Energy                                                                                    3,300                  128,700

Universal Compression Holdings                                                                    3,700  (a)              90,835

WGL Holdings                                                                                      3,000                   81,300

                                                                                                                       1,268,314

HEALTH CARE--4.4%

Alpharma, Cl. A                                                                                   7,100                  121,410

CONMED                                                                                            5,000  (a)             135,000

Cell Genesys                                                                                      3,400  (a)              48,314

Covance                                                                                           5,700  (a)             114,399

Coventry Health Care                                                                              6,000  (a)             189,000

PacifiCare Health Systems                                                                         8,500  (a)             257,210

Serologicals                                                                                      4,100  (a)              84,091

Sola International                                                                                9,700  (a)             139,195

Sunrise Assisted Living                                                                           2,600  (a)              70,226

Syncor International                                                                              3,700  (a)             115,662

                                                                                                                       1,274,507

INTEREST SENSITIVE--19.3%

Alfa                                                                                              4,400                  141,196

AmeriCredit                                                                                       3,400  (a)             131,988

AmerUs Group                                                                                      3,000                  113,040

Amli Residential Properties Trust                                                                 5,400                  137,160

Astoria Financial                                                                                 2,300                   73,807

BRE Properties, CL. A                                                                             2,900                   94,685

BankUnited Financial                                                                                700  (a)              11,193

Boykin Lodging                                                                                   10,400                   98,280

Brandywine Realty Trust                                                                           5,400                  129,006

CNA Surety                                                                                        4,100                   66,625

Camden Property Trust                                                                             3,000                  119,400

Capital Automotive REIT                                                                           4,900                  118,580

CarrAmerica Realty                                                                                3,100                   99,572

Corporate Office Properties Trust                                                                 4,800                   64,752


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Doral Financial                                                                                   3,000                  104,820

Downey Financial                                                                                  3,600                  191,232

FelCor Lodging Trust                                                                              5,700                  122,550

First American                                                                                    9,000                  198,900

First Industrial Realty Trust                                                                     2,800                   94,276

Glenborough Realty Trust                                                                          5,000                  112,250

HRPT Properties Trust                                                                            13,500                  117,180

Harbor Florida Bancshares                                                                         6,500                  132,145

Health Care REIT                                                                                  4,300                  121,260

Highwoods Properties                                                                              2,600                   73,112

Home Properties of New York                                                                       1,600                   57,632

Hospitality Properties Trust                                                                      3,500                  119,000

IndyMac Bancorp                                                                                   7,000  (a)             176,750

Innkeepers USA Trust                                                                              9,000                  103,230

JDN Realty                                                                                       10,000                  126,700

Jefferies Group                                                                                   3,700                  172,013

Kilroy Realty                                                                                     3,700                  104,155

MAF Bancorp                                                                                       4,200                  155,652

Mack-Cali Realty                                                                                  2,000                   65,600

Metris Companies                                                                                  6,800                   88,672

Mills                                                                                             2,500                   68,800

NCO Group                                                                                         2,600  (a)              72,384

Ohio Casualty                                                                                     6,100  (a)             117,852

Realty Income                                                                                     3,300                  111,375

Reckson Associates Realty                                                                         6,800                  165,920

Regency Centers                                                                                   5,000                  147,000

SL Green Realty                                                                                   3,500                  122,850

Seacoast Financial Services                                                                       3,300                   70,620

StanCorp Financial Group                                                                          4,100                  239,850

Staten Island Bancorp                                                                             4,200                   83,790

Summit Properties                                                                                 2,500                   58,500

Trenwick Group                                                                                    9,900                   84,051

Triad Guaranty                                                                                    2,100  (a)              93,870

United Dominion Realty Trust                                                                      5,000                   83,500

W. R. Berkley                                                                                     2,300                  139,150

Webster Financial                                                                                 2,400                   95,112

                                                                                                                       5,591,037

                                                                                                                 The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTERNET--.2%

Ameritrade Holding, Cl. A                                                                        13,000  (a)              69,810

PRODUCER GOODS & SERVICES--24.3%

AGCO                                                                                              6,100  (a)             138,592

Airgas                                                                                            4,000  (a)              65,960

Albemarle                                                                                         4,200                  124,530

Alexander & Baldwin                                                                               3,800                  103,246

Alliant Techsystems                                                                                 800  (a)              86,160

Beazer Homes USA                                                                                  1,000  (a)              88,520

Bemis                                                                                             2,000                  106,460

CUNO                                                                                              2,000  (a)              70,480

Caraustar Industries                                                                              9,600                  108,480

Centex Construction Products                                                                      3,200                  140,416

Crown Cork & Seal                                                                                 9,000  (a)             101,340

Cytec Industries                                                                                  4,000  (a)             131,960

ESCO Technologies                                                                                 4,300  (a)             173,075

Ferro                                                                                             4,200                  118,944

Goodrich                                                                                          3,800                  121,296

Griffon                                                                                           7,500  (a)             144,000

Harsco                                                                                            3,400                  144,500

Hovnanian Enterprises                                                                             5,500  (a)             167,420

IMC Global                                                                                        6,000                   75,600

Intermagnetics General                                                                            3,800  (a)              95,494

KB HOME                                                                                           3,600                  179,460

Kaydon                                                                                            4,400                  125,356

LNR Property                                                                                      3,100                  113,460

Lennar                                                                                            2,000                  111,080

Lincoln Electric Holdings                                                                         5,200                  147,680

Louisiana-Pacific                                                                                11,600                  135,720

M.D.C. Holdings                                                                                   3,950                  199,475

Manitowoc                                                                                         3,300                  144,210

Massey Energy                                                                                     7,000                  104,650

Meritage                                                                                          2,600  (a)             116,480

Minerals Technologies                                                                             1,700                   85,000

Moog, Cl. A                                                                                       3,100  (a)             106,020

Myers Industries                                                                                  6,000                  108,600

Nortek                                                                                            3,000  (a)             132,720


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

OMI                                                                                              28,100  (a)             126,731

Olin                                                                                              5,900                  107,439

Owens-Illinois                                                                                   15,500  (a)             248,310

PolyOne                                                                                           9,000                  109,260

Precision Castparts                                                                               2,000                   70,740

Quanex                                                                                            4,200                  151,200

RPM                                                                                              10,600                  179,670

Rock-Tenn, Cl. A                                                                                  4,000                   61,120

Schulman (A.)                                                                                     4,600                   93,380

Shaw Group                                                                                        3,300  (a)             100,749

Spartech                                                                                          5,600                  149,744

Standard Pacific                                                                                  2,500                   83,925

Terex                                                                                             6,000  (a)             150,300

Texas Industries                                                                                  2,900                  112,462

Thomas Industries                                                                                 4,200                  121,800

Timken                                                                                            3,500                   93,275

URS                                                                                               3,600  (a)             110,880

United Stationers                                                                                 3,800  (a)             148,238

Universal Forest Products                                                                         5,000                  125,000

WESCO International                                                                              16,000  (a)             114,400

Watts Industries                                                                                  4,900                   89,229

Worthington Industries                                                                            7,100                  105,080

Yellow                                                                                            5,000  (a)             134,850

York International                                                                                3,500                  127,435

                                                                                                                       7,031,601

SERVICES--6.9%

American Greetings, Cl. A                                                                         9,300                  165,075

Arbitron                                                                                          4,000  (a)             137,480

Banta                                                                                             5,100                  191,760

Boron, LePore & Associates                                                                        9,000  (a)             107,100

Dollar Thrifty Automotive Group                                                                   5,900  (a)             138,650

G & K Services, Cl. A                                                                             2,900                  119,625

Hanover Compressor                                                                                8,800  (a)             165,880

Kendle International                                                                              2,400  (a)              40,776

MPS Group                                                                                        14,000  (a)             126,000

Media General, Cl. A                                                                              1,500                  102,930

                                                                                                                 The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Navigant International                                                                            9,000  (a)             154,710

PRG-Schultz International                                                                         6,400  (a)              87,808

Paxar                                                                                             2,900  (a)              48,430

Pharmaceutical Product Development                                                                2,200  (a)              55,396

Pittston Brink's Group                                                                            5,600                  154,112

SOURCECORP                                                                                        3,600  (a)             108,000

Watson Wyatt & Company                                                                            3,600  (a)              94,500

                                                                                                                       1,998,232

TECHNOLOGY--8.5%

ADTRAN                                                                                            2,900  (a)              72,094

Acclaim Entertainment                                                                            19,000  (a)             101,840

Anixter International                                                                             2,400  (a)              69,480

Black Box                                                                                         1,900  (a)              88,901

Computer Network Technology                                                                       6,600  (a)              62,964

Covansys                                                                                         12,400  (a)              99,200

DuPont Photomasks                                                                                 2,200  (a)              85,756

ESS Technology                                                                                    8,500  (a)             135,745

Electronics for Imaging                                                                           6,800  (a)             121,788

Entegris                                                                                          6,000  (a)              94,500

Exar                                                                                              4,500  (a)              89,730

Fisher Scientific International                                                                   4,700  (a)             133,856

Hyperion Solutions                                                                                5,000  (a)             117,000

IDX Systems                                                                                       5,100  (a)              88,077

IKON Office Solutions                                                                            17,300                  224,900

JDA Software Group                                                                                3,700  (a)             111,888

Kulicke & Soffa Industries                                                                        4,000  (a)              72,560

MTS Systems                                                                                       5,800                   60,900

Manufacturers Services                                                                           13,000  (a)              69,810

Methode Electronics, Cl. A                                                                       10,700                  122,729

Microsemi                                                                                         5,500  (a)              72,875

Novell                                                                                           35,500  (a)             131,350

Roxio                                                                                             3,600  (a)              76,500

Stoneridge                                                                                       10,200  (a)             147,900

                                                                                                                       2,452,343


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--3.4%

ALLETE                                                                                            3,600                  109,944

Calpine                                                                                          12,500  (a)             137,500

Cleco                                                                                             8,100                  200,718

Commonwealth Telephone Enterprises                                                                3,400  (a)             128,690

Great Plains Energy                                                                               4,800                  112,752

PNM Resources                                                                                     5,400                  156,600

Western Resources                                                                                 8,200                  142,598

                                                                                                                         988,802

TOTAL COMMON STOCKS

   (cost $23,850,593)                                                                                                 28,282,922

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.3%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

  Greenwich Capital Markets, Repurchase Agreement,

  1.87% dated 4/30/2002 due 5/1/2002,
  in the amount of $960,050 (fully collateralized by $970,000 Federal Home Loan Mortgage
  Corp. Notes, 3.25% due 12/15/2003, value $968,487)

   (cost $960,000)                                                                              960,000                  960,000

TOTAL INVESTMENTS (cost $24,810,593)                                                              100.9%              29,242,922

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (0.9%)               (251,375)

NET ASSETS                                                                                        100.0%              28,991,547

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                                       Cost        Value
-------------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments--Note 1(c)    24,810,593  29,242,922

Cash                                                                                 215,162

Receivable for investment securities sold                                            900,660

Receivable for shares of Capital Stock subscribed                                    151,649

Dividends and interest receivable                                                     19,953

                                                                                  30,530,346

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                                 43,794

Payable for investment securities purchased                                        1,432,964

Payable for shares of Capital Stock redeemed                                          62,041

                                                                                   1,538,799

NET ASSETS ($)                                                                    28,991,547

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                   24,068,157

Accumulated investment (loss)--net                                                    (1,967)

Accumulated net realized gain (loss) on investments                                  493,028

Accumulated net unrealized appreciation
  (depreciation) on investments                                                    4,432,329

NET ASSETS ($)                                                                    28,991,547

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                        7,809,353           15,772,040            4,249,692              926,558              233,904

Shares Outstanding                      496,056            1,021,329              274,698               58,713               14,917
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          15.74                15.44                15.47                15.78                15.68

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $107 foreign taxes withheld at source)          169,080

Interest                                                                 3,938

TOTAL INCOME                                                           173,018

EXPENSES:

Management fee--Note 2(a)                                              117,818

Distribution and service plan fees--Note 2(b)                           70,826

Interest expense--Note 4                                                   488

Loan commitment fees--Note 4                                               129

TOTAL EXPENSES                                                         189,261

INVESTMENT (LOSS)                                                      (16,243)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                541,301

Net unrealized appreciation (depreciation) on investments            4,349,057

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,890,358

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,874,115

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002            Year Ended
                                               (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                     (16,243)               64,272

Net realized gain (loss) on investments           541,301               693,912

Net unrealized appreciation
   (depreciation) on investments                4,349,057              (494,576)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,874,115               263,608

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                    (22,749)              (31,675)

Class B shares                                    (12,679)                    --

Class R shares                                     (4,630)               (4,546)

Class T shares                                       (305)                   (2)

Net realized gain on investments:

Class A shares                                    (12,680)                   --

Class B shares                                    (20,528)                   --

Class C shares                                     (5,629)                   --

Class R shares                                     (1,499)                   --

Class T shares                                       (136)                   --

TOTAL DIVIDENDS                                   (80,835)              (36,223)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  5,004,666             9,138,063

Class B shares                                  8,012,985             6,864,725

Class C shares                                  1,919,168             2,201,405

Class R shares                                    305,721               380,677

Class T shares                                    169,026                56,584


                                         Six Months Ended
                                          April 30, 2002            Year Ended
                                              (Unaudited)      October 31, 2001
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                     27,271                30,573

Class B shares                                     21,953                    --

Class C shares                                      3,149                    --

Class R shares                                      5,717                 4,161

Class T shares                                        353                     2

Cost of shares redeemed:

Class A shares                                 (3,182,955)           (9,490,992)

Class B shares                                 (1,384,127)           (1,650,226)

Class C shares                                   (376,713)           (1,192,920)

Class R shares                                   (138,436)             (446,033)

Class T shares                                     (2,228)               (7,817)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             10,385,550             5,888,202

TOTAL INCREASE (DECREASE) IN NET ASSETS        15,178,830             6,115,587

NET ASSETS ($)

Beginning of Period                            13,812,717             7,697,130

END OF PERIOD                                  28,991,547            13,812,717

Undistributed investment income (loss)--net        (1,967)               54,639

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2002            Year Ended
                                               (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       341,234               742,940

Shares issued for dividends reinvested              2,083                 2,611

Shares redeemed                                  (224,817)             (741,854)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     118,500                 3,697

CLASS B(A)

Shares sold                                       564,814               546,789

Shares issued for dividends reinvested              1,704                    --

Shares redeemed                                   (99,381)             (135,994)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     467,137               410,795

CLASS C

Shares sold                                       133,931               176,202

Shares issued for dividends reinvested                244                    --

Shares redeemed                                   (28,603)              (94,756)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     105,572                81,446

CLASS R

Shares sold                                        20,403                28,479

Shares issued for dividends reinvested                436                   355

Shares redeemed                                   (10,519)              (33,922)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      10,320                (5,088)

CLASS T

Shares sold                                        11,109                 4,391

Shares issued for dividends reinvested                 27                    --

Shares redeemed                                      (147)                 (560)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      10,989                 3,831

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 3,315 CLASS B SHARES REPRESENTING $48,348 WERE AUTOMATICALLY CONVERTED TO 3,255 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 323 CLASS B SHARES REPRESENTING $4,219 WERE AUTOMATICALLY CONVERTED TO 318 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                      Six Months Ended                    Year Ended October 31,
                                                        April 30, 2002       -------------------------------------------------------
CLASS A SHARES                                             (Unaudited)          2001        2000        1999        1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                           12.11         11.75       10.63       10.45       12.50

Investment Operations:

Investment income--net                                             .02(b)        .10(b)      .06(b)      .01(b)      .03

Net realized and unrealized
   gain (loss) on investments                                     3.70           .32        1.06         .20       (2.08)

Total from Investment Operations                                  3.72           .42        1.12         .21       (2.05)

Distributions:

Dividends from investment
   income--net                                                    (.06)         (.06)         --        (.03)         --

Dividends from net realized
   gain on investments                                            (.03)           --          --          --          --

Total Distributions                                               (.09)         (.06)         --        (.03)         --

Net asset value, end of period                                   15.74          12.11      11.75       10.63       10.45

TOTAL RETURN (%)(C)                                              30.92(d)        3.55      10.54        2.01      (16.40)(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                           .74(d)        1.50       1.50        1.50         .88(d)

Ratio of interest expense,
   loan commitment fees
   to average net assets                                           .00(d,e)       .01         --          --          --

Ratio of net investment income

   to average net assets                                           .18(d)         .82        .59         .12         .24(d)

Portfolio Turnover Rate                                          45.76(d)      112.09     101.02       53.87       19.72(d)

Net Assets, end of period ($ x 1,000)                            7,809          4,574      4,392       4,432       3,169

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                               The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      Six Months Ended                    Year Ended October 31,
                                                        April 30, 2002        ------------------------------------------------------
CLASS B SHARES                                             (Unaudited)         2001           2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                       11.89            11.56          10.54          10.41         12.50

Investment Operations:

Investment income (loss)--net                                 (.03)(b)          .00(b,c)      (.02)(b)       (.07)(b)      (.02)

Net realized and unrealized
   gain (loss) on investments                                 3.63              .33           1.04            .20         (2.07)

Total from Investment Operations                              3.60              .33           1.02            .13         (2.09)

Distributions:

Dividends from investment income--net                         (.02)              --             --             --            --

Dividends from net realized
   gain on investments                                        (.03)              --             --             --            --

Total Distributions                                           (.05)              --             --             --            --

Net asset value, end of period                               15.44            11.89          11.56          10.54         10.41

TOTAL RETURN (%) (D)                                         30.41(e)          2.85           9.68           1.25        (16.72)(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                      1.12(e)          2.25           2.25           2.25          1.32(e)

Ratio of interest expense,
   loan commitment fees
   to average net assets                                       .00(e,f)         .02             --             --            --

Ratio of net investment income
   (loss) to average net assets                               (.21)(e)          .03           (.15)          (.63)         (.20)(e)

Portfolio Turnover Rate                                      45.76(e)        112.09         101.02          53.87         19.72(e)

Net Assets, end of period ($ x 1,000)                       15,772            6,591          1,658            990           639

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

(F) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                      Six Months Ended                            Year Ended October 31,
                                                        April 30, 2002          ----------------------------------------------------
CLASS C SHARES                                             (Unaudited)          2001          2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                         11.90           11.57         10.55          10.41         12.50

Investment Operations:

Investment income (loss)--net                               (.03)(b)             .01(b)       (.02)(b)       (.07)(b)      (.02)

Net realized and unrealized
   gain (loss) on investments                                   3.63             .32          1.04            .21         (2.07)

Total from Investment Operations                                3.60             .33          1.02            .14         (2.09)

Distributions:

Dividends from net realized
   gain on investments                                         (.03)              --            --             --            --

Net asset value, end of period                                 15.47           11.90         11.57          10.55         10.41

TOTAL RETURN (%) (C)                                        30.34(d)            2.85          9.67           1.34        (16.72)(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                     1.12(d)            2.25          2.25           2.25          1.32(d)

Ratio of interest expense,
   loan commitment fees
   to average net assets                                    .00(d,e)             .02            --             --            --

Ratio of net investment income
   (loss) to average net assets                             (.22)(d)             .05          (.17)          (.63)         (.19)(d)

Portfolio Turnover Rate                                     45.76(d)          112.09        101.02          53.87         19.72(d)

Net Assets, end of period ($ x 1,000)                          4,250           2,012         1,014            660           621

(A)  FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                           The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      Six Months Ended                           Year Ended October 31,
                                                        April 30, 2002         -----------------------------------------------------
CLASS R SHARES                                             (Unaudited)          2001          2000           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                        12.17            11.80         10.65          10.47         12.50

Investment Operations:

Investment income--net                                          .04(b)           .14(b)        .09(b)         .04(b)        .04

Net realized and unrealized
   gain (loss) on investments                                  3.71              .32          1.06            .20         (2.07)

Total from Investment Operations                               3.75              .46          1.15            .24         (2.03)

Distributions:

Dividends from investment income--net                          (.11)            (.09)           --           (.06)           --

Dividends from net realized
   gain on investments                                         (.03)              --            --             --            --

Total Distributions                                            (.14)            (.09)           --           (.06)           --

Net asset value, end of period                                15.78            12.17         11.80          10.65         10.47

TOTAL RETURN (%)                                              31.04(c)          3.88         10.80           2.26        (16.24)(c)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                        .62(c)          1.25          1.25           1.25           .73(c)

Ratio of interest expense,
   loan commitment fees
   to average net assets                                        .00(c,d)         .01            --             --            --

Ratio of net investment income
   to average net assets                                        .30(c)          1.07           .84            .36           .38(c)

Portfolio Turnover Rate                                       45.76(c)        112.09        101.02          53.87         19.72(c)

Net Assets, end of period ($ x 1,000)                           927              589           631            509           420

(A)  FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  AMOUNT REPRESENTS LESS THAN .01%.


SEE NOTES TO FINANCIAL STATEMENTS.


                                                                        Six Months Ended             Year Ended October 31,
                                                                          April 30, 2002         -----------------------------------
CLASS T SHARES                                                               (Unaudited)           2001            2000(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                                             12.10            11.72           10.34

Investment Operations:

Investment income--net                                                               .00(b,c)         .06(b)          .02(b)

Net realized and unrealized
   gain (loss) on investments                                                       3.69              .35            1.36

Total from Investment Operations                                                    3.69              .41            1.38

Distributions:

Dividends from investment income--net                                               (.08)            (.03)             --

Dividends from net realized
   gain on investments                                                              (.03)              --              --

Total Distributions                                                                 (.11)            (.03)             --

Net asset value, end of period                                                     15.68            12.10           11.72

TOTAL RETURN (%) (D)                                                               30.68(e)          3.46           13.35(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                             .88(e)          1.75            1.17(e)

Ratio of interest expense,
   loan commitment fees
   to average net assets                                                             .00(e,f)         .02              --

Ratio of net investment income

   to average net assets                                                             .02(e)           .52             .21(e)

Portfolio Turnover Rate                                                            45.76           112.09          101.02


Net Assets, end of period ($ x 1,000)                                                234               48               1

(A)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

(F)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Cap Value Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to provide investors with total investment returns that consistently outperform the Russell 2000 Value Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund' s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is a potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the credit-worthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund, except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and
expenses,   service  fees,  fees  and  expenses  of  non-  interested  Directors
(including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) .. In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution and service plan: Under separate Distribution Plans (the
" Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, mar-

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

keting and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2002, Class A, Class B, Class C and Class T shares were charged $6,690, $37,738, $10,215 and $99, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $12,580, $3,405 and $99, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $17,833,074 and $8,704,134, respectively.

At April 30, 2002, accumulated net unrealized appreciation on investments was $4,432,329, consisting of $4,906,488 gross unrealized appreciation and $474,159 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended April 30, 2002 was approximately $32,320, with a related weighted average annualized interest rate of 3.04%.

                                                             The Fund

                   For More Information

                        Dreyfus Premier
                        Small Cap Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  148SA0402

===============================================================================


      Dreyfus Premier
      Tax Managed
      Growth Fund

      SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                        Tax Managed Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Tax Managed Growth Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager, Fayez Sarofim of Fayez Sarofim & Co., the fund's sub-investment adviser.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. stocks. The economic outlook may have become less uncertain, but the short-term movements of the stock market remain impossible to predict.

Indeed, the market' s direction becomes clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Tax Managed Growth Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, the fund's Class A shares produced a 2.23% total return, Class B shares achieved a 1.89% total return, Class C shares achieved a 1.89% total return and Class T shares achieved a 2.18% total return.(1) For the same period, the total return of the fund's benchmark, the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index"), was 2.31%.(2)

Although the market' s returns over the reporting period were relatively flat overall, short-term price changes were remarkably volatile. Gains during the final months of 2001 were largely offset by losses during the first four months of 2002. The modest differences between the performance of the fund and its benchmark can be attributed to the fund's bias toward growth stocks during a period in which value-oriented stocks generally produced higher returns.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the portfolio in a manner cognizant of the concerns of tax-conscious investors. Our tax-managed approach is based on targeting long-term growth rather than short-term profit. We typically buy and sell relatively few stocks during the course of the

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

year, which may help minimize investors' tax liabilities and reduces the fund's trading costs. During the reporting period, the fund's portfolio turnover rate was 1.26%.

What other factors influenced the fund's performance?

Both the fund and the market were influenced by changes in investor sentiment. When the reporting period began, investors were optimistic about the potential for an economic recovery, and the market had rallied strongly off the lows established after the September 11 terrorist attacks. Soon thereafter, however, well-publicized accounting scandals among a handful of major U.S. corporations roiled the markets, causing many investors to lose confidence in the veracity of financial reports. As a result, investor sentiment turned negative, especially with regard to companies with complex finances, heavy debt loads or questionable earnings quality. These concerns continued to weigh on the stock market during the first four months of 2002. In addition, investors were vacillating between optimism and pessimism regarding the strength and duration of a potential economic recovery.

In this environment, the fund benefited from its focus on blue chip growth companies with low debt levels and consistent earnings. A key part of our investment approach is to carefully analyze all aspects of a company's finances, including cash flow statements, balance sheets and income statements. This served the fund particularly well when accounting scrutiny intensified during the reporting period.

Consumer staples stocks contributed strongly to the fund's returns. Longtime holdings such as Philip Morris Cos., Procter & Gamble, Walgreen and Coca-Cola performed well as investors flocked to businesses with consistent earnings growth and steady demand for products that dominate their markets. Philip Morris Cos. saw its stock price rise substantially as litigation concerns appeared to ease and business fundamentals improved. During the reporting period, Procter & Gamble continued to rebound as key products gained market share and the company recovered from earlier earnings disappointments.

In the financial services area, American Express delivered highly competitive returns. Although it is a relatively small position in the fund, the stock became one of the top contributors to performance as its travel and credit card businesses recovered from September 11-related weakness and began to realize the benefits of earlier cost-cutting measures. The fund also profited by maintaining relatively light exposure to weaker industry groups, most notably information technology and telecommunications, which fell sharply because of excess capacity and persistently weak customer demand.

Changes to the fund during the reporting period included new positions in Nestle and Kraft Foods. Both companies are leaders in the food industry, are globally diversified, have consistently achieved above-average earnings growth and are reasonably valued. On the other hand, we eliminated the fund's holdings of Hewlett-Packard because of concerns regarding its merger with Compaq Computer Corp.

What is the fund's current strategy?

Consistent with our long-standing investment approach, we have continued to emphasize high quality companies that we believe have strong, long-term growth potential. We have found a number of such companies in the consumer staples and health care industry groups, where we expect business fundamentals and earnings to continue to grow. Although health care stocks generally posted disappointing results during the reporting period, we believe that industry leaders such as Merck & Co., Pfizer, Inc. and Johnson & Johnson are well positioned to benefit from long-term demographic trends.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)


COMMON STOCKS--97.0%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--1.4%

Ford Motor                                                                                      314,671                5,034,736

BANKING--3.5%

Bank of America                                                                                  78,948                5,722,151

SunTrust Banks                                                                                   95,000                6,458,100

                                                                                                                      12,180,251

CAPITAL GOODS--6.3%

Emerson Electric                                                                                 70,000                3,737,300

General Electric                                                                                330,000               10,411,500

Honeywell International                                                                         100,000                3,668,000

Rockwell Automation                                                                              90,000                1,932,300

Rockwell Collins                                                                                 90,000                2,143,800

                                                                                                                      21,892,900

DIVERSIFIED FINANCIAL SERVICES--12.0%

American Express                                                                                120,000                4,921,200

Citigroup                                                                                       253,333               10,969,319

Federal Home Loan Mortgage                                                                       75,000                4,901,250

Federal National Mortgage Assoication                                                           130,000               10,260,900

Goldman Sachs Group                                                                              20,000                1,575,000

J.P. Morgan Chase & Co                                                                          187,500                6,581,250

Merrill Lynch                                                                                    60,000                2,516,400

                                                                                                                      41,725,319

ENERGY--9.4%

BP, ADR                                                                                         150,000                7,620,000

ChevronTexaco                                                                                    90,000                7,803,900

Exxon Mobil                                                                                     411,612               16,534,454

Royal Dutch Petroleum, ADR                                                                       12,000                  627,120

                                                                                                                      32,585,474

FOOD & DRUGS RETAILING--2.6%

Walgreen                                                                                        240,000                9,064,800

FOOD, BEVERAGE & TOBACCO--13.1%

Coca-Cola                                                                                       175,000                9,714,250

Kraft Foods, Cl. A                                                                               75,000                3,078,000

Nestle, ADR                                                                                     100,000                5,875,000

PepsiCo                                                                                         185,000                9,601,500

Philip Morris Cos.                                                                              315,000               17,145,450

                                                                                                                      45,414,200


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--16.4%

Abbott Laboratories                                                                             140,000                7,553,000

Johnson & Johnson                                                                               280,000               17,880,800

Lilly (Eli) & Co                                                                                 80,000                5,284,000

Merck & Co                                                                                      175,000                9,509,500

Pfizer                                                                                          460,000               16,721,000

                                                                                                                      56,948,300

HOTELS RESTAURANTS & LEISURE--1.1%

McDonald's                                                                                      130,000                3,692,000

HOUSEHOLD & PERSONAL PRODUCTS--3.5%

Colgate-Palmolive                                                                                90,000                4,770,900

Procter & Gamble                                                                                 80,000                7,220,800

                                                                                                                      11,991,700

INSURANCE--5.4%

American International Group                                                                     63,425                4,383,936

Berkshire Hathaway, Cl. A                                                                            79  (a)           5,802,550

Berkshire Hathaway, Cl. B                                                                            15  (a)              36,495

Marsh & McLennan Cos.                                                                            85,000                8,591,800

                                                                                                                      18,814,781

MEDIA/ENTERTAINMENT--4.8%

AOL Time Warner                                                                                 139,700  (a)           2,657,094

Fox Entertainment Group, Cl. A                                                                  120,000  (a)           2,832,000

McGraw-Hill Cos                                                                                 100,000                6,399,000

Viacom, Cl. B                                                                                   100,000  (a)           4,710,000

                                                                                                                      16,598,094

RETAILING--2.4%

Wal-Mart Stores                                                                                 150,000                8,379,000

SOFTWARE & SERVICES--1.9%

Microsoft                                                                                       125,000  (a)           6,532,500

TECHNOLOGY HARDWARE & EQUIPMENT--7.7%

Cisco Systems                                                                                   240,000  (a)           3,516,000

EMC                                                                                             100,000  (a)             914,000

Intel                                                                                           490,000               14,018,900

International Business Machines                                                                 100,000                8,376,000

                                                                                                                      26,824,900

TELECOMMUNICATION SERVICES--3.7%

BellSouth                                                                                       160,000                4,856,000

                                                                                                                         The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES (CONTINUED)

SBC Communications                                                                              161,320                5,010,599

Verizon Communications                                                                           70,000                2,807,700

                                                                                                                      12,674,299

TRANSPORTATION--1.8%

Norfolk Southern                                                                                130,000                2,785,900

United Parcel Service, Cl. B                                                                     60,000                3,602,400

                                                                                                                       6,388,300

TOTAL COMMON STOCKS

   (cost $332,983,269)                                                                                               336,741,554

PREFERRED STOCKS--.4%
------------------------------------------------------------------------------------------------------------------------------------

MEDIA/ENTERTAINMENT;

News Corp, ADR, Cum., $.4228

   (cost $1,391,500)                                                                             55,000                1,218,800

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.6%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.72%, 5/2/2002                                                                            2,125,000                2,124,894

   1.68%, 5/9/2002                                                                            1,012,000                1,011,615

   1.63%, 5/16/2002                                                                           3,367,000                3,364,609

   1.66%, 5/23/2002                                                                           1,962,000                1,959,960

   1.62%, 6/6/2002                                                                              105,000                  104,821

   1.62%, 6/13/2002                                                                             493,000                  491,994

TOTAL SHORT-TERM INVESTMENTS

   (cost $9,058,116)                                                                                                   9,057,893

TOTAL INVESTMENTS (cost $343,432,885)                                                             100.0%             347,018,247

CASH AND RECEIVABLES (NET)                                                                           .0%                  17,815

NET ASSETS                                                                                        100.0%             347,036,062

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABLILTIES

April 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           343,432,885   347,018,247

Cash                                                                    300,409

Receivable for shares of Capital Stock subscribed                       743,537

Dividends receivable                                                    375,875

                                                                    348,438,068

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   559,925

Payable for shares of Capital Stock redeemed                            842,081

                                                                      1,402,006

NET ASSETS ($)                                                      347,036,062

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     353,858,737

Accumulated investment (loss)                                          (448,572)

Accumulated net realized gain (loss) on investments                  (9,959,465)

Accumulated net unrealized appreciation (depreciation) on investments 3,585,362

NET ASSETS ($)                                                      347,036,062

NET ASSET VALUE PER SHARE

                                                            Class A         Class B           Class C             Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           79,849,638     188,307,212        71,560,720           7,318,492

Shares Outstanding                                        5,115,137      12,461,472         4,738,035             473,759

NET ASSET VALUE PER SHARE ($)                                 15.61           15.11             15.10               15.45


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                           The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $10,500 foreign taxes withheld at source)     2,801,758

Interest                                                                62,461

TOTAL INCOME                                                         2,864,219

EXPENSES:

Management fee--Note 2(a)                                            1,896,470

Distribution and service plan fees--Note 2(b)                        1,413,342

Loan commitment fees--Note 4                                             2,979

TOTAL EXPENSES                                                       3,312,791

INVESTMENT (LOSS)                                                     (448,572)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (1,318,092)

Net unrealized appreciation (depreciation) on investments            7,241,991

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,923,899

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,475,327

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002            Year Ended
                                               (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (448,572)           (1,090,874)

Net realized gain (loss) on investments        (1,318,092)           (5,341,002)

Net unrealized appreciation (depreciation)
   on investments                               7,241,991           (73,082,330)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,475,327           (79,514,206)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 17,632,302            20,355,071

Class B shares                                 18,242,883            33,700,484

Class C shares                                 17,951,138            17,353,903

Class T shares                                    576,367             1,798,807

Cost of shares redeemed:

Class A shares                                 (9,531,597)          (22,018,322)

Class B shares                                (15,287,387)          (32,980,547)

Class C shares                                 (6,208,753)          (13,972,913)

Class T shares                                   (826,853)             (958,955)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  22,548,100             3,277,528

TOTAL INCREASE (DECREASE) IN NET ASSETS        28,023,427           (76,236,678)

NET ASSETS ($):

Beginning of Period                           319,012,635          395,249,313

END OF PERIOD                                 347,036,062          319,012,635

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2002            Year Ended
                                               (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,092,260             1,193,841

Shares redeemed                                  (590,890)           (1,302,431)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     501,370              (108,590)

CLASS B(A)

Shares sold                                     1,165,606             2,023,764

Shares redeemed                                  (979,965)           (2,059,012)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     185,641               (35,248)

CLASS C

Shares sold                                     1,148,762             1,051,690

Shares redeemed                                  (397,699)             (866,653)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     751,063               185,037

CLASS T

Shares sold                                        36,078               106,169

Shares redeemed                                   (51,864)              (58,659)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (15,786)               47,510

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 13,063 CLASS B SHARES REPRESENTING $207,107 WERE AUTOMATICALLY CONVERTED TO 12,659 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 6,305 CLASS B SHARES REPRESENTING $103,405 WERE AUTOMATICALLY CONVERTED TO 6,191 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                              Six Months Ended                       Year Ended October 31,
                                                                April 30, 2002       -----------------------------------------------
CLASS A SHARES                                                     (Unaudited)          2001         2000         1999     1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                    15.27          18.88        17.67        14.77     12.50

Investment Operations:

Investment income--net                                                    .02(b)         .05(b)       .02(b)       .09(b)    .05

Net realized and unrealized gain (loss)
   on investments                                                         .32          (3.66)        1.19         2.81      2.23

Total from Investment Operations                                          .34          (3.61)        1.21         2.90      2.28

Distributions:

Dividends from investment income--net                                      --             --           --           --      (.01)

Net asset value, end of period                                          15.61          15.27        18.88        17.67     14.77

TOTAL RETURN (%)(C)                                                      2.23(d)      (19.12)        6.85        19.64     18.26(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                   .67(d)        1.35         1.35         1.35      1.34(d)

Ratio of net investment income
   to average net assets                                                  .15(d)         .27          .10          .15       .52(d)

Portfolio Turnover Rate                                                  1.26(d)        3.56         4.21         1.26       .05(d)

Net Assets, end of period ($ x 1,000)                                  79,850         70,431       89,166       82,943    30,428

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                         The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          Six Months Ended                      Year Ended October 31,
                                                            April 30, 2002      ---------------------------------------------------
CLASS B SHARES                                                 (Unaudited)           2001          2000           1999      1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                14.83           18.48         17.43          14.67     12.50

Investment Operations:

Investment (loss)                                                    (.03)(b)        (.08)(b)      (.12)(b)       (.15)(b)  (.02)

Net realized and unrealized gain (loss)
   on investments                                                     .31           (3.57)         1.17           2.91      2.19

Total from Investment Operations                                      .28           (3.65)         1.05           2.76      2.17

Net asset value, end of period                                      15.11           14.83         18.48          17.43     14.67

TOTAL RETURN (%)(C)                                                  1.89(d)       (19.75)         6.02          18.81     17.36(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.04(d)         2.10          2.10           2.10      2.09(d)

Ratio of investment (loss)
   to average net assets                                             (.22)(d)        (.48)         (.65)          (.60)    (.27)(d)

Portfolio Turnover Rate                                              1.26(d)         3.56          4.21           1.26       .05(d)

Net Assets, end of period ($ x 1,000)                             188,307         182,073       227,555        192,196    72,347

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


                                                             Six Months Ended                     Year Ended October 31,
                                                               April 30, 2002   ----------------------------------------------------
CLASS C SHARES                                                    (Unaudited)          2001          2000          1999     1998(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                    14.82         18.47         17.42         14.66      12.50

Investment Operations:

Investment (loss)                                                        (.03)(b)      (.08)(b)      (.12)(b)      (.14)(b)   (.02)

Net realized and unrealized gain (loss)
   on investments                                                         .31         (3.57)         1.17          2.90       2.18

Total from Investment Operations                                          .28         (3.65)         1.05          2.76       2.16

Net asset value, end of period                                          15.10         14.82         18.47         17.42      14.66

TOTAL RETURN (%)(C)                                                      1.89(d)     (19.76)         6.03         18.74    17.36(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  1.04(d)       2.10          2.10          2.10     2.09(d)

Ratio of investment (loss)
   to average net assets                                                 (.22)(d)      (.48)         (.64)         (.60)   (.26)(d)

Portfolio Turnover Rate                                                  1.26(d)       3.56          4.21          1.26      .05(d)

Net Assets, end of period ($ x 1,000)                                  71,561        59,104        70,239        62,533     21,244

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                         The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              Six Months Ended                      Year Ended October 31,
                                                                April 30, 2002        ----------------------------------------------
CLASS T SHARES                                                     (Unaudited)          2001          2000          1999   1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    15.12          18.75         17.60         14.74     12.50

Investment Operations:

Investment income (loss)--net                                             .00(b,c)       .00(b,c)     (.03)(b)       .12(b)    .03

Net realized and unrealized gain (loss)
   on investments                                                         .33          (3.63)         1.18          2.74      2.22

Total from Investment Operations                                          .33          (3.63)         1.15          2.86      2.25

Distributions:

Dividends from investment income--net                                      --             --            --            --      (.01)

Net asset value, end of period                                          15.45          15.12         18.75         17.60     14.74

TOTAL RETURN (%)(D)                                                      2.18(e)      (19.36)         6.53         19.40   17.97(e)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                   .79(e)        1.60          1.60          1.60    1.59(e)

Ratio of net investment income (loss)
   to average net assets                                                  .03(e)         .02          (.14)         (.10)    .25(e)

Portfolio Turnover Rate                                                  1.26(e)        3.56          4.21          1.26     .05(e)

Net Assets, end of period ($ x 1,000)                                   7,318          7,404         8,290         8,457    4,501

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Tax Managed Growth Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (" Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an  unused  capital  loss  carryover  of  approximately  $8,641,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, $236,000 of the carryover expires in fiscal 2007, $3,065,000 expires in fiscal 2008 and $5,340,000 expires in fiscal 2009.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund.

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus pays Sarofim an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

The Distributor retained $358,684 during the period ended April 30, 2002 from commissions earned on sales of the fund's shares.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the
" Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares, and Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2002, Class A, Class B, Class C and Class T shares were charged $97,287, $722,791, $250,104 and $9,431, respectively, pursuant to their respective Plans. During the period ended April 30, 2002, Class B, Class C and Class T shares were charged $240,930, $83,368 and $9,431, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

(C) BROKERAGE COMMISSIONS: During the period ended April 30, 2002, the fund incurred total brokerage commissions of $23,662, of which $852 was paid to Dreyfus Brokerage Services. Dreyfus Brokerage Services was a wholly-owned subsidiary of Mellon Financial Corporation until January 31, 2002.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $17,382,573 and $4,228,754, respectively.

At April 30, 2002, accumulated net unrealized appreciation on investments was $3,585,362, consisting of $36,715,963 gross unrealized appreciation and $33,130,601 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

                                                             The Fund

                      For More Information

                        Dreyfus Premier
                        Tax Managed Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  149SA0402



================================================================================


 Dreyfus
 Bond Market
 Index Fund

 SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            22   Statement of Assets and Liabilities

                            23   Statement of Operations

                            24   Statement of Changes in Net Assets

                            25   Financial Highlights

                            27   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         Bond Market Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Bond Market Index Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, some segments of the bond market have given back a portion of the gains achieved during the Federal Reserve Board's aggressive campaign of interest-rate reductions. The economic outlook may have become less uncertain, but the short-term movements of the bond market remain impossible to predict.

Indeed, as many professionals can attest, the bond market's direction becomes clearer only when viewed from a perspective measured in full economic cycles. Although you may become excited about the opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Bond Market Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, Dreyfus Bond Market Index Fund achieved total returns of -0.42% for its Investor shares and -0.40% for its BASIC shares.(1) The fund's benchmark, the Lehman Brothers Aggregate Bond Index (the "Index" ), produced a total return of -0.01% for the same period.(2) The difference in returns was primarily due to transaction costs and other fund operating expenses.

The flat returns of the fund and the bond market in general over the reporting period masked a considerable amount of market volatility, in which accounting-related concerns adversely affected a number of corporate securities. On the other hand, falling interest rates early in the reporting period boosted returns from some areas of the bond market, and mortgage-backed securities gained value later in the reporting period as mortgage prepayments waned.

What is the fund's investment approach?

The fund seeks to match the total return of the Lehman Brothers Aggregate Bond Index. To pursue that goal, the fund invests primarily in securities that are included in the Index.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 350 securities as compared to 6,500 bonds in the Index. As a matter of policy, the fund's average duration -- a measure of sensitivity to changing interest rates -- generally remains neutral to the Index. As of April 30, 2002, the average duration of the fund was approximately 4.460 years.

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was in the midst of a recession that had been intensified by the September 11 terrorist attacks. To the surprise of many analysts, however, key manufacturing,
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

production, housing and automobile sales data began to turn positive in early 2002. Consumer spending led the economy's advance, boosted by low interest rates on auto, home equity and mortgage loans, while capital spending by corporations remained sluggish.

Under normal circumstances, a stronger economy and better business conditions would be expected to benefit corporate bonds. However, the investment-grade corporate bond market sector was derailed by widespread accounting concerns during the reporting period. As accounting irregularities came to light and certain major corporations declared bankruptcy, the credit ratings of other corporations were downgraded, causing the prices of their bonds to fall. Although only a small number of major corporations appear to have employed questionable accounting practices, the financial statements of almost all large companies were subjected to intensified scrutiny. In fact, independent credit-rating agencies, such as Moody's Investor Service, Inc. and Standard & Poor' s Ratings Services, were especially vigilant in their analysis after being criticized for not detecting these problems earlier. Investor sentiment generally turned negative in this environment, punishing bonds issued by corporations that had even the slightest hint of accounting irregularities. Because corporate bonds comprised 29% of the fund's portfolio as of April 30, 2002, these credit concerns weighed heavily on the fund's overall returns.

The disappointing performance of corporate bonds was partially offset by positive returns from other areas of the U.S. bond market. For example, interest-rate-sensitive securities, such as U.S. Treasury, government agency and mortgage-backed securities, benefited from two interest-rate reductions early in the reporting period. The Federal Reserve Board, in an attempt to stimulate renewed economic growth, brought the benchmark federal funds rate down to its lowest level in 40 years. Because bond yields and prices move in opposite directions, lower interest rates produced capital appreciation, which contributed positively to these securities' total returns. Mortgage-backed securities posted particularly competitive returns, in part because prices firmed later in the reporting period, after the number of homeowners refinancing their mortgages had moderated.


What is the fund's current strategy?

As an index fund, our goal is to replicate the return of the Lehman Brothers Aggregate Bond Index, and we therefore do not base our investment decisions on market or economic trends. Instead, we attempt to mirror four key elements of the Index: its average maturity, industry-group composition, credit quality and coupon rate.

We plan to continue our strategy of closely monitoring the Index. Accordingly, as of April 30, 2002 the fund invested approximately 22% of its assets in mortgage-backed securities, 29% in corporate bonds, 22% in U.S. Treasury securities, 25% in U.S. government agency bonds and 2% in repurchase agreements.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)



                                                                                              Principal
BONDS AND NOTES--97.6%                                                                        Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--.5%

Boeing:

   Deb., 8.1%, 2006                                                                              25,000                   27,678

   Deb., 7.25%, 2025                                                                            150,000                  156,838

   Deb., 8.625%, 2031                                                                            10,000                   12,202

Lockheed Martin,

   Notes, 8.2%, 2009                                                                            200,000                  225,209

Raytheon,

   Notes, 6.5%, 2005                                                                            275,000                  283,281

Rockwell International,

   Notes, 6.75%, 2002                                                                            30,000                   30,456

United Technologies,

   Deb., 8.75%, 2021                                                                             50,000                   60,930

                                                                                                                         796,594

ASSET-BACKED CTFS.--1.6%

Asset Securitization,

   Ser. 1997-D4, Cl. A1D, 7.49%, 2029                                                           300,000                  326,351

Capital One Master Trust,

   Ser. 2001-5, Cl. A, 5.3%, 2009                                                               400,000                  408,456

Chemical Master Credit Card Trust,

   Ser. 1996-3, Cl. A, 7.09%, 2009                                                              700,000                  760,227

Daimler Chrysler Auto Trust,

   Ser. 2000-C, Cl. A4, 6.85%, 2005                                                             350,000                  369,528

MBNA Master Credit Card Trust,

   Ser. 1995-C, Cl. A, 6.45%, 2008                                                              400,000                  424,092

Peco Energy Transition Trust,

   Ser. 1999-A, Cl. A7, 6.13%, 2009                                                             235,000                  244,991

                                                                                                                       2,533,645

AUTOMOTIVE--.7%

Chrysler,

   Deb., 7.45%, 2027                                                                             50,000                   49,506

Delphi Auto Systems,

   Deb., 7.125%, 2029                                                                           125,000                  122,084

Ford Capital B.V.,

   Notes, 9.875%, 2002                                                                           25,000                   25,053

Ford Motor,

   Notes, 7.45%, 2031                                                                           150,000                  141,718

General Motors:

   Deb., 8.8%, 2021                                                                             150,000                  168,377

   Notes, 7%, 2003                                                                               40,000                   41,255

   Notes, 7.2%, 2011                                                                            175,000                  179,222


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE (CONTINUED)

Hertz,

   Sr. Notes, 8.25%, 2005                                                                       300,000                  310,963

TRW,

   Notes, 6.25%, 2010                                                                           100,000                   94,584

                                                                                                                       1,132,762

BANKING--3.9%

Banc One:

   Notes, 6.875%, 2006                                                                          500,000                  531,437

   Sub. Notes, 9.875%, 2019                                                                       5,000                    5,813

BankAmerica:

   Sub. Notes, 7.75%, 2002                                                                       25,000                   25,268

   Sub. Notes, 7.8%, 2010                                                                       500,000                  548,862

Bankers Trust New York,

   Sub. Deb., 7.5%, 2015                                                                         75,000                   81,728

Bayerische Landesbank New York,

   Sub. Notes, 5.875%, 2008                                                                     300,000                  307,303

Chemical,

   Sub. Notes, 6.125%, 2008                                                                      15,000                   15,079

Citigroup:

   Notes, 7.25%, 2010                                                                           400,000                  429,546

   Notes, 6.625%, 2028                                                                          100,000                   96,151

Dresdner Bank-New York,

   Sub. Notes, 7.25%, 2015                                                                      145,000                  155,212

FBS Capital I,

   Gtd. Capital Securities, 8.09%, 2026                                                         100,000                  101,312

First Bank System,

   Sub. Notes, 7.625%, 2005                                                                      55,000                   59,998

First Union,

   Sub. Notes, 6.3%, 2008                                                                       100,000                  101,254

Fleet Boston,

   Sub. Notes, 7.375%, 2029                                                                     175,000                  186,553

HSBC Holding,

   Sub. Notes, 7.5%, 2009                                                                       200,000                  218,778

Key Bank,

   Sub. Deb., 6.95%, 2028                                                                       100,000                   98,892

MBNA America Bank:

   Sr. Notes, 7.75%, 2005                                                                       250,000                  268,501

   Sub. Notes, 6.75, 2008                                                                       100,000                  100,896

Morgan (J.P.) Chase,

   Notes, 5.625%, 2006                                                                          500,000                  506,547

                                                                                                               The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

NB Capital Trust IV,

   Gtd. Capital Securities, 8.25%, 2027                                                          55,000                   59,182

National City,

   Sub. Notes, 6.625%, 2004                                                                     750,000                  786,996

NationsBank:

   Sub. Notes, 6.875%, 2005                                                                      10,000                   10,611

   Sub. Notes, 7.625%, 2005                                                                     190,000                  205,195

PNC Funding,

   Notes, 7%, 2004                                                                              225,000                  238,317

Republic New York Corp.,

   Sub. Notes, 5.875%, 2008                                                                      25,000                   24,798

Royal Bank of Scotland,

   Sub. Notes, 6.375%, 2011                                                                     160,000                  163,320

Santander Finance Issuances,

   Sub. Notes, 7.25%, 2006                                                                      100,000                  106,415

Sanwa Finance Aruba,

   Notes, 8.35%, 2009                                                                           150,000                  147,437

Washington Mutual,

   Sr. Notes, 6.25%, 2006                                                                       500,000                  513,418

Wells Fargo Capital,

   Gtd. Capital Securities, 7.96%, 2026                                                          30,000                   31,304

                                                                                                                       6,126,123

BROADCASTING AND MEDIA--.2%

Comcast Cable Communications,

   Sr. Notes, 6.75%, 2011                                                                       150,000                  143,610

Cox Communications,

   Deb., 6.8%, 2028                                                                             150,000                  128,528

                                                                                                                         272,138

CHEMICALS--.2%

duPont (E.I.) de Nemours,

   Notes, 6.75%, 2002                                                                            40,000                   40,804

Eastman Chemical,

   Notes, 6.375%, 2004                                                                           30,000                   31,017

Morton International,

   Deb., 9.25%, 2020                                                                              5,000                    5,761

Potash-Saskatchewan,

   Notes, 7.75%, 2011                                                                           200,000                  216,503

                                                                                                                         294,085


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.2%

Bear Stearns Commercial Mortgage Securities,

   Ser. 1999-WF2, Cl. A2, 7.08%, 2009                                                           250,000                  269,074

Chase Commercial Mortgage Securities,

   Ser. 2000-2, Cl. A2, 7.631%, 2032                                                            250,000                  273,397

GMAC Commercial Mortgage Securities,

   Ser. 1998-C1, Cl. A2, 6.7%, 2008                                                             225,000                  232,153

Heller Financial Commercial Mortgage Asset,

   Ser. 1999-PH1, Cl. A2, 6.847%, 2031                                                          150,000                  159,483

LB Commercial Conduit Mortgage Trust,

   Ser. 1999-C2, Cl. A2, 7.325%, 2009                                                           200,000                  217,438

Morgan Stanley Capital I,

   Ser. 1998-WF1, Cl. A1, 6.25%, 2007                                                           312,790                  324,867

Salomon Brothers Mortgage Securities VII,

   Ser. 2000-C1, Cl. A2, 7.52%, 2009                                                            300,000                  327,603

                                                                                                                       1,804,015

CONSUMER--.6%

Gillette,

   Notes, 4%, 2005                                                                              700,000  (a)             697,985

Maytag,

   Deb., 9.75%, 2002                                                                              5,000                    5,011

Procter & Gamble,

   Notes, 5.25%, 2003                                                                           200,000                  205,398

Whirlpool,

   Notes, 9%, 2003                                                                               10,000                   10,392

                                                                                                                         918,786

DATA PROCESSING--.1%

First Data,

   Sr. Notes, 5.625%, 2011                                                                      250,000                  244,758

DRUGS AND PHARMACEUTICALS--.5%

Abbott Laboratories,

   Notes, 5.625%, 2006                                                                          500,000                  513,545

Bristol-Myers Squibb,

   Notes, 5.75%, 2011                                                                           250,000                  246,676

                                                                                                                         760,221

ENTERTAINMENT/MEDIA--.6%

Disney (Walt):

   Sr. Notes, 6.75%, 2006                                                                        20,000                   20,995

   Sr. Notes, 7%, 2032                                                                          150,000                  147,884

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT/MEDIA (CONTINUED)

News America Holdings,

   Notes, 8.25%, 2018                                                                           150,000                  156,486

Reed Elsevier Capital,

   Medium-Term Notes, 7%, 2005                                                                  200,000                  214,044

Time Warner,

   Deb., 6.95%, 2028                                                                            350,000                  302,621

Viacom,

   Deb., 7.625%, 2016                                                                           125,000                  136,796

                                                                                                                         978,826

FINANCIAL SERVICES--3.3%

Aetna Services,

   Notes, 7.625%, 2026                                                                           50,000                   53,875

American General Finance:

   Notes, 5.875%, 2006                                                                           350000                  355,689

   Notes, 8.125%, 2009                                                                           10,000                   11,105

Bear Stearns:

   Sr. Notes, 8.75%, 2004                                                                        10,000                   10,790

   Sr. Notes, 7.25%, 2006                                                                        75,000                   79,773

CIT Group,

   Sr. Notes, 7.125%, 2004                                                                      300,000                  296,397

Countrywide Home Loan,

   Notes, 5.5%, 2006                                                                            400,000                  401,234

Credit Suisse First Boston,

   Notes, 5.875%, 2006                                                                          300,000                  305,392

Ford Motor Credit,

   Notes, 7.375%, 2011                                                                          750,000                  754,883

GMAC:

   Deb., 6%, 2011                                                                                70,000                   64,323

   Notes, 6.75%, 2006                                                                           600,000                  620,312

General Electric Capital:

   Notes, 8.3%, 2009                                                                             15,000                   16,876

   Notes, 8.125%, 2012                                                                          500,000                  569,493

Goldman Sachs,

   Notes, 8%, 2010                                                                              100,000                  106,368

Household Finance,

   Notes, 8%, 2010                                                                              430,000                  462,676

Lehman Brothers,

   Notes, 6.625%, 2008                                                                          200,000                  199,603


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Merrill Lynch:

   Notes, 8.3%, 2002                                                                             15,000                   15,451

   Notes, 6.875%, 2018                                                                          150,000                  147,083

Morgan Stanley Dean Witter,

   Notes, 7.25%, 2032                                                                           200,000                  200,479

Paine Webber,

   Sr. Notes, 6.55%, 2008                                                                       150,000                  157,657

Sears, Roebuck Acceptance:

   Deb., 6.75%, 2028                                                                            100,000                   95,098

   Notes, 7%, 2007                                                                               35,000                   36,850

Toyota Motor Credit,

   Notes, 5.625%, 2003                                                                          200,000                  207,162

U.S. Leasing International,

   Notes, 6.625%, 2003                                                                           30,000                   30,765

                                                                                                                       5,199,334

FOOD AND BEVERAGES--2.1%

Albertson's,

   Sr. Notes, 7.25%, 2013                                                                       250,000                  263,168

Archer-Daniels-Midland,

   Deb., 0%, 2002                                                                                 5,000                    5,000

Coca-Cola,

   Notes, 6.625%, 2002                                                                           35,000                   35,641

Coca-Cola Enterprises,

   Deb., 8.5%, 2022                                                                             100,000                  119,039

ConAgra,

   Notes, 7.875%, 2010                                                                          200,000                  219,433

Coors,

   Notes, 6.375%, 2012                                                                          130,000  (a)             129,475

Delhaize America,

   Notes, 8.125%, 2011                                                                          250,000                  270,083

Diageo,

   Notes, 6.125%, 2005                                                                          200,000                  210,418

General Mills,

   Notes, 6%, 2012                                                                              125,000                  121,534

Heinz (H.J.),

   Deb., 6.375%, 2028                                                                           100,000                   94,315

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FOOD AND BEVERAGES (CONTINUED)

Hershey Foods,

   Deb., 8.8%, 2021                                                                              30,000                   37,218

Kellogg's,

   Notes, 6%, 2006                                                                              300,000                  308,988

Kraft Foods,

   Notes, 4.625%, 2006                                                                          450,000                  442,372

McDonald's,

   Medium-Term Notes, 6%, 2011                                                                  300,000                  300,134

Nabisco,

   Deb., 7.55%, 2015                                                                             40,000                   45,319

Ralston-Purina Group,

   Notes, 8.625%, 2022                                                                           40,000                   51,132

Safeway,

   Notes, 7.5%, 2009                                                                            200,000                  217,565

Sara Lee,

   Notes, 6.25%, 2011                                                                           300,000                  303,154

Supervalu,

   Notes, 7.8%, 2002                                                                             15,000                   15,206

Sysco,

   Notes, 7%, 2006                                                                               25,000                   26,584

                                                                                                                       3,215,778

FOREIGN--4.4%

European Investment Bank,

   Notes, 4.625%, 2007                                                                          500,000                  494,912

Hydro-Quebec:

   Deb., Ser. HH, 8.5%, 2029                                                                    200,000                  247,145

   Deb., Ser. HK, 9.375%, 2030                                                                   20,000                   26,919

Inter-American Development Bank,

   Deb., 7%, 2003                                                                               600,000                  627,443

International Bank for Reconstruction & Development,

   Sr. Notes, 4.75%, 2004                                                                     2,000,000                2,046,374

Italy Government:

   Bonds, 7.25%, 2005                                                                           500,000                  540,705

   Deb., 6.875%, 2023                                                                            70,000                   74,288

KFW International Finance:

   Deb., 8%, 2010                                                                                35,000                   40,205

   Notes, 5.25%, 2006                                                                           300,000                  304,580

Kingdom of Spain,

   Notes, 7%, 2005                                                                              200,000                  216,280


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FOREIGN (CONTINUED)

Korea Development Bank,

   Bonds, 7.25%, 2006                                                                           300,000                  322,223

Province of British Columbia,

   Bonds, 6.5%, 2026                                                                             25,000                   25,036

Province of Manitoba,

   Deb., 8.8%, 2020                                                                              10,000                   12,816

Province of New Brunswick,

   Deb., 6.75%, 2013                                                                             30,000                   31,915

Province of Ontario,

   Notes, 5.5%, 2008                                                                            500,000                  506,461

Province of Quebec,

   Deb., 7.5%, 2023                                                                             225,000                  247,439

Province of Saskatchewan C.D.A.,

   Deb., 9.125%, 2021                                                                            10,000                   12,969

Republic of Finland,

   Bonds, 6.95%, 2026                                                                            25,000                   27,257

Republic of Korea,

   Notes, 8.875%, 2008                                                                          300,000                  350,250

Republic of Portugal,

   Notes, 5.75%, 2003                                                                           100,000                  104,628

United Mexican States,

   Notes, 9.875%, 2010                                                                          525,000                  604,275

                                                                                                                       6,864,120

INDUSTRIAL--.4%

Alcoa,

   Notes, 7.375%, 2010                                                                          150,000                  162,869

Caterpillar,

   Deb., 9.375%, 2011                                                                           150,000                  183,664

Eaton,

   Deb., 8.1%, 2022                                                                              10,000                   10,741

Emerson Electric,

   Notes, 6.3%, 2005                                                                             35,000                   36,888

PPG Industries,

   Notes, 7.375%, 2016                                                                           45,000                   47,571

Tyco International,

   Sr. Notes, 6.75%, 2011                                                                       150,000                  121,059

                                                                                                                         562,792

                                                                                                               The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INSURANCE--.8%

Allstate,

   Sr. Notes, 7.875%, 2005                                                                      300,000                  328,535

GE Global Insurance,

   Notes, 7%, 2026                                                                              150,000                  148,999

Hartford Life,

   Notes, 6.9%, 2004                                                                            200,000                  210,600

MetLife,

   Sr. Notes, 6.125%, 2011                                                                      260,000                  259,899

Progressive,

   Sr. Notes, 6.625%, 2029                                                                      100,000                   93,145

Torchmark,

   Deb., 8.25%, 2009                                                                            150,000                  156,428

                                                                                                                       1,197,606

OIL AND GAS--1.9%

Amoco Canada,

   Deb., 6.75%, 2023                                                                            150,000                  147,274

Anadarko Finance,

   Notes, 6.75%, 2011                                                                           250,000                  256,806

Apache,

   Deb., 7.95%, 2026                                                                            150,000                  170,053

Burlington Resources,

   Deb., 6.875%, 2026                                                                            70,000                   66,069

Coastal,

   Notes, 7.75%, 2010                                                                           300,000                  310,662

Conoco,

   Sr. Notes, 6.35%, 2009                                                                       300,000                  308,401

Devon Financing Corp.,

   Gtd. Notes, 7.875%, 2031                                                                     125,000                  131,757

Kerr-McGee,

   Notes, 6.875%, 2011                                                                          250,000                  257,636

Occidental Petroleum,

   Sr. Notes, 5.875%, 2007                                                                      500,000                  505,955

Phillips Petroleum,

   Notes, 8.75%, 2010                                                                           200,000                  232,364

Sempra Energy,

   Notes, 7.95%, 2010                                                                           200,000                  209,952

Texaco Capital,

   Deb., 6.875%, 2023                                                                            25,000                   25,532

Union Oil of California,

   Deb., 9.125%, 2006                                                                           200,000                  224,357


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OIL AND GAS (CONTINUED)

Williams Cos.,

   Notes, 7.75%, 2031                                                                            75,000                   70,403

                                                                                                                       2,917,221

PAPER PRODUCTS--.3%

Abitibi-Consolidated,

   Deb., 8.3%, 2005                                                                             150,000                  154,328

Bowater,

   Deb., 9.375%, 2021                                                                            10,000                   10,781

Georgia-Pacific:

   Deb., 9.625%, 2022                                                                            25,000                   24,272

   Notes, 7.75%, 2029                                                                           125,000                  107,796

International Paper:

   Notes, 7.625%, 2007                                                                           10,000                   10,759

   Notes, 6.75%, 2011                                                                           200,000                  203,874

Weyerhaeuser,

   Deb., 7.95%, 2025                                                                             20,000                   21,475

                                                                                                                         533,285

RETAIL--.6%

Dayton Hudson,

   Deb., 8.5%, 2022                                                                              20,000                   21,173

Federated Department Stores,

   Deb., 7.45%, 2017                                                                            115,000                  121,833

Limited,

   Deb., 7.5%, 2023                                                                             110,000                  101,093

May Department Stores,

   Notes, 9.875%, 2002                                                                           15,000                   15,594

Nike,

   Sr. Notes, 5.5%, 2006                                                                        400,000                  401,291

Target,

   Deb., 7%, 2031                                                                               125,000                  128,573

Wal-Mart Stores,

   Sr. Notes, 6.875%, 2009                                                                      150,000                  160,982

                                                                                                                         950,539

TECHNOLOGY--.3%

Hewlett-Packard,

   Notes, 7.15%, 2005                                                                           300,000                  315,317

IBM:

   Deb., 7.5%, 2013                                                                              75,000                   83,442

   Deb., 7%, 2025                                                                               120,000                  123,480

                                                                                                                         522,239

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TELEPHONE AND TELEGRAPH--2.1%

AT&T:

   Deb., 8.35%, 2025                                                                              5,000                    4,649

   Notes, 7%, 2005                                                                               15,000                   14,788

   Sr. Notes, 7.3%, 2011                                                                        400,000  (a)             367,508

AT&T Wireless Services,

   Sr. Notes, 7.875%, 2011                                                                      250,000                  244,723

Alltel,

   Sr. Notes, 7.6%, 2009                                                                        200,000                  207,552

Bellsouth Telecommunications,

   Deb., 6.375%, 2028                                                                           100,000                   90,704

British Telecom,

   Bonds, 8.875%, 2030                                                                          150,000                  169,908

Deutsche Telekom International Finance,

   Bonds, 8%, 2010                                                                              300,000                  316,481

France Telecom,

   Bonds, 8.5%, 2031                                                                            100,000  (a)             105,138

GTE,

   Deb., 9.1%, 2003                                                                              35,000                   37,024

New Jersey Bell Telephone,

   Deb., 8%, 2022                                                                                25,000                   25,704

Pacific-Bell Telephone:

   Deb., 7.375%, 2025                                                                            75,000                   75,470

   Deb., 7.125%, 2026                                                                            10,000                   10,508

Qwest Capital Funding,

   Notes, 7.9%, 2010                                                                            350,000                  257,677

Southwestern Bell Telephone,

   Notes, 6.625%, 2005                                                                          150,000                  159,374

Sprint Capital,

   Sr. Notes, 7.625%, 2011                                                                      500,000                  471,490

Telefonica Europe,

   Gtd. Notes, 7.75%, 2010                                                                      200,000                  213,748

U.S. West Communications,

   Deb., 6.875%, 2033                                                                            25,000                  18,802

Verizon Global Funding,

   Notes, 7.25%, 2010                                                                           300,000                  301,626

Vodafone Group,

   Notes, 7.75%, 2010                                                                           150,000                  160,695

                                                                                                                       3,253,569

TOBACCO--.0%

Fortune Brands,

   Deb., 8.625%, 2021                                                                             5,000                    5,964


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--.7%

Burlington North Santa Fe:

   Deb., 7%, 2025                                                                               100,000                  100,440

   Notes, 6.75%, 2011                                                                           200,000                  205,186

CSX,

   Deb., 7.45%, 2007                                                                            350,000                  376,845

Canadian National Railway,

   Notes, 6.9%, 2028                                                                            100,000                  100,385

Norfolk Southern:

   Deb., 9%, 2021                                                                                10,000                   11,881

   Deb., 7.8%, 2027                                                                              50,000                   54,536

Union Pacific,

   Notes, 6.5%, 2012                                                                            250,000                  251,478

United Parcel Service,

   Deb., 8.375%, 2020                                                                            10,000                   12,242

                                                                                                                       1,112,993

UTILITIES-ELECTRIC--2.0%

Baltimore Gas & Electric:

   First Mortgage Bonds, 7.5%, 2007                                                              10,000                   10,757

   First Mortgage Bonds, 7.5%, 2023                                                              33,000                   32,568

Carolina Power & Light,

   First Mortgage Bonds, 8.2%, 2022                                                              15,000                   15,335

Commonwealth Edison,

   Deb., 6.4%, 2005                                                                             200,000                  207,505

DTE Energy,

   Sr. Notes, 7.05%, 2011                                                                       250,000                  257,349

Duke Capital,

   Sr. Notes, 8%, 2019                                                                          125,000                  137,246

FPL Group Capital,

   Notes, 7.375%, 2009                                                                          300,000                  316,192

FirstEnergy,

   Notes, Ser. C, 7.375%, 2031                                                                  200,000                  189,419

Florida Power & Light:

   First Mortgage Bonds, 6.625%, 2003                                                            30,000                   30,098

   First Mortgage Bonds, 7.75%, 2023                                                             25,000                   25,468

New York State Electric & Gas,

   First Mortgage Bonds, 9.875%, 2020                                                            10,000                   10,022

Niagara Mohawk Power,

   First Mortgage Bonds, 7.75%, 2006                                                            400,000                  430,718

Nisource Finance,

   Notes, 7.625%, 2005                                                                          300,000                  301,538

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES-ELECTRIC (CONTINUED)

Northern States Power,

   First Mortgage Bonds, 7.125%, 2025                                                           100,000                  100,653

PP&L Resources,

   First Mortgage Bonds, 6.55%, 2006                                                             25,000                   26,006

PPL Electric Utilities,

   Sr. Notes, 6.25%, 2009                                                                       300,000                  304,268

Public Service Electric & Gas,

   First Mortgage Bonds, 6.5%, 2004                                                              25,000                   26,060

South Carolina Electric & Gas,

   First Mortgage Bonds, 9%, 2006                                                                20,000                   20,944

Texas Utilities,

   First Mortgage Bonds, 8.75%, 2023                                                             35,000                   36,945

Union Electric,

   First Mortgage Bonds, 6.75%, 2008                                                             25,000                   25,761

Virginia Electric & Power,

   First Mortgage Bonds, 7.625%, 2007                                                           325,000                  351,476

Wisconsin Electric & Power,

   First Mortgage Bonds, 7.7%, 2027                                                             190,000                  190,811

                                                                                                                       3,047,139

U.S. GOVERNMENT--22.2%

U.S. Treasury Bonds:

   5.5%, 8/15/2028                                                                            4,100,000                3,964,167

   7.25%, 5/15/2016                                                                             610,000                  707,862

   7.875%, 2/15/2021                                                                            380,000                  473,560

   8.75%, 11/15/2008                                                                            225,000                  244,319

   8.75%, 5/15/2020                                                                           1,480,000                1,985,731

   8.75%, 8/15/2020                                                                             290,000                  389,688

   8.875%, 8/15/2017                                                                          2,325,000                3,094,505

   9.375%, 2/15/2006                                                                            700,000                  826,161

   10.75%, 5/15/2003                                                                          1,115,000                1,210,857

   10.75%, 8/15/2005                                                                          1,515,000                1,827,696

   11.25%, 2/15/2015                                                                             25,000                   38,283

   11.625%, 11/15/2004                                                                        1,185,000                1,413,942

   11.875%, 11/15/2003                                                                           10,000                   11,354

   12%, 8/15/2013                                                                               445,000                  614,274

   12.5%, 8/15/2014                                                                              40,000                   58,062

   12.75%, 11/15/2010                                                                            75,000                   95,845

   14%, 11/15/2011                                                                               30,000                   41,654


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT (CONTINUED)

U.S. Treasury Notes:

   5%, 8/15/2011                                                                              1,400,000                1,389,822

   5.25%, 8/15/2003                                                                           4,000,000                4,135,760

   5.625%, 5/15/2008                                                                            625,000                  654,125

   5.75%, 11/15/2005                                                                          1,200,000                1,266,000

   5.875%, 2/15/2004                                                                          2,000,000                2,097,960

   6%, 8/15/2004                                                                              2,000,000                2,113,820

   6%, 8/15/2009                                                                              1,500,000                1,597,500

   6.125%, 8/15/2007                                                                          2,500,000                2,677,425

   6.75%, 5/15/2005                                                                             500,000                  541,285

   7%, 7/15/2006                                                                              1,000,000                1,102,070

                                                                                                                      34,573,727

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--46.4%

Federal Home Loan Banks:

   Bonds, 4.75%, 2004                                                                         1,000,000                1,026,250

   Bonds, 5.785%, 2003                                                                          500,000                  513,835

   Notes, 5.8%, 2008                                                                            850,000                  872,729

Federal Home Loan Mortgage Corp.:

   Deb., 6.34%, 2002                                                                            500,000                  511,046

   Notes, 5.5%, 2011                                                                          1,000,000                  986,085

   Notes, 6.375%, 2003                                                                        1,000,000                1,048,473

   Notes, 6.875%, 2005                                                                          700,000                  752,717

   5.5%, 8/1/2016-3/1/2017                                                                    1,473,343                1,465,505

   6%, 12/1/2013-2/1/2032                                                                     4,651,039                4,657,816

   6.5%                                                                                         850,000  (b)             860,889

   6.5%, 3/1/2011-3/1/2032                                                                    6,087,290                6,200,957

   7%, 9/1/2011-9/1/2031                                                                      4,080,286                4,226,315

   7.5%, 7/1/2010-1/1/2031                                                                    1,067,466                1,121,941

   8%, 5/1/2026-8/1/2030                                                                        667,648                  707,115

   8.5%, 6/1/2030                                                                                55,654                   59,393

Federal National Mortgage Association:

   Bonds, 6.25%, 2029                                                                         1,150,000                1,146,275

   Notes, 5.125%, 2004                                                                        1,717,000                1,767,519

   Notes, 5.25%, 2009                                                                         2,925,000                2,909,556

   Notes, 5.375%, 2011                                                                        1,300,000                1,268,365

   Notes, 5.5%, 2006                                                                          2,800,000                2,860,505

   5.5%                                                                                         500,000  (b)             479,375

   5.5%, 3/1/2014-1/1/2017                                                                      870,259                  869,575

   6%                                                                                         1,500,000  (b)           1,519,680

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association (continued):

   6%, 6/1/2011-4/1/2032                                                                      5,470,460                5,466,218

   6.5%                                                                                         500,000  (b)             505,935

   6.5%, 1/1/2005-2/1/2032                                                                    9,056,372                9,217,645

   7%, 8/1/2008-2/1/2032                                                                      4,583,592                4,745,751

   7.5%, 8/1/2015-6/1/2031                                                                    1,934,458                2,026,767

   8%, 5/1/2027-10/1/2030                                                                       667,156                  706,313

   8.5%, 2/1/2025-2/1/2031                                                                      397,839                  426,645

   9%, 10/1/2030                                                                                 37,461                  40,118

Financing Corp.:

   Bonds, 9.65%, 2018                                                                            10,000                   13,550

   Bonds, 8.6%, 2019                                                                             40,000                   49,900

Government National Mortgage Association I:

   6%, 2/15/2029-1/15/2032                                                                    1,398,104                1,386,313

   6.5%, 9/15/2008-11/15/2031                                                                 3,804,353                3,871,265

   7%, 10/15/2011-7/15/2031                                                                   2,506,957                 2,597,861

   7.5%, 12/15/2026-11/15/2030                                                                1,631,185                1,716,689

   8%, 8/15/2024-1/15/2030                                                                      658,033                  699,563

   8.5%, 10/15/2026                                                                             142,784                  154,787

   9%, 2/15/2022-2/15/2023                                                                      204,208                  224,478

Resolution Funding:

   Deb., 8.875%, 2020                                                                            75,000                   97,964

   Deb., 8.625%, 2030                                                                            15,000                   20,135

Tennessee Valley Authority,

   Deb., 6%, 2013                                                                               450,000                  454,145

                                                                                                                      72,253,958

TOTAL BONDS AND NOTES

   (cost $149,335,841)                                                                                               152,072,217


                                                                                              Principal
SHORT-TERM INVESTMENTS--2.3%                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

Goldman, Sachs & Co., Tri-Party

  Repurchase Agreement, 1.85%, dated 4/30/2002,

  due 5/1/2002 in the amount of $3,488,311 (fully collateralized by $3,565,000 U.S. Treasury Bills,

  due 6/6/2002 value $3,558,962)

   (cost $3,488,132)                                                                          3,488,132                3,488,132
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $152,823,973)                                                              99.9%             155,560,349

CASH AND RECEIVABLES (NET)                                                                           .1%                 219,142

NET ASSETS                                                                                        100.0%             155,779,491

(A)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL 30,
     2002, THESE SECURITIES AMOUNTED TO $1,300,106 OR .8% OF NET ASSETS.

(B)  PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                             152,823,973   155,560,349

Cash                                                                    642,372

Interest receivable                                                   1,939,060

Receivable for investment securities sold                               731,938

Receivable for shares of Capital Stock subscribed                       462,239

                                                                    159,335,958
--------------------------------------------------------------------------------

LIABLILITES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    33,619

Payable for investment securities purchased                           3,502,090

Payable for shares of Capital Stock redeemed                             20,758

                                                                      3,556,467
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      155,779,491
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     153,685,176

Accumulated undistributed investment income--net                        104,796

Accumulated net realized gain (loss) on investments                    (746,857)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      2,736,376
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      155,779,491

NET ASSET VALUE PER SHARE

                                                  Investor Shares  BASIC Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         74,889,680    80,889,811

Shares Outstanding                                      7,469,267     8,060,970
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               10.03         10.03

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,126,723

EXPENSES:

Management fee--Note 2(a)                                              110,568

Distribution fees (Investor Shares)--Note 2(b)                          82,719

Loan commitment fees--Note 4                                               231

TOTAL EXPENSES                                                         193,518

INVESTMENT INCOME--NET                                               3,933,205
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                               (377,456)

Net unrealized appreciation (depreciation)
  on investments                                                    (4,045,200)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (4,422,656)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (489,451)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002           Year Ended
                                               (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,933,205            6,273,452

Net realized gain (loss) on investments          (377,456)           1,438,591

Net unrealized appreciation (depreciation)
   on investments                              (4,045,200)           7,096,704

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (489,451)          14,808,747
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                (1,748,711)          (2,619,531)

BASIC shares                                   (2,248,232)          (3,653,921)

TOTAL DIVIDENDS                                (3,996,943)          (6,273,452)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                                21,245,373           39,566,400

BASIC shares                                    9,800,848           51,634,574

Dividends reinvested:

Investor shares                                 1,692,891            2,565,425

BASIC shares                                    1,619,483            3,285,092

Cost of shares redeemed:

Investor shares                                (8,421,491)         (18,827,274)

BASIC shares                                  (10,035,053)         (48,048,041)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             15,902,051           30,176,176

TOTAL INCREASE (DECREASE) IN NET ASSETS        11,415,657           38,711,471
--------------------------------------------------------------------------------

NET ASSETS:

Beginning of Period                           144,363,834          105,652,363

END OF PERIOD                                 155,779,491          144,363,834

Undistributed investment income--net              104,796                   --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS

INVESTOR SHARES

Shares sold                                     2,114,481            3,956,915

Shares issued for dividends reinvested            168,620              256,786

Shares redeemed                                  (839,246)          (1,888,890)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,443,855            2,324,811
--------------------------------------------------------------------------------

BASIC SHARES

Shares sold                                       970,381            5,172,050

Shares issued for dividends reinvested            161,140              329,305

Shares redeemed                                  (997,904)          (4,843,843)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     133,617              657,512

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                            April 30, 2002                                    Year Ended October 31,
                                                                    ----------------------------------------------------------------
INVESTOR SHARES                                 (Unaudited)(a)          2001           2000            1999       1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.34              9.62           9.63           10.26       9.99       9.78

Investment Operations:

Investment income--net                                 .26(b)            .59            .60             .56        .59        .57

Net realized and unrealized
   gain (loss) on investments                         (.31)              .72           (.01)           (.56)       .32        .21

Total from Investment Operations                      (.05)             1.31            .59              --        .91        .78

Distributions:

Dividends from investment
   income--net                                        (.26)             (.59)          (.60)           (.56)      (.59)      (.57)

Dividends from net realized
   gain on investments                                  --                --             --            (.07)      (.05)        --

Total Distributions                                   (.26)             (.59)          (.60)           (.63)      (.64)      (.57)

Net asset value, end of period                       10.03             10.34           9.62            9.63      10.26       9.99
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      (.42)(c)         13.99           6.34             .03       9.43       8.29
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .40(d)            .40            .40             .40        .40        .60

Ratio of net investment income
   to average net assets                              5.20(d)           5.85           6.25            5.72       5.79       5.82

Portfolio Turnover Rate                              17.78(c)          90.97          67.33           73.14      43.39      48.86
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      74,890            62,314         35,613          33,699      1,552        120

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE  EFFECT OF THIS  CHANGE  FOR THE  PERIOD  ENDED  APRIL 30,  2002 WAS TO
     DECREASE  NET  INVESTMENT  INCOME PER SHARE AND  INCREASE  NET REALIZED AND
     UNREALIZED  GAIN  (LOSS)  ON  INVESTMENTS  PER  SHARE BY LESS THAN $.01 AND
     DECREASE  THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE  NET ASSETS  FROM
     5.28% TO 5.20%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS
     PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                            April 30, 2002                                 Year Ended October 31,
                                                                    ----------------------------------------------------------------
BASIC SHARES                                    (Unaudited)(a)          2001            2000           1999      1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.35              9.63            9.64          10.27     10.00        9.80

Investment Operations:

Investment income--net                                 .27(b)            .61             .62            .59       .61         .60

Net realized and unrealized
   gain (loss) on investments                         (.31)              .72            (.01)          (.56)      .32         .20

Total from Investment Operations                      (.04)             1.33             .61            .03       .93         .80

Distributions:

Dividends from investment
   income--net                                        (.28)             (.61)           (.62)          (.59)     (.61)       (.60)

Dividends from net realized
   gain on investments                                  --                --              --           (.07)     (.05)         --

Total Distributions                                   (.28)             (.61)           (.62)          (.66)     (.66)       (.60)

Net asset value, end of period                       10.03             10.35            9.63           9.64     10.27       10.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      (.40)(c)         14.25            6.63            .29      9.69        8.46
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .15(d)            .15             .15            .15       .15         .35

Ratio of net investment income
   to average net assets                              5.45(d)           6.11            6.53           5.96      6.06        6.12

Portfolio Turnover Rate                              17.78(c)          90.97           67.33          73.14     43.39       48.86
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      80,890            82,050          70,040         64,232    55,852      33,234

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE  EFFECT OF THIS  CHANGE  FOR THE  PERIOD  ENDED  APRIL 30,  2002 WAS TO
     DECREASE  NET  INVESTMENT  INCOME PER SHARE AND  INCREASE  NET REALIZED AND
     UNREALIZED  GAIN  (LOSS)  ON  INVESTMENTS  PER  SHARE BY LESS THAN $.01 AND
     DECREASE  THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE  NET ASSETS  FROM
     5.54% TO 5.45%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS
     PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the
Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to seek to replicate the total return of the Lehman Brothers Aggregate Bond Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Coporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 150 million of $.001 par value Capital Stock. The fund is currently authorized to issue two classes of shares: Investor (50 million shares authorized) and BASIC (100 million shares authorized). BASIC shares and Investor shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $353,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to ..25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities pri-

marily intended to result in the sale of Investor shares. The BASIC shares bear no distribution fee. During the period ended April 30, 2002, the Investor shares were charged $82,719 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $39,587,026 and $25,659,447, respectively.

At April 30, 2002, accumulated net unrealized appreciation on investments was $2,736,376, consisting of $3,389,839 gross unrealized appreciation and $653,463 gross unrealized depreciation.

At April 30, 2002, cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line Of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 2002, the fund did not borrow under the Facility.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 5--Change in Accounting Principle:

As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to November 1, 2001, the fund amortized discount on fixed income securities on a straight line basis and included paydown gains and losses in net realized gains on investments. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $168,534 increase in accumulated undistributed investment income-net and a corresponding $165,534 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on October 31, 2001.

The effect of this change for the year ended April 30, 2002 was to decrease net investment income by $63,738, decrease net unrealized appreciation (depreciation) by $26,566 and increase net realized gains (losses) by $90,304.
The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.


              For More Information

                        Dreyfus
                        Bond Market Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  310SA0402

================================================================================




      Dreyfus

      Money Market

      Reserves

      SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                          Money Market Reserves

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Money Market Reserves, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, David Hertan.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for stocks and bonds, and money market yields have remained near historical lows. The economic outlook may have become less uncertain, but the short-term movements of the financial markets remain impossible to predict.

Indeed, as many professionals can attest, the financial markets' directions become clearer only when viewed from a perspective measured in years, not months or weeks. Although you may become excited about the opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

David Hertan, Portfolio Manager

How did Dreyfus Money Market Reserves perform during the period?

For the six-month period ended April 30, 2002, the fund's Investor shares produced an annualized yield of 1.79% while its Class R shares produced an annualized yield of 2.00%. Taking into account the effects of compounding, the effective annualized yields for the fund's Investor shares and Class R shares were 1.81% and 2.02%, respectively.(1)

We attribute the fund's performance to declining interest rates, which reduced the yields of money market securities throughout the reporting period. We responded by increasing the fund's weighted average maturity during the first half of the reporting period, which enabled us to maintain relatively higher yields for as long as practical while interest rates fell.

What is the fund's investment approach?

Our goal is to provide shareholders with an investment vehicle that offers a high level of current income consistent with the stability of principal. We try to accomplish this through a portfolio of securities that are very liquid in nature; that is, they can be converted to cash quickly. We invest in a diversified portfolio of high quality, short-term debt securities, such as those issued by the United States government or its agencies, certificates of deposit issued by banks, repurchase agreements with securities dealers and commercial paper issued by corporations. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

The most significant factors influencing the fund's performance during the reporting period were a lackluster, but improving, U.S. economy,

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

the two short-term interest-rate moves initiated by the Federal Reserve Board (the "Fed") and the difficulties experienced by the corporate sector of the bond market.

When the reporting period began, the U.S. economy was in the midst of a recession and just starting to come to grips with a changed world in the wake of the September 11 terrorist attacks. Most economic indicators remained weak, with the notable exception of consumer spending. In fact, consumer spending has remained strong for some time now, with car and home sales near record highs and retail stores reporting generally robust sales figures.

Low interest rates may be one reason for the strength in consumer spending. In fact, the Fed reduced short-term interest rates twice during the reporting period, in November and December, bringing the federal funds rate to a 40-year low of 1.75%. As interest rates fell, so did yields of money market investments. As a result, we extended the fund's average maturity early in the reporting period in an effort to lock in prevailing yields for as long as practical.

Another factor that influenced the fund' s performance was the difficulties experienced within the corporate bond market as a result of widespread accounting concerns. While the fund did not hold any securities from companies in the headlines, we became extra cautious with regard to the fund's commercial paper exposure. In fact, we trimmed the fund's exposure to this area -- bringing it from approximately 35% of the fund's assets at the beginning of the reporting period to approximately 15% by the reporting period's end. Instead, we deployed those assets into certificates of deposit with high quality, top-tier banks.

By early 2002, the economy appeared to be in much better shape than most industry analysts had previously thought. Government reports on retail sales, industrial production and housing showed positive surprises. In fact, analysts were saying that the recession may have ended as early as December. Accordingly, in January, we began to purchase securities with shorter maturities and we increased the fund's floating rate note exposure, positioning the fund to take advantage of higher yields should interest rates rise. While the Fed left short-term interest rates unchanged at its March meeting, we were encouraged that it moved to a neutral bias, signaling the end of the easing cycle.

What is the fund's current strategy?

As of the end of the reporting period, we have continued to hold a large portion of the fund' s assets in floating-rate notes and shorter maturity securities. While there is no way to predict the future, it is widely believed that the Fed is likely to increase short-term interest rates later this year as the economy continues to recover. Should that occur, we believe we have positioned the fund to be able to capture potentially higher yields.

May 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)



                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--39.8%                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Bank Of Scotland (Yankee)

   4.07%, 5/30/2002                                                                          33,000,000               33,002,714

Barclays Bank PLC (Yankee)

   1.85%, 5/21/2002                                                                          44,000,000               44,000,607

BNP Paribas (Yankee)

   1.94%, 9/11/2002                                                                          30,000,000               30,000,548

Canadian Imperial Bank Of Commerce (Yankee)

   1.85%--4.12%, 6/5/2002--6/28/2002                                                         50,000,000               50,061,571

Comerica Bank

   1.84%, 3/24/2003                                                                           5,000,000  (a)           5,004,955

Credit Agricole Indosuez S.A. (Yankee)

   2.05%--3.73%, 7/31/2002--10/28/2002                                                       49,000,000               49,000,000

Deutsche Bank AG (Yankee)

   4.02%, 7/5/2002                                                                           30,000,000               30,000,260

Dexia Bank

   1.81%, 3/25/2003                                                                          35,000,000  (a)          34,984,274

Dexia Delaware LLC (Yankee)

   4.22%, 5/16/2002                                                                          10,000,000               10,000,040

Lloyds TSB Bank PLC

   1.80%, 3/31/2003                                                                          20,000,000  (a)          19,988,987

Rabobank Nederland (Yankee)

   1.81%, 4/11/2003                                                                          10,000,000                9,995,274

Royal Bank Of Scotland PLC (Yankee)

   2.58%, 11/29/2002                                                                         15,000,000               15,004,304

Societe Generale (Yankee)

   2.54%, 11/29/2002                                                                         30,000,000               30,000,861

Svenska Handelsbanken (Yankee)

   3.91%--4.24%, 5/7/2002--6/12/2002                                                         35,000,000               35,000,322

Toronto-Dominion Bank (Yankee)

   4.02%, 7/8/2002                                                                           35,000,000               35,000,317

UBS Finance Delaware LLC (Yankee)

   2.29%, 2/11/2003                                                                          30,000,000               30,001,165

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $461,046,199)                                                                                               461,046,199

COMMERCIAL PAPER--14.2%
------------------------------------------------------------------------------------------------------------------------------------

Alliance & Leicester PLC

   1.81%, 5/8/2002                                                                           30,000,000               29,989,500

CDC Commercial Paper Corp.

   1.76%, 5/23/2002                                                                          20,000,000               19,978,489


                                                                                              Principal
COMMERCIAL PAPER (CONTINUED)                                                                  Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Countrywide Home Loans Inc.

   1.84%, 5/3/2002                                                                           20,000,000               19,997,955

Fleet Funding Corp.

   1.86%, 5/8/2002                                                                           20,000,000               19,992,806

General Electric Co.

   1.92%, 5/1/2002                                                                           35,000,000               35,000,000

Principal Financial Services Inc.

   1.80%, 5/6/2002--5/16/2002                                                                40,000,000               39,980,000

TOTAL COMMERCIAL PAPER

   (cost $164,938,750)                                                                                               164,938,750

CORPORATE NOTES--25.4%
------------------------------------------------------------------------------------------------------------------------------------

Associates Corp. of North America

   1.73%, 5/17/2002                                                                          26,162,000  (a)          26,163,230

Bank One Corp.

   1.86%, 8/12/2002                                                                           7,000,000  (a)           7,002,449

Boeing Capital Corp.

   1.99%, 9/27/2002                                                                          13,000,000  (a)          13,006,703

Branch Banking & Trust Co.

   1.99%, 6/24/2002                                                                           5,000,000  (a)           5,001,101

Caterpillar Financial Services Corp.

   1.99%--2.03%, 2/28/2003--3/14/2003                                                        30,000,000  (a)          30,047,373

Citicorp

   1.84%, 8/15/2002                                                                           5,000,000  (a)           5,002,143

Comerica Bank

   1.84%, 8/8/2002                                                                           19,000,000  (a)          19,005,422

Fleet National Bank

   1.81%, 8/2/2002                                                                           12,500,000  (a)          12,509,971

General Electric Capital Corp.

   3.31%, 10/8/2002                                                                           9,350,000                9,472,979

Homeside Lending Inc.

   1.85%, 6/10/2002                                                                          15,000,000  (a)          15,005,198

Hydro-Quebec

   2.46%--2.50%, 12/3/2002--2/1/2003                                                         10,030,000               10,376,587

International Lease Finance Corp.

   1.80%, 6/3/2002                                                                            7,000,000  (a)           7,000,936

International Lease Finance Corp.

   3.89%--3.99%, 5/1/2002--8/1/2002                                                           4,690,000                4,694,302

J.P. Morgan Chase & Co.

   1.90%, 3/6/2003                                                                            5,000,000  (a)           5,005,537

                                                                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
CORPORATE NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch & Co. Inc.

   1.84%--1.90%, 7/24/2002--4/22/2003                                                        23,000,000  (a)          22,999,336

Merrill Lynch & Co. Inc.

   2.51%, 11/1/2002                                                                           4,150,000                4,268,568

Morgan Stanley Dean Witter & Co.

   1.85%--1.97%, 5/20/2002--10/15/2002                                                       17,000,000  (a)          17,006,461

Ontario (Province of)

   2.41%, 1/27/2003                                                                           4,250,000                4,405,054

Salomon Smith Barney Holdings Inc.

   1.90%--1.97%, 9/10/2002--3/19/2003                                                        23,500,000  (a)          23,540,343

Sanwa Business Credit Corp.

   2.46%, 7/3/2002                                                                            1,500,000                1,510,863

U.S. Bancorp

   1.82%, 2/3/2003                                                                           24,900,000  (a)          24,949,411

Wells Fargo & Co.

   1.86%, 10/30/2002                                                                          6,250,000  (a)           6,253,736

Westpac Banking Corp.

   1.98%, 1/12/2003                                                                          20,000,000  (a)          19,998,364

TOTAL CORPORATE NOTES

   (cost $294,226,067)                                                                                               294,226,067

SHORT-TERM BANK NOTES--17.3%
-----------------------------------------------------------------------------------------------------------------------------------

Bank of New York Co. Inc.

   2.50%, 10/25/2002                                                                         35,000,000               34,998,323

Bank One N.A.

   1.89%, 1/31/2003                                                                          25,000,000  (a)          25,030,020

Branch Banking & Trust Co.

   1.92%, 2/10/2003                                                                          30,000,000  (a)          29,999,411

Comerica Bank

   1.81%, 2/18/2003                                                                          15,000,000  (a)          15,011,542

First Union Corp.

   1.95%, 1/9/2003                                                                           25,000,000  (a)          25,016,916

Firstar Bank N.A.

   2.41%, 12/1/2002                                                                           6,385,000                6,521,878

Fleet National Bank

   1.85%, 9/3/2002                                                                           20,000,000  (a)          20,010,455

National City Bank

   1.84%--1.86%, 12/4/2002--4/7/2003                                                         17,000,000  (a)          17,015,648

U.S. Bank N.A.

   1.86%, 12/18/2002                                                                          3,000,000  (a)           3,002,699


                                                                                              Principal
SHORT-TERM BANK NOTES (CONTINUED)                                                             Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Wachovia Corp.

   1.93%--1.95%, 8/16/2002--9/6/2002                                                          3,500,000  (a)           3,501,022

Wells Fargo Bank N.A.

   1.79%, 1/15/2003                                                                          20,000,000  (a)          20,001,419

TOTAL SHORT-TERM BANK NOTES

   (cost $200,109,333)                                                                                               200,109,333

REPURCHASE AGREEMENTS--3.3%
------------------------------------------------------------------------------------------------------------------------------------

Lehman Brothers Holdings Inc.

  dated 4/30/2002, due 5/1/2002

  in the amount of $38,852,018

  (fully collateralized by $39,730,000

  U.S. Treasury Notes 5.50%,
  due 3/15/2011, value $39,627,000)

   (cost $38,850,000)                                                                        38,850,000               38,850,000

TOTAL INVESTMENTS (cost $1,159,170,349)                                                           100.0%           1,159,170,349

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.0%)                (65,804)

NET ASSETS                                                                                        100.0%           1,159,104,545

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.




SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                               The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,159,170,349  1,159,170,34

Cash                                                                    975,232

Interest receivable                                                  11,053,551

                                                                  1,171,199,132

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   678,171

Payable for Capital Stock redeemed                                    9,702,126

Dividend payable                                                      1,714,290

                                                                     12,094,587

NET ASSETS ($)                                                    1,159,104,545

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,159,088,304

Accumulated net realized gain (loss) on investments                      16,241

NET ASSETS ($)                                                    1,159,104,545

NET ASSET VALUE PER SHARE

                                                Investor Shares  Class R Shares
--------------------------------------------------------------------------------

Net Assets ($)                                      823,376,522   335,728,023

Shares Outstanding                                  823,362,501   335,725,803

NET ASSET VALUE PER SHARE ($)                              1.00          1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     15,718,537

EXPENSES:

Management fee--Note 2(a)                                            3,144,583

Distribution fees (Investor Shares)--Note 2(b)                         879,323

TOTAL EXPENSES                                                       4,023,906

INVESTMENT INCOME--NET                                              11,694,631

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                 17,070

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,711,701

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                          Six Months Ended
                                            April 30, 2002            Year Ended
                                               (Unaudited)      October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,694,631            41,281,232

Net realized gain (loss) on investments            17,070                16,683

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,711,701            41,297,915

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                (7,902,650)          (22,444,424)

Class R shares                                 (3,791,981)          (18,836,808)

TOTAL DIVIDENDS                               (11,694,631)          (41,281,232)

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Investor shares                             1,508,844,037         1,895,786,265

Class R shares                                547,183,299         1,046,670,304

Dividends reinvested:

Investor shares                                 7,751,921            22,056,744

Class R shares                                  1,200,977             7,701,166

Cost of shares redeemed:

Investor shares                            (1,565,176,423)       (1,379,286,511)

Class R shares                               (631,718,330)       (1,028,437,355)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (131,914,519)          564,490,613

TOTAL INCREASE (DECREASE) IN NET ASSETS      (131,897,449)          564,507,296

NET ASSETS ($):

Beginning of Period                         1,291,001,994          726,494,698

END OF PERIOD                               1,159,104,545        1,291,001,994

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.




                                             Six Months Ended                             Year Ended October 31,
                                             April 30, 2002      -------------------------------------------------------------------
INVESTOR SHARES                                (Unaudited)      2001          2000            1999            1998      1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                          1.00          1.00            1.00            1.00            1.00      1.00

Investment Operations:

Investment income--net                           .009          .044            .056            .045            .050      .049

Distributions:

Dividends from investment
   income--net                                  (.009)        (.044)          (.056)          (.045)          (.050)    (.049)

Net asset value, end of period                  1.00          1.00            1.00            1.00            1.00      1.00

TOTAL RETURN (%)                                1.79(a)       4.47            5.70            4.64            5.13      5.04

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                            .70(a)        .70             .70             .70             .70       .70

Ratio of net investment income
   to average net assets                        1.80(a)       3.91            5.56            4.54            5.01      4.95

Net Assets, end of period
   ($ X 1,000)                                823,377       871,945         333,377         347,596         301,473   204,851

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                   The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                      Six Months Ended                           Year Ended October 31,
                                      April 30, 2002        ------------------------------------------------------------------------
CLASS R SHARES                            (Unaudited)          2001            2000            1999            1998     1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                          1.00          1.00            1.00            1.00            1.00      1.00

Investment Operations:

Investment income--net                           .010          .046            .058            .047            .052      .051

Distributions:

Dividends from investment
   income--net                                  (.010)        (.046)          (.058)          (.047)          (.052)    (.051)

Net asset value, end of period                  1.00          1.00            1.00            1.00            1.00      1.00

TOTAL RETURN (%)                                2.02(a)       4.68            5.91            4.84            5.34      5.25

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                            .50(a)        .50             .50             .50             .50       .50

Ratio of net investment income
   to average net assets                        2.00(a)       4.54            5.80            4.74            5.21      5.13

Net Assets, end of period
   ($ X 1,000)                                335,728       419,057         393,117         300,386         249,415   232,032

(A) ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Money Market Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in a diversified portfolio of high-quality, short-term debt securities. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
(" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.


(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of $829 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2005.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: The fund has adopted a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company's Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor, for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. During the period ended April 30, 2002, the Investor shares were charged $879,323 pursuant to the Plan.


Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the line of credit.

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus
                        Money Market Reserves
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  317SA0402


================================================================================



Dreyfus Premier

Large Company

Stock Fund



SEMIANNUAL REPORT April 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                       Large Company Stock Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Large Company Stock Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bert J. Mullins.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. stocks. The economic outlook may have become less uncertain, but the short-term movements of the stock market remain impossible to predict.

Indeed, the market's direction becomes clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did Dreyfus Premier Large Company Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, the fund's total return was 1.50% for Class A shares, 1.10% for Class B shares, 1.04% for Class C shares, 1.54% for Class R shares and 1.29% for Class T shares.(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was 2.31%.(2)

We attribute the fund's generally flat performance to a volatile environment in which a wide range of economic and political uncertainties undermined the positive effects of encouraging economic data. The fund slightly underperformed its benchmark, primarily because of a modest bias in favor of growth-oriented stocks in an environment that strongly favored value-oriented stocks.

What is the fund's investment approach?

The fund invests in a diversified portfolio of large companies that we feel meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but also exhibit what we believe to be higher than expected earnings momentum. A team of experienced analysts examines the fundamentals of the top-ranked candidates for investment. Armed with these analytical insights, the portfolio manager decides which stocks he wishes to purchase and whether he feels any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach has been designed to limit the risks associated with market timing and sector and industry exposure. Market timing refers to the
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a fund's assets that is invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to neutralize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the recent six-month period, the fund held positions in approximately 134 stocks across 10 economic sectors. Our 10 largest holdings accounted for approximately 24% of the portfolio, so that the fund's performance was not overly dependent on any one stock but was determined by a large number of securities.

What other factors influenced the fund's performance?

U.S. economic performance showed clear evidence of a return to growth during the reporting period. However, the positive impact of this trend was counterbalanced by political turmoil in the Middle East and various domestic economic concerns. In the face of these uncertainties, defensive, value-oriented stocks strongly outperformed growth-oriented stocks, a trend that hurt the fund's relative performance. The search for earnings momentum led the fund to a slight tilt in favor of stocks with growth characteristics. This small bias toward growth resulted in a return differential comparable to the S& P 500 Index.

The fund suffered its steepest declines in Calpine, an energy company, and Elan, a pharmaceutical company. Both were undermined by concerns regarding the credibility of their financial statements. In addition, the fund sustained notable losses in Western Wireless Corp., which was hurt by an industry-wide slowdown in wireless telecommunications, and Network Associates, which declined along with many other technology stocks during the final few months of the reporting period due to valuation concerns.

The fund made up for the majority of these losses with positive returns in health care. In particular, it achieved strong gains from investments in medical testing and supply companies, including AmerisourceBergen and Quest Diagnostics, Inc. The fund avoided Merck & Co., one of the sector's poorer performers.

What is the fund's current strategy?

We continue to employ our disciplined investment process, which seeks to identify stocks with a favorable combination of attractive valuations and earnings momentum that is exceeding expectations. By balancing the fund's growth and value characteristics in a consistent manner, we seek to avoid abrupt changes in investment style, insulate the fund from the dramatic performance volatility of pure growth or value investments and deliver total return performance greater than that of the fund's benchmark over time.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)



COMMON STOCKS--99.2%                                                                             Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--2.6%

Anheuser-Busch Cos.                                                                              32,200                1,706,600

Philip Morris Cos.                                                                               83,700                4,555,791

                                                                                                                       6,262,391

CONSUMER CYCLICAL--10.6%

AutoZone                                                                                         15,000  (a)           1,140,000

BJ's Wholesale Club                                                                              13,200  (a)             589,116

Best Buy                                                                                         28,880  (a)           2,147,228

Costco Wholesale                                                                                 23,800  (a)             956,760

Darden Restaurants                                                                               19,600                  782,040

Home Depot                                                                                       56,900                2,638,453

Johnson Controls                                                                                 19,700                1,699,125

Kohl's                                                                                           29,900  (a)           2,203,630

Lear                                                                                             16,100  (a)             827,701

Lowe's Cos.                                                                                      47,680                2,016,387

Sears, Roebuck & Co.                                                                             24,600                1,297,650

Target                                                                                           58,480                2,552,652

Wal-Mart Stores                                                                                 123,780                6,914,351

                                                                                                                      25,765,093

CONSUMER STAPLES--6.8%

Archer-Daniels-Midland                                                                           47,420                  629,263

Avon Products                                                                                    24,600                1,373,910

Estee Lauder Cos., Cl. A                                                                         17,700                  639,855

Fortune Brands                                                                                   16,200                  846,612

Kimberly-Clark                                                                                   20,600                1,341,472

Kraft Foods, Cl. A                                                                               33,500                1,374,840

Newell Rubbermaid                                                                                26,200                  822,680

PepsiCo                                                                                          74,255                3,853,835

Procter & Gamble                                                                                 52,080                4,700,741

Wrigley, (Wm.) Jr.                                                                               16,500                  907,500

                                                                                                                      16,490,708

ENERGY RELATED--8.4%

Anadarko Petroleum                                                                               22,400                1,205,568

BP, ADR                                                                                          15,200                  772,160

ChevronTexaco                                                                                    36,772                3,188,500

Conoco                                                                                           26,700                  748,935


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

El Paso                                                                                          53,227                2,129,080

Exxon Mobil                                                                                     109,760                4,409,059

Kerr-McGee                                                                                       18,020                1,077,596

Noble Drilling                                                                                   50,200  (a)           2,176,170

Phillips Petroleum                                                                               27,300                1,632,813

Public Service Enterprise Group                                                                  20,930                  970,106

Rowan Cos.                                                                                       53,700  (a)           1,362,906

Valero Energy                                                                                    16,500                  712,140

                                                                                                                      20,385,033

HEALTH CARE--14.4%

Abbott Laboratories                                                                              65,800                3,549,910

AmerisourceBergen                                                                                33,700                2,611,750

Amgen                                                                                            48,220  (a)           2,549,874

Baxter International                                                                             28,000                1,593,200

Forest Laboratories                                                                              12,800  (a)             987,392

Genentech                                                                                        15,900  (a)             564,450

King Pharmaceuticals                                                                             39,333  (a)           1,232,696

Lilly (Eli) & Co.                                                                                24,261                1,602,439

Medtronic                                                                                        25,220                1,127,082

Novartis, ADR                                                                                    21,450                  900,257

Pfizer                                                                                          208,485                7,578,430

Pharmacia                                                                                        62,600                2,580,998

Quest Diagnostics                                                                                21,700  (a)           1,994,881

Tenet Healthcare                                                                                 19,700  (a)           1,445,389

UnitedHealth Group                                                                               17,960                1,577,067

Wyeth                                                                                            54,700                3,117,900

                                                                                                                      35,013,715

INTEREST SENSITIVE--22.0%

Ambac Financial Group                                                                            19,715                1,239,285

American International Group                                                                     43,637                3,016,189

Bank of America                                                                                  76,900                5,573,712

Bear Stearns Cos.                                                                                12,300                  761,862

Charter One Financial                                                                            47,720                1,688,334

Citigroup                                                                                       137,813                5,967,303

Equity Office Properties Trust                                                                   18,100                  518,203

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Fannie Mae                                                                                       53,170                4,196,708

Fifth Third Bancorp                                                                              25,600                1,755,904

Freddie Mac                                                                                      12,000                  784,200

General Electric                                                                                206,850                6,526,118

Goldman Sachs Group                                                                              11,500                  905,625

Hartford Financial Services Group                                                                23,500                1,628,550

Jefferson-Pilot                                                                                  14,520                  727,162

John Hancock Financial Services                                                                  32,900                1,269,940

Lehman Brothers Holdings                                                                         19,260                1,136,340

MBNA                                                                                             76,020                2,694,909

MGIC Investment                                                                                  14,700                1,048,992

Merrill Lynch                                                                                    32,400                1,358,856

Morgan Stanley Dean Witter & Co.                                                                 12,700                  606,044

SouthTrust                                                                                       30,900                  824,412

U.S. Bancorp                                                                                     52,340                1,240,458

Wachovia                                                                                         59,000                2,244,360

Washington Mutual                                                                                83,450                3,148,568

Wells Fargo                                                                                      54,100                2,767,215

                                                                                                                      53,629,249

PRODUCER GOODS--8.1%

Air Products & Chemicals                                                                         28,420                1,365,581

Alcoa                                                                                            32,560                1,108,017

American Standard Cos.                                                                           15,400  (a)           1,150,380

Canadian National Railway                                                                        17,780                  850,773

Caterpillar                                                                                      27,100                1,480,202

General Dynamics                                                                                 18,000                1,747,620

International Paper                                                                              28,000                1,160,040

Lockheed Martin                                                                                  37,300                2,346,170

Masco                                                                                            30,200                  848,620

MeadWestvaco                                                                                     31,795                  933,501

Norfolk Southern                                                                                 47,900                1,026,497

PPG Industries                                                                                   22,770                1,191,099

Pentair                                                                                          10,400                  505,024

Rohm & Haas                                                                                      22,300                  827,553

United Parcel Service, Cl. B                                                                     18,500                1,110,740

United Technologies                                                                              29,290                2,055,279

                                                                                                                      19,707,096


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
----------------------------------------------------------------------------------------------------------------------------------

SERVICES--5.6%

AOL Time Warner                                                                                 106,495  (a)           2,025,535

Comcast, Cl. A (Special)                                                                         37,100  (a)             992,425

Electronic Data Systems                                                                          30,000                1,627,800

First Data                                                                                       23,000                1,828,270

Fox Entertainment Group, Cl. A                                                                   27,600  (a)             651,360

Gannett                                                                                          13,000                  952,900

Interpublic Group of Companies                                                                   18,800                  580,544

McGraw-Hill Cos.                                                                                 12,900                  825,471

Omnicom Group                                                                                    18,530                1,616,557

Viacom, Cl. B                                                                                    55,430  (a)           2,610,753

                                                                                                                      13,711,615

TECHNOLOGY--15.4%

Adobe Systems                                                                                    27,100                1,082,916

Altera                                                                                           21,300  (a)             437,928

Amdocs                                                                                           26,900  (a)             584,537

Analog Devices                                                                                   24,000  (a)             887,040

Celestica                                                                                        19,920  (a)             551,784

Cisco Systems                                                                                   186,000  (a)           2,724,900

Dell Computer                                                                                   110,460  (a)           2,909,516

EMC                                                                                              56,040  (a)             512,206

Harris                                                                                           26,040                  942,908

Intel                                                                                           185,200                5,298,572

International Business Machines                                                                  46,090                3,860,498

Intuit                                                                                           28,700  (a)           1,124,466

Lexmark International                                                                            27,200  (a)           1,626,016

Linear Technology                                                                                16,700                  648,962

Maxim Integrated Products                                                                        23,020  (a)           1,146,396

Microsoft                                                                                       146,950  (a)           7,679,607

Network Associates                                                                               48,700  (a)             864,425

Nokia, ADR                                                                                       44,980                  731,375

SAP, ADR                                                                                         28,300                  922,580

SPX                                                                                               7,000  (a)             942,550

Semtech                                                                                          18,600  (a)             594,828

Tech Data                                                                                        18,200  (a)             861,588

Vishay Intertechnology                                                                           23,200  (a)             510,168

                                                                                                                      37,445,766

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES--5.3%

BellSouth                                                                                        64,000                1,942,400

Exelon                                                                                           31,500                1,710,450

FirstEnergy                                                                                      29,600                  985,680

PPL                                                                                              25,800                  983,238

SBC Communications                                                                               99,845                3,101,185

Telefonos de Mexico, Cl. L, ADR                                                                  27,600                1,044,384

Verizon Communications                                                                           76,300                3,060,393

                                                                                                                      12,827,730

TOTAL COMMON STOCKS

   (cost $226,910,459)                                                                                               241,238,396

                                                                                              Principal
SHORT-TERM INVESTMENTS--.3%                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

   Goldman Sachs & Co.,
   Tri-Party Repurchase Agreement,
   1.85%, dated 4/30/2002,
   due 5/1/2002, in the amount of
   $880,045 (fully collateralized by
   $900,000 U.S. Treasury Bills,
   6/6/2002, value $898,385)
   (cost $880,000)                                                                              880,000                  880,000

TOTAL INVESTMENTS (cost $227,790,459)                                                              99.5%             242,118,396

CASH AND RECEIVABLES (NET)                                                                           .5%               1,112,406

NET ASSETS                                                                                        100.0%             243,230,802

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)            227,790,459   242,118,396

Receivable for investment securities sold                             1,498,857

Dividends and interest receivable                                       201,291

Receivable for shares of Capital Stock subscribed                       131,889

                                                                    243,950,433

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   295,697

Cash overdraft due to Custodian                                           6,548

Payable for shares of Capital Stock redeemed                            417,386

                                                                        719,631

NET ASSETS ($)                                                      243,230,802

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     284,386,277

Accumulated investment (loss)                                          (191,621)

Accumulated net realized gain (loss) on investments                 (55,291,791)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     14,327,937

NET ASSETS ($)                                                      243,230,802

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R             Class T
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      128,652,288           74,637,870           21,809,733           16,814,227           1,316,684

Shares Outstanding                    6,776,359            4,043,492            1,181,164              880,116              69,836

NET ASSET VALUE
   PER SHARE ($)                          18.99                18.46                18.46                19.10              18.85

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $5,809 foreign taxes withheld at source)      1,629,499

Interest                                                                19,334

TOTAL INCOME                                                         1,648,833

EXPENSES:

Management fee--Note 2(a)                                            1,151,965

Distribution and service fees--Note 2(b)                               686,188

Loan commitment fees--Note 4                                             2,301

TOTAL EXPENSES                                                       1,840,454

INVESTMENT (LOSS)                                                     (191,621)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (13,293,336)

Net unrealized appreciation (depreciation) on investments           16,584,146

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,290,810

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,099,189

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002            Year Ended
                                               (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (191,621)            (765,343)

Net realized gain (loss) on investments       (13,293,336)         (39,312,376)

Net unrealized appreciation (depreciation)
   on investments                              16,584,146          (45,716,260)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,099,189          (85,793,979)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 25,786,882          133,068,891

Class B shares                                  3,948,368           22,239,106

Class C shares                                  2,607,817            8,174,986

Class R shares                                    177,342              288,689

Class T shares                                    337,482              679,194

Cost of shares redeemed:

Class A shares                                (22,796,488)        (39,781,218)

Class B shares                                 (7,358,228)        (14,896,082)

Class C shares                                 (4,162,686)         (6,449,495)

Class R shares                                 (1,404,653)         (3,996,958)

Class T shares                                   (468,650)           (100,633)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (3,332,814)         99,226,480

TOTAL INCREASE (DECREASE) IN NET ASSETS          (233,625)         13,432,501

NET ASSETS ($):

Beginning of Period                           243,464,427         230,031,926

END OF PERIOD                                 243,230,802         243,464,427

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2002          Year Ended
                                               (Unaudited)   October 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,297,724           5,681,529

Shares redeemed                                (1,155,821)         (1,826,974)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     141,903           3,854,555

CLASS B(A)

Shares sold                                       203,866           1,014,770

Shares redeemed                                  (382,051)           (722,960)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (178,185)            291,810

CLASS C

Shares sold                                       134,639             375,080

Shares redeemed                                  (216,321)           (312,660)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (81,682)             62,420

CLASS R

Shares sold                                         8,867              12,953

Shares redeemed                                   (70,310)           (181,812)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (61,443)           (168,859)

CLASS T

Shares sold                                        17,291              29,665

Shares redeemed                                   (23,939)             (4,538)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (6,648)             25,127

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 3,951 CLASS B SHARES REPRESENTING $76,281 WERE AUTOMATICALLY CONVERTED TO 3,846 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 5,063 CLASS B SHARES REPRESENTING $109,548 WERE AUTOMATICALLY CONVERTED TO 4,960 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                               Six Months Ended                           Year Ended October 31,
                                               April 30, 2002    ------------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)          2001           2000           1999         1998(a)       1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               18.71          25.59          23.97          20.45        18.23         14.49

Investment Operations:

Investment income (loss)--net                          .01(b)         .00(b,c)      (.03)(b)        .03(b)       .07           .20

Net realized and unrealized
   gain (loss) on investments                          .27          (6.88)          1.66           4.68         3.39          4.26

Total from Investment Operations                       .28          (6.88)          1.63           4.71         3.46          4.46

Distributions:

Dividends from investment
   income--net                                          --             --             --           (.04)        (.15)         (.20)

Dividends from net realized
   gain on investments                                  --             --           (.01)         (1.15)       (1.09)         (.52)

Total Distributions                                     --             --           (.01)         (1.19)       (1.24)         (.72)

Net asset value, end of period                       18.99          18.71          25.59          23.97        20.45         18.23

TOTAL RETURN (%)                                      1.50(d,e)    (26.88)(d)       6.80(d)       23.86(d)     19.85(d)      32.01

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .57(e)        1.15           1.15           1.15         1.15          1.15

Ratio of net investment income
   (loss) to average net assets                        .07(e)         .02           (.11)           .13          .52          1.23

Portfolio Turnover Rate                              21.10(e)       54.09          43.98          49.42        81.27         37.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     128,652        124,162         71,133         51,926       25,421         6,456

(A) EFFECTIVE JANUARY 16, 1998, INVESTOR SHARES WERE REDESIGNATED AS CLASS A SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                          The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      Six Months Ended
                                                        April 30, 2002                          Year Ended October 31,
                                                                             -------------------------------------------------------
CLASS B SHARES                                              (Unaudited)            2001         2000          1999         1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                           18.26            25.16        23.75         20.38        17.93

Investment Operations:

Investment (loss)                                                 (.06)(b)         (.15)(b)     (.22)(b)      (.14)(b)     (.02)

Net realized and unrealized gain
   (loss) on investments                                           .26            (6.75)        1.64          4.66         2.48

Total from Investment Operations                                   .20            (6.90)        1.42          4.52         2.46

Distributions:

Dividends from investment
   income--net                                                      --               --           --            --         (.01)

Dividends from net realized gain
   on investments                                                   --               --         (.01)        (1.15)          --

Total Distributions                                                 --               --         (.01)        (1.15)        (.01)

Net asset value, end of period                                   18.46            18.26        25.16         23.75        20.38

TOTAL RETURN (%)(C)                                               1.10(d)        (27.42)        5.98         22.91        13.76(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                           .94(d)          1.90         1.90          1.90         1.51(d)

Ratio of investment (loss)
   to average net assets                                          (.30)(d)         (.72)        (.87)         (.63)        (.24)(d)

Portfolio Turnover Rate                                          21.10(d)         54.09        43.98         49.42        81.27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                  74,638           77,099       98,884        55,289       14,410

(A)  FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                       Six Months Ended                       Year Ended October 31,
                                                         April 30, 2002    ---------------------------------------------------------
CLASS C SHARES                                              (Unaudited)            2001         2000          1999         1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                           18.27            25.17        23.75         20.38        17.93

Investment Operations:

Investment (loss)                                                 (.06)(b)         (.15)(b)     (.22)(b)      (.15)(b)     (.02)

Net realized and unrealized gain
   (loss) on investments                                           .25            (6.75)        1.65          4.67         2.48

Total from Investment Operations                                   .19            (6.90)        1.43          4.52         2.46

Distributions:

Dividends from investment
   income--net                                                      --               --           --            --         (.01)

Dividends from net realized gain
   on investments                                                   --               --         (.01)        (1.15)          --

Total Distributions                                                 --               --         (.01)        (1.15)        (.01)

Net asset value, end of period                                   18.46            18.27        25.17         23.75        20.38

TOTAL RETURN (%)(C)                                               1.04(d)        (27.41)        6.02         22.97        13.70(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                           .94(d)          1.90         1.90          1.90         1.51(d)

Ratio of investment (loss)
   to average net assets                                          (.30)(d)         (.72)        (.86)         (.64)        (.24)(d)

Portfolio Turnover Rate                                          21.10(d)         54.09        43.98         49.42        81.27

Net Assets, end of period
   ($ x 1,000)                                                  21,810           23,072       30,213        23,249        3,154

(A)  FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                           Six Months Ended                                 Year Ended October 31,
                                             April 30, 2002        -----------------------------------------------------------------
CLASS R SHARES                                  (Unaudited)          2001           2000           1999          1998(a)     1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               18.81          25.66          23.97          20.44         18.23       14.49

Investment Operations:

Investment income--net                                 .04(b)         .06(b)         .04(b)         .09(b)        .17         .23

Net realized and unrealized
   gain (loss) on investments                          .25          (6.91)          1.66           4.67          3.33        4.27

Total from Investment Operations                       .29          (6.85)          1.70           4.76          3.50        4.50

Distributions:

Dividends from investment
   income--net                                          --             --             --           (.08)         (.20)       (.24)

Dividends from net realized
   gain on investments                                  --             --           (.01)         (1.15)        (1.09)       (.52)

Total Distributions                                     --             --           (.01)         (1.23)        (1.29)       (.76)

Net asset value, end of period                       19.10          18.81          25.66          23.97         20.44       18.23

TOTAL RETURN (%)                                      1.54(c)      (26.70)          7.10          24.16         20.10       32.25

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .45(c)         .90            .90            .90           .90         .90

Ratio of net investment income
   to average net assets                               .19(c)         .28            .16            .40           .85        1.46

Portfolio Turnover Rate                              21.10(c)       54.09          43.98          49.42         81.27       37.17

Net Assets, end of period
   ($ x 1,000)                                      16,814         17,709         28,492         31,503        29,933      28,224

(A) EFFECTIVE JANUARY 16, 1998, RESTRICTED SHARES WERE REDESIGNATED AS CLASS R SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             Six Months Ended                  Year Ended October 31,
                                                               April 30, 2002      ---------------------------------------------
CLASS T SHARES                                                    (Unaudited)          2001             2000           1999(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   18.61          25.51            23.96          23.57

Investment Operations:

Investment (loss)                                                       (.01)(b)       (.05)(b)         (.13)(b)       (.01)(b)

Net realized and unrealized
   gain (loss) on investments                                            .25          (6.85)            1.69            .40

Total from Investment Operations                                         .24          (6.90)            1.56            .39

Distributions:

Dividends from net realized gain
   on investments                                                         --             --             (.01)            --

Net asset value, end of period                                         18.85          18.61            25.51          23.96

TOTAL RETURN (%)(C)                                                     1.29(d)      (27.08)            6.55           1.66(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                                 .69(d)        1.40             1.40            .30(d)

Ratio of investment (loss)
   to average net assets                                                (.05)(d)       (.23)            (.49)          (.11)(d)

Portfolio Turnover Rate                                                21.10(d)       54.09            43.98          49.42

Net Assets, end of period
   ($ x 1,000)                                                         1,317          1,423            1,310             40

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Large Company Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to seek investment returns (including capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank") which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 450 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (20 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (30 million shares authorized) and Class T (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(C)  REPURCHASE  AGREEMENTS:   The  fund  may  engage  in  repurchase  agreement
transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $38,764,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, $2,016,000 of the carryover expires in fiscal 2008 and $36,748,000 expires in fiscal 2009.


NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Distributor retained $164,551 during the period ended April 30, 2002 from commissions earned on sales of the fund shares.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .. 75% of the value of the average daily net assets of Class B and Class C shares and .25% of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan") under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2002, Class A, Class B, Class C and Class T shares were charged $166,669, $298,388, $88,500 and $1,834, respectively, pursuant to their respective Plans.Class B, Class C and Class T shares were charged $99,463, $29,500 and $1,834, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $53,260,687 and $59,152,822, respectively.

At  April  30,  2002, accumulated net unrealized appreciation on investments was
$14,327,937,   consisting  of  $28,954,366  gross  unrealized  appreciation  and
$14,626,429 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

                                                             The Fund

                 For More Information

                        Dreyfus Premier
                        Large Company Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  318SA0402

================================================================================

Dreyfus

Municipal Reserves

SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                             Municipal Reserves

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Municipal Reserves, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for stocks and bonds, and tax-exempt money market yields have remained near historical lows. The economic outlook may have become less uncertain, but the short-term movements of the financial markets remain impossible to predict.

Indeed, as many professionals can attest, the financial markets' directions become clearer only when viewed from a perspective measured in years, not months or weeks. Although you may become excited about the opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus Municipal Reserves perform during the period?

For the six-month period ended April 30, 2002, the fund's Investor shares produced an annualized yield of 0.90% and, taking into account the effects of compounding, an annualized effective yield of 0.90%. The fund's Class R shares provided an annualized yield of 1.10% and a 1.10% annualized effective yield for the same period.(1)

We attribute the fund' s performance to declining interest rates early in the reporting period, which were reflected in lower yields for tax-exempt money market securities.

What is the fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt income as is practical while maintaining a stable $1.00 share price. To achieve this objective, we employ two primary strategies. First and foremost, we attempt to add value by selecting the individual tax-exempt money market instruments that we believe are most likely to provide the highest returns with the least risk. Second, we actively manage the fund' s average maturity in anticipation of supply-and-demand changes in the short-term municipal marketplace.

Using a bottom-up approach that focuses on individual securities rather than economic or market trends, we constantly search for securities that, in our opinion, represent better values than we currently hold in the portfolio. When we find securities that we believe will help us enhance the fund's yield without sacrificing quality, we buy them and sell what we feel are less attractive securities.

The management of the fund's average maturity is a more tactical approach. If we expect the demand for securities to decrease temporarily, we may reduce the fund' s average maturity to make cash available for the purchase of higher yielding securities. If we expect

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

demand for short-term municipal securities to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the fund's average maturity to maintain current yields for as long as practical. At other times, we generally try to maintain a neutral average maturity.

What other factors influenced the fund's performance?

The two most significant factors influencing the fund's performance were the deteriorating fiscal condition of many municipalities and, during the first half of the reporting period, declining interest rates.

The reporting period was a challenging one for tax-exempt money market securities. When the reporting period began, the country was mired in recession and the world was coping with the aftermath of the September 11 terrorist attacks. In a slowing economy, tax revenues continued to decline, leaving most states grappling with budget deficits. In response, state lawmakers attempted to fill budget gaps by reducing expenditures and finding additional sources of revenue.

We responded to this environment by concentrating the fund's investments in those states and localities that we believed were doing the best job of managing their finances. In addition, while a large portion of the fund's assets were invested in general obligation bonds, we also focused on essential-services bonds, including bonds backed by water, sewer and electricity generating facilities. These facilities' "products" are essential to communities regardless of the economic climate, and so tend to be less vulnerable to potential cutbacks by consumers or state lawmakers.

Another major factor influencing the fund' s performance was the short-term interest-rate reductions initiated by the Federal Reserve Board (the "Fed") early in the reporting period. In an attempt to stimulate economic growth, the Fed drove the benchmark federal funds rate to a 40-year low of 1.75%, where it stayed throughout the remainder of the reporting period.


While the fund tries to maintain a weighted average maturity that is generally in line with that of its peer group, we did maintain a slightly longer weighted average maturity when interest rates were falling, which allowed us to lock in higher prevailing rates. By early January, when it appeared that the Fed's rate-reduction campaign was finished, we shortened the fund's average weighted maturity slightly, bringing it closer to its peer group average.

What is the fund's current strategy?

As of the end of the reporting period, we have attempted to increase the fund's level of diversification by investing in securities from a number of different types of issuers, including housing agencies, school districts and hospitals. By doing so, we hope to reduce the impact that unexpected problems with any single issuer might have on the overall portfolio. In addition, we have generally avoided investments in municipalities that, in our view, are limited in their ability to raise taxes, making them reliant on the state to provide them with funds.

May 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)


                                                                                              Principal
TAX EXEMPT INVESTMENTS--99.3%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--4.5%

Birmingham-Carraway Special Care Facilities
   Financing Authority Revenues, VRDN
   (Carraway Methodist Health)
   1.63% (LOC; AmSouth Bank)                                                                 11,800,000  (a)          11,800,000

Daphne-Villa Mercy Special Care Facilities
   Financing Authority, Revenues, Refunding, VRDN
   (Mercy Medical Project) 1.63% (LOC; AmSouth Bank)                                            200,000  (a)             200,000

Port City Medical Clinic Board, Revenues, VRDN

  (Infirmary Health Systems) 1.73% (Liquidity Facility:

   Bank of Nova Scotia and Kredietbank NA Finance Corp.)                                      5,000,000  (a)           5,000,000

ALASKA--.8%

Alaska Industrial Development Authority, Revenues, VRDN

  (Providence Medical Office Building)

   1.55% (LOC; Kredietbank NA Finance Corp.)                                                  2,995,000  (a)           2,995,000

CALIFORNIA--2.1%

Rancho Mirage JT Powers Financing Authority
   Revenues, VRDN (Eisenhower Medical Center)
   1.58% (LOC; Allied Irish Bank)                                                             3,400,000  (a)           3,400,000

State of California, RAN:

   3.25%, 6/28/2002                                                                           3,500,000                3,505,634

   VRDN 1.88%                                                                                 1,000,000  (a)           1,000,000

COLORADO--7.1%

Castlewood Ranch Metropolitan District, GO Notes

   2%, 12/1/2002 (LOC; U.S. Bank NA)                                                          6,000,000                6,000,000

Colorado Health Facilities Authority, HR, VRDN

   (North Colorado Medical Center)
   1.58% (Insured; MBIA and Liquidity Facility;
   Dexia Credit Locale)                                                                       3,500,000  (a)           3,500,000

Colorado Housing and Finance Authority, MFHR
   Refunding, VRDN (Winridge Apartments)
   1.70% (Liquidity Facility; FNMA)                                                           2,165,000  (a)           2,165,000

Commerce City, Northern Infrastructure General
   Improvement District, GO Notes, Refunding

   1.75%, 12/1/2002 (LOC; U.S. Bank NA)                                                       4,000,000                4,000,000

Dove Valley Metropolitan District, GO Notes:

   2.25%, 11/1/2002 (LOC; BNP Paribas)                                                        3,000,000                3,000,000

   Refunding 2.25%, 11/1/2002 (LOC; BNP Paribas)                                              1,000,000                1,000,000

Interstate South Metropolitan District, GO Notes, Refunding

   2.25%, 11/1/2002 (LOC; BNP Paribas)                                                          975,000                  975,000

SBC Metropolitan District, GO Notes

   2%, 12/1/2002 (LOC; U.S. Bank NA)                                                          2,655,000                2,655,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COLORADO (CONTINUED)

Superior Metropolitan District Number 3, GO Notes
   Refunding and Improvement
   2%, 12/1/2002 (LOC; U.S. Bank NA)                                                          3,500,000                3,500,000

FLORIDA--4.3%

Broward County Housing Finance Authority, MFHR

   Refunding, VRDN (Waters Edge Project) 1.70%                                                6,740,000  (a)           6,740,000

Dade County, Water and Sewer System Revenue, VRDN

   1.70% (Insured; FGIC and Liquidity Facility; Commerzbank)                                  3,700,000  (a)           3,700,000

Florida Housing Finance Agency, MFMR, VRDN

   (Town Colony) 1.75% (LOC; Credit Suisse First Boston)                                      4,800,000  (a)           4,800,000

Sunshine State Governmental Financing
   Commission, Revenue 1.70% (Insured; AMBAC
   and Liquidity Facility; Dexia Credit Locale)                                               1,000,000  (a)           1,000,000

GEORGIA--2.2%

City of Atlanta, Water and Wastewater Revenue
   VRDN 1.70% (Insured; FSA and Liquidity Facility;
   Dexia Credit Locale)                                                                       4,755,000  (a)           4,755,000

De Kalb County Development Authority
   Private Schools Revenue
   VRDN (Marist School Inc. Project)
   1.70% (LOC; SunTrust Bank)                                                                 3,500,000  (a)           3,500,000

IDAHO--6.1%

Idaho Health Facilities Authority, Revenues, VRDN:

  Aces-Pooled Financing Program

      1.70% (LOC; U.S. Bancorp)                                                              13,900,000  (a)          13,900,000

   (St. Lukes Regional Medical Center Project):

      1.65% (Liquidity Facility; Bayerische Landesbank)                                       5,000,000  (a)           5,000,000

      1.65% (Insured; FSA and Liquidity Facility: Bayerische

         Landesbank and Morgan Guaranty Trust Co.)                                            4,000,000  (a)           4,000,000

ILLINOIS--18.6%

Chicago O' Hare International Airport

  Private Airport and Marina Revenue, VRDN

   (General Airport) 1.58% (LOC; Societe Generale)                                            7,700,000  (a)           7,700,000

City of Chicago, GO Notes

   1.75%, 12/5/2002
   (LOC; Landesbank Hessen-Thuringen Girozentrale)                                            5,800,000                5,800,000

Illinois Development Finance Authority, VRDN:

  IDR

    (Heritage Tool and Manufacturing Inc.)

      1.85% (LOC; Harris Trust and Savings)                                                   4,485,000  (a)           4,485,000

                                                                                                               The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS (CONTINUED)

Illinois Development Finance Authority, VRDN (continued):

  MFHR, Refunding

      (Orleans-Illinois Project) 1.70% (Insured; FSA
      and Liquidity Facility; The Bank of New York)                                          12,000,000  (a)          12,000,000

Illinois Educational Facilities Authority:

  Recreational Revenue, VRDN (Shedd Aquarium Society)

      1.75% (LOC; Bank One Corp.)                                                             8,700,000  (a)           8,700,000

   Revenues, CP (University of Chicago)

      2.10%, 10/2/2002                                                                        3,500,000                3,500,000

Illinois Health Facilities Authority, Revenues, VRDN:

  (Memorial Medical Center)

      1.70% (LOC; Kredietbank NA Finance Corp.)                                               2,400,000  (a)           2,400,000

   (Rush Presbyterian Medical Center)

      1.65% (LOC; Northern Trust Co.)                                                         3,800,000  (a)           3,800,000

   (Swedish Covenant Hospital):

      1.65% (Insured; AMBAC and Liquidity Facility;
         Harris Trust and Bank)                                                               8,200,000  (a)           8,200,000

      Refunding 1.65% (Insured; AMBAC and
         Liquidity Facility; Bank One Corp.)                                                  3,600,000  (a)           3,600,000

   (The Carle Foundation)

      1.70% (Insured; AMBAC and Liquidity

      Facility; Northern Trust Co.)                                                           6,300,000  (a)           6,300,000

Illinois Student Assistance Commission, Student Loan

   Revenue, VRDN 1.80% (LOC; Bank One Corp.)                                                  3,600,000  (a)           3,600,000

INDIANA--3.9%

Indiana Health Facilities Financing Authority
   Revenues, VRDN, Capital Access Designated Program
   1.70% (LOC; Comerica Bank)                                                                 3,500,000  (a)           3,500,000

City of Seymour, EDR, VRDN

  (Pedcor Investments Project)

   1.85% (LOC; FHLB)                                                                          3,993,000  (a)           3,993,000

City of Wabash, EDR, VRDN

   (Wabash Alloys Project) 1.75% (LOC; Fleet Bank)                                            7,250,000  (a)           7,250,000

IOWA--1.0%

Iowa Finance Authority, Revenues, Refunding, VRDN

  (Wheaton Franciscan):

    1.58%, Series A (Insured; MBIA and Liquidity Facility;

         J.P. Morgan Chase and Co.)                                                             800,000  (a)             800,000

      1.58%, Series B (Insured; MBIA and Liquidity Facility;

         J.P. Morgan Chase and Co.)                                                           3,000,000  (a)           3,000,000


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

LOUISIANA--2.4%

South Port Commission, Port Revenue, VRDN

   (Holnam Inc. Project) 1.70% (LOC; Wachovia Bank)                                           9,000,000  (a)           9,000,000

MAINE--.8%

Eastport, IDR, Refunding, VRDN (Passamaquoddy Tribe)

   1.60% (LOC; Wachovia Bank)                                                                 3,060,000  (a)           3,060,000

MARYLAND--2.5%

Community Development Administration

  Multi-Family Development Revenue

  Refunding, VRDN (Avalon Lea Apartments Project)

   1.65% (LOC; FNMA)                                                                          9,400,000  (a)           9,400,000

MASSACHUSETTS--5.1%

Massachusetts Development Finance Agency,
   Private Schools Revenue, VRDN (Dexter School Project)
   1.65% (Insured; MBIA and Liquidity Facility;
   First Union Bank)                                                                          1,000,000  (a)           1,000,000

Massachusetts Health and Educational Facilities Authority
   Revenue, VRDN, Capital Assets Program
   1.65% (Insured; MBIA and Liquidity Facility;
   State Street Bank and Trust Co.)                                                           2,900,000  (a)           2,900,000

Massachusetts Industrial Finance Agency

  College and University Revenue, Refunding, VRDN

  (Showa Womens Institute Inc.)

   1.85% (LOC; The Bank of New York)                                                          2,700,000  (a)           2,700,000

Massachusetts Water Resources Authority, VRDN

  General Multi-Modal:

    Revenue, Refunding:

         1.65%, Series B (Insured; FGIC and
            Liquidity Facility; FGIC)                                                         6,300,000  (a)           6,300,000

         1.65%, Series C (Insured; FGIC and
            Liquidity Facility; FGIC)                                                         4,800,000  (a)           4,800,000

      Water Revenue

         1.70% (Insured; AMBAC and Liquidity Facility:
         Bank of Nova Scotia, Commerzbank and
         Dexia Credit Locale)                                                                 1,500,000  (a)           1,500,000

MICHIGAN--7.0%

City of Detroit, Sewer Disposal Revenue, Refunding, VRDN

  1.54% (Insured; MBIA and Liquidity Facility;

   Morgan Guaranty Trust Co.)                                                                 7,000,000  (a)           7,000,000

Michigan Building Authority, Revenue, CP

   1.65%, 7/18/2002 (LOC; The Bank of New York)                                              10,000,000               10,000,000

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN (CONTINUED)

Michigan Hospital Finance Authority, Revenues, VRDN

  Hospital Equipment Loan Program

   1.65% (LOC; National City Bank)                                                            9,600,000  (a)           9,600,000

MISSISSIPPI--.2%

Noxubee County, IDR, VRDN
   (Barge Forest Products Project)
   2.60% (LOC; AmSouth Bank)                                                                    740,000  (a)             740,000

NEVADA--1.3%

Clark County School District, GO Notes, VRDN

   1.57% (Insured; FSA and Liquidity Facility;
   Bayerische Landesbank)                                                                     5,000,000  (a)           5,000,000

NEW MEXICO--.9%

City of Santa Fe, Gross Receipts Tax Revenue, VRDN

  (Wastewater Systems)

   1.75% (LOC; Canadian Imperial Bank of Commerce)                                            3,400,000  (a)           3,400,000

NEW YORK--1.6

New York City Municipal Water Finance Authority

  Water and Sewer Systems Revenue, VRDN

   1.60% (Liquidity Facility; Dexia Credit Locale)                                            5,900,000  (a)           5,900,000

NORTH CAROLINA--.3%

Raleigh Durham Airport Authority
   Special Facility Revenue, Refunding, VRDN
   (American Airlines) 1.80% (LOC; Bank of America)                                           1,300,000  (a)           1,300,000

OHIO--4.2%

Ohio Air Quality Development Authority
  Industrial Revenue, VRDN
  (JMG Funding Limited Partnership)

   1.63% (LOC; Societe Generale)                                                              9,700,000  (a)           9,700,000

Ohio Common Schools Capital Facilities, GO Notes

   4.25%, 6/15/2002                                                                           6,085,000                6,095,724

PENNSYLVANIA--1.2%

Lehigh County Industrial Development Authority, PCR
  VRDN (Allegheny Electric Cooperative)

   1.55% (LOC; Rabobank)                                                                        720,000  (a)             720,000

South Fork Municipal Authority, HR, VRDN

  (Conemaugh Health Systems)

  1.65% (Insured; MBIA and Liquidity Facility;

   Credit Suisse First Boston)                                                                3,800,000  (a)           3,800,000

RHODE ISLAND--4.0%

Rhode Island Depositors Economic Protection Corporation

  Special Obligation Revenue

   6.625%, 8/1/2002 (Insured; FSA)                                                            6,750,000  (b)           6,949,876


                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RHODE ISLAND (CONTINUED)

Rhode Island Health and Educational
  Building Corporation, Revenues

  VRDN (Health Facilities-Ocean State Assistant)

   1.63% (LOC; The Bank of New York)                                                          8,000,000  (a)           8,000,000

SOUTH CAROLINA--2.4%

Piedmont Municipal Power Agency, Electric Revenue

  Refunding, VRDN 1.70% (Insured; MBIA and

   Liquidity Facility; Morgan Guaranty Trust Co.)                                             9,000,000  (a)           9,000,000

TEXAS--9.6%

Coastal Bend Health Facilities Development
  Revenues, VRDN
  (Texas Incarnate World Health Systems)

   1.68% (Insured; AMBAC and Liquidity Facility;
   Bank One Corp.)                                                                            3,700,000  (a)           3,700,000

Comal County Health Facilities Development

  Health Care Systems Revenue, VRDN

   (McKenna) 1.75% (LOC; Chase Manhattan Bank)                                                2,900,000  (a)           2,900,000

Gulf Coast Waste Disposal Authority, PCR
   (Amoco Oil-Amoco Chemicals)

   1.80%, 7/15/2002                                                                           3,000,000                3,000,000

Lower Neches Valley Authority, IDC
   Exempt Facilities Revenue, Refunding
   VRDN (Exxon Mobil Project) 1.65%                                                           6,200,000  (a)           6,200,000

State of Texas, TRAN 3.75%, 8/29/2002                                                        15,000,000               15,062,574

Yoakum County, IDC, PCR

   (Amoco Project) 1.935%, 5/1/2002                                                           5,265,000                5,265,000

WASHINGTON--4.3%

Washington Housing Finance Commission, VRDN:

  MFHR (Anchor Village Apartments Project)

      1.80% (LOC; FNMA)                                                                      10,750,000  (a)          10,750,000

   MFMR (Wandering Creek Project)

      1.80% (LOC; FHLM)                                                                       5,300,000  (a)           5,300,000

WYOMING--.9%

Sweetwater County, PCR, Refunding, VRDN
  (Pacificorp Project)
   1.85% (LOC; Bank One Corp.)                                                                3,700,000  (a)           3,700,000

TOTAL INVESTMENTS (cost $374,461,808)                                                              99.3%             374,461,808

CASH AND RECEIVABLES (NET)                                                                           .7%               2,487,924

NET ASSETS                                                                                        100.0%             376,949,732

                                                                                                            The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                 American Municipal Bond
                         Assurance Corporation

CP                    Commercial Paper

EDR                   Economic Development Revenue

FGIC                  Financial Guaranty Insurance
                         Company

FHLB                  Federal Home Loan Bank

FNMA                  Federal National Mortgage
                         Association

FSA                   Financial Security Assurance

GO                    General Obligation

HR                    Hospital Revenue

IDC                   Industrial Development Corporation

IDR                   Industrial Development Revenue

LOC                   Letter of Credit

MBIA                  Municipal Bond Investors Assurance
                         Insurance Corporation

MFHR                  Multi-Family Housing Revenue

MFMR                  Multi-Family Mortgage Revenue

PCR                   Pollution Control Revenue

RAN                   Revenue Anticipation Notes

TRAN                  Tax and Revenue Anticipation Notes

VRDN                  Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 93.1

AAA/AAA(c)                       Aaa/Aa(c)                       AAA/AA(c)                                         6.9

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE -- SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  AT APRIL 30, 2002, THE FUND HAD $109,300,000 (29.0% OF NET ASSETS) INVESTED
     IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON
     REVENUES GENERATED FROM HEALTHCARE.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           374,461,808   374,461,808

Cash                                                                  1,670,985

Interest receivable                                                   1,338,978

                                                                    377,471,771

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   156,501

Dividends payable                                                       358,960

Interest payable--Note 3                                                  6,578

                                                                        522,039

NET ASSETS ($)                                                      376,949,732

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     376,951,824

Accumulated net realized gain (loss) on investments                      (2,092)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      376,949,732

NET ASSET VALUE PER SHARE

                                                 Investor Shares  Class R Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         33,159,008  343,790,724

Shares Outstanding                                     33,160,440  343,791,384
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                1.00          1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,003,568

EXPENSES:

Management fee--Note 2(a)                                              938,430

Distribution fees (Investor Shares)--Note 2(b)                          32,608

Interest expense--Note 3                                                12,844

TOTAL EXPENSES                                                         983,882

INVESTMENT INCOME--NET                                               2,019,686

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                   6,252

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,025,938

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002          Year Ended
                                               (Unaudited)    October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,019,686           9,092,862

Net realized gain (loss) on investments             6,252                  --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,025,938           9,092,862

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                  (144,097)           (818,099)

Class R shares                                 (1,875,589)         (8,274,763)

TOTAL DIVIDENDS                                (2,019,686)         (9,092,862)

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Investor shares                                55,255,473          53,070,237

Class R shares                                395,288,539         837,085,705

Dividends reinvested:

Investor shares                                   138,204             772,176

Class R shares                                    166,499             886,481

Cost of shares redeemed:

Investor shares                               (49,190,496)        (66,581,359)

Class R shares                               (392,762,139)       (761,094,938)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                   8,896,080          64,138,302

TOTAL INCREASE (DECREASE) IN NET ASSETS         8,902,332          64,138,302
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           368,047,400         303,909,098

END OF PERIOD                                 376,949,732         368,047,400

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended                                 Year Ended October 31,
                                            April 30, 2002       -------------------------------------------------------------------
INVESTOR SHARES                                (Unaudited)        2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00         1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                .004         .026           .033           .025           .029          .030

Distributions:

Dividends from investment
   income--net                                       (.004)       (.026)         (.033)         (.025)         (.029)        (.029)

Dividends from net realized
   gain on investments                                  --           --             --             --          (.000)(a)     (.001)

Total Distributions                                  (.004)       (.026)         (.033)         (.025)         (.029)        (.030)

Net asset value, end of period                        1.00         1.00           1.00           1.00           1.00          1.00

TOTAL RETURN (%)                                       .91(b)      2.60           3.38           2.57           3.00          3.00

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                               .70(b)       .70            .70            .70            .70           .72

Ratio of interest expense
   to average net assets                               .01(b)       .01            .01             --             --            --

Ratio of net investment income
   to average net assets                               .88(b)      2.64           3.35           2.54           2.90          2.92
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                      33,159       26,955         39,694         30,689         27,301        19,486

(A) AMOUNT REPRESENTS LESS THAN $.001 PER SHARE.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended                           Year Ended October 31,
                                            April 30, 2002       -------------------------------------------------------------------
CLASS R SHARES                                 (Unaudited)         2001           2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00         1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .005         .028           .035          .027           .031          .032

Distributions:

Dividends from investment
   income--net                                       (.005)       (.028)         (.035)        (.027)         (.031)        (.031)

Dividends from net realized
   gain on investments                                  --           --             --            --          (.000)(a)     (.001)

Total Distributions                                  (.005)       (.028)         (.035)        (.027)         (.031)        (.032)

Net asset value, end of period                        1.00         1.00           1.00          1.00           1.00          1.00

TOTAL RETURN (%)                                      1.11(b)      2.78           3.59          2.77           3.21          3.21

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                               .50(b)       .50            .50           .50            .50           .52

Ratio of interest expense
   to average net assets                               .01(b)       .01            .01            --             --            --

Ratio of net investment income
   to average net assets                              1.09(b)      2.72           3.52          2.74           3.11          3.10

Net Assets, end of period
   ($ X 1,000)                                     343,791      341,092        264,215       287,117        227,639       194,158

(A) AMOUNT REPRESENTS LESS THAN $.001 PER SHARE.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund. The fund's investment objective is to seek income exempt from Federal income tax consistent with stability of principal by investing in tax-exempt municipal obligations. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, (" Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $8,300 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2005.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) DISTRIBUTION PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of the average daily net assets (currently limited by the Company's Board of Directors to .20% ) attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. During the period ended April 30, 2002, Investor shares were charged $32,608 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average amount of borrowings outstanding during the period ended April 30, 2002 was approximately $1,124,000 with a related weighted average annualized interest rate of 2.30%.

                                                             The Fund

                     For More Information

                        Dreyfus
                        Municipal Reserves
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  324SA0402






================================================================================


      Dreyfus
      U.S. Treasury
      Reserves

      SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         U.S. Treasury Reserves

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus U.S. Treasury Reserves, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, David Hertan.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for stocks and bonds, and money market yields have remained near historical lows. The economic outlook may have become less uncertain, but the short-term movements of the financial markets remain impossible to predict.

Indeed, as many professionals can attest, the financial markets' directions become clearer only when viewed from a perspective measured in years, not months or weeks. Although you may become excited about the opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

David Hertan, Portfolio Manager

How did Dreyfus U.S. Treasury Reserves perform during the period?

For the six-month period ended April 30, 2002, the fund's Investor shares produced an annualized 1.26% yield while its Class R shares produced an annualized 1.46% yield. Taking into account the effects of compounding, the annualized effective yields for the fund's Investor shares and Class R shares were 1.27% and 1.47%, respectively.(1)

We attribute the fund's performance to declining interest rates, which reduced the yields of money market securities throughout the reporting period. We responded by increasing the fund's weighted average maturity during the first half of the reporting period, which enabled us to maintain relatively higher yields for as long as practical while interest rates fell.

What is the fund's investment approach?

As a U.S. Treasury money market fund, our goal is to provide shareholders with an investment vehicle that is made up of Treasury bills and notes issued by the United States government as well as repurchase agreements with securities dealers which are backed by U.S. Treasuries. A major benefit of these securities is that they are very liquid in nature; that is, they can be converted to cash quickly. Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered to be among the highest quality investments available. By investing in these obligations, the fund seeks to add an incremental degree of safety to the portfolio. The fund is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

One of the most significant factors that influenced the fund during the reporting period was the sluggish, but improving, U.S. economy. When the reporting period began, the U.S. economy was battling two forces -- a recession and the aftermath of the September 11 terrorist

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

attacks. In response, the Federal Reserve Board (the "Fed") reduced short-term interest rates twice early in the reporting period, in November and December, bringing the federal funds rate to 1.75%, a 40-year low. Still, most economic indicators remained weak during the first few months of the reporting period.

As short-term interest rates fell, so did yields of money market investments. In an effort to lock in higher prevailing yields for as long as practical, we extended the fund' s average maturity early in the reporting period.

One bright spot against the otherwise dismal economic backdrop was consumers, who continued to purchase homes and cars at a near-record pace. One reason is that lower interest rates encouraged consumers to borrow and spend more. In addition, some industry analysts have suggested that investors who were nervous about an uncertain stock market have chosen instead to invest in real estate, either by purchasing larger homes for themselves or buying additional property for vacation use or rental income.

During the first quarter of 2002, retail sales, industrial production and housing were stronger than expected, giving the appearance that the economy had begun to recover. In fact, some analysts were saying that the recession might have ended as early as December. In this environment, we began to purchase securities with shorter maturities, thereby reducing the fund's weighted average maturity and positioning it to take advantage of higher yields should short-term interest rates rise. We did so by increasing the fund's exposure to repurchase agreements.

Another factor that positively influenced the performance of the fund and the market was the need for greater issuance of shorter term U.S. Treasury securities. Over the last few years, the government has been buying back U.S. Treasury securities with high yields and long maturities. In addition, at the beginning of the reporting period, the Treasury Department announced that it would no longer issue 30-year bonds. In the absence of their longer term counterparts, the govern-

ment instead issued more shorter term Treasury securities to finance its obligations, effectively increasing the available supply. With more securities vying for investor interest, yields on U.S. Treasury bills began to rise at the end of the reporting period.

What is the fund's current strategy?

As of the end of the reporting period, we have continued to hold a large portion of the fund's assets in shorter maturity securities and repurchase agreements. That' s because we believe that the return of federal budget deficits and an accompanying increase in the supply of shorter term Treasury securities may lead to higher yields in the future. In addition, while the Fed left short-term interest rates unchanged at its March meeting, we were encouraged that it moved to a neutral bias, signaling what appears to be the end of the easing cycle. In fact, while there is no way to predict the future, we believe that the Fed is likely to increase short-term interest rates later this year as the economy continues to recover.

May 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)




                                                                           Annualized
                                                                             Yield on
                                                                              Date of            Principal
U.S. TREASURY BILLS--34.5%                                                Purchase (%)           Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

5/2/2002                                                                         1.76           25,000,000           24,998,781

5/9/2002                                                                         1.72           35,000,000           34,986,700

TOTAL U.S. TREASURY BILLS

   (cost $59,985,481)                                                                                                 59,985,481

U.S. TREASURY NOTES--24.8%

6.375%, 8/15/2002                                                                3.60            5,000,000             5,037,508

6%, 9/30/2002                                                                    1.97           15,000,000            15,243,703

11.625%, 11/15/2002                                                              2.29           14,000,000            14,687,869

5.75%, 12/2/2002                                                                 2.19            3,000,000             3,060,178

5.50%, 1/31/2003                                                                 2.21            5,000,000             5,119,390

TOTAL U.S. TREASURY NOTES

   (cost $43,148,648)                                                                                                 43,148,648

REPURCHASE AGREEMENTS--40.2%
------------------------------------------------------------------------------------------------------------------------------------

Credit Suisse First Boston Corp.

  dated 4/30/2002, due 5/1/2002 in the

  amount of $34,821,789 (fully collateralized

  by $32,633,000 U.S. Treasury Bonds

   8.375%, due 8/15/2008, value $35,516,785)                                     1.85           34,820,000            34,820,000

UBS Warburg, Inc.

  dated 4/30/2002, due 5/1/2002 in the

  amount of $35,001,809 (fully collateralized

  by $34,327,000 U.S. Treasury Notes

   6%, due 2/15/2026, value $35,700,080)                                         1.86           35,000,000            35,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $69,820,000)                                                                                                 69,820,000

TOTAL INVESTMENTS (cost $172,954,129)                                                                 99.5%          172,954,129

CASH AND RECEIVABLES (NET)                                                                              .5%              879,295

NET ASSETS                                                                                           100.0%          173,833,424



SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments (including
   Repurchase Agreements of $69,820,000)--Note 1(c)   172,954,129   172,954,129

Cash                                                                    122,652

Interest receivable                                                   1,037,078

                                                                    174,113,859

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    89,030

Dividend payable                                                        191,405

                                                                        280,435

NET ASSETS ($)                                                      173,833,424

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     173,833,424

NET ASSETS ($)                                                      173,833,424

NET ASSET VALUE PER SHARE

                                                 Investor Shares  Class R Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         89,036,969    84,796,455

Shares Outstanding                                     89,036,969    84,796,455

NET ASSET VALUE PER SHARE ($)                                1.00          1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,647,346

EXPENSES:

Management fee--Note 2(a)                                              421,633

Distribution fees (Investor Shares)--Note 2(b)                          78,188

TOTAL EXPENSES                                                         499,821

INVESTMENT INCOME--NET, REPRESENTING NET

  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   1,147,525

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                          Six Months Ended
                                            April 30, 2002           Year Ended
                                               (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,147,525          21,604,417

Net realized gain (loss) on investments                --             348,274

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,147,525          21,952,691

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                  (482,357)         (1,754,457)

Class R shares                                   (665,168)        (19,849,960)

Net realized gain on investments:

Investor shares                                        --             (94,240)

Class R shares                                         --            (224,452)

TOTAL DIVIDENDS                                (1,147,525)        (21,923,109)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                               121,755,252          83,622,674

Class R shares                                 55,917,930       1,413,747,271

Dividends reinvested:

Investor shares                                   462,894           1,762,246

Class R shares                                    212,307          16,832,633

Cost of shares redeemed:

Investor shares                               (79,149,973)        (73,908,857)

Class R shares                                (73,242,826)     (1,920,155,775)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             25,955,584        (478,099,808)

TOTAL INCREASE (DECREASE) IN NET ASSETS        25,955,584        (478,070,226)

NET ASSETS ($):

Beginning of Period                           147,877,840         625,948,066

END OF PERIOD                                 173,833,424         147,877,840

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended                               Year Ended October 31,
                                            April 30, 2002           ---------------------------------------------------------------
INVESTOR SHARES                                 (Unaudited)          2001           2000            1999           1998        1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
 beginning of period                                1.00           1.00           1.00            1.00           1.00         1.00

Investment Operations:

Investment income--net                                .006           .046           .053            .042           .048       .048

Net realized and unrealized
   gain (loss) on investments                           --           .002             --              --             --         --

Total from Investment Operations                      .006           .048           .053            .042           .048       .048

Distributions:

Dividends from investment
   income--net                                       (.006)         (.046)         (.053)          (.042)         (.048)     (.048)

Dividends from net realized
   gain on investments                                  --          (.002)            --              --             --         --

Total Distributions                                  (.006)         (.048)         (.053)          (.042)         (.048)     (.048)

Net asset value, end of period                        1.00           1.00           1.00            1.00           1.00       1.00

TOTAL RETURN (%)                                      1.27(a)        4.66           5.42            4.27           4.95       4.89

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .70(a)         .70            .70             .70            .70        .70

Ratio of net investment income
   to average net assets                              1.23(a)        4.25           5.28            4.16           4.85       4.81

Net Assets, end of period
   ($ x 1,000)                                      89,037         45,969         34,482          36,375        115,622    112,900

(A) ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.





                                          Six Months Ended                                   Year Ended October 31,
                                             April 30, 2002          ---------------------------------------------------------------
CLASS R SHARES                                  (Unaudited)          2001          2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00           1.00          1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                .007           .048          .055           .044           .050          .050

Net realized and unrealized
   gain (loss) on investments                           --           .002            --             --             --            --

Total from Investment Operations                      .007           .050          .055           .044           .050          .050

Distributions:

Dividends from investment
   income--net                                       (.007)         (.048)        (.055)         (.044)         (.050)        (.050)

Dividends from net realized
   gain on investments                                  --          (.002)           --             --             --            --

Total Distributions                                  (.007)         (.050)        (.055)         (.044)         (.050)        (.050)

Net asset value, end of period                        1.00           1.00          1.00           1.00           1.00          1.00

TOTAL RETURN (%)                                      1.47(a)        4.88          5.64           4.48           5.16          5.10

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .50(a)         .50           .50            .50            .50           .50

Ratio of net investment income
   to average net assets                              1.47(a)        4.95          5.49           4.40           5.03          4.98

Net Assets, end of period
   ($ x 1,000)                                      84,796        101,909       591,466        564,774        614,053       522,178

(A) ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                           The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the cred-

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

itworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to ..25% (currently limited by the Company's Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period April 30, 2002, Investor shares were charged $78,188 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the line of credit.


                      For More Information

                        Dreyfus
                        U.S. Treasury Reserves
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  326SA0402


================================================================================






      Dreyfus Premier

      Midcap Stock Fund

      SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                              Midcap Stock Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Midcap Stock Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John O'Toole.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. stocks. The economic outlook may have become less uncertain, but the short-term movements of the stock market remain impossible to predict.

Indeed, the market' s direction becomes clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

John O'Toole, Portfolio Manager

How did Dreyfus Premier Midcap Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, the fund's Class A, B, C, R and T shares produced total returns of 19.23%, 18.78%, 18.74%, 19.29% and 19.06%, respectively.(1) In comparison, the Standard & Poor's MidCap 400 Index, the fund' s benchmark, produced a total return of 20.04% for the same period.(2)

The midcap range was a bright spot in an otherwise lackluster stock market, generally producing better returns than the large-cap sector. Unlike many larger companies, midcap companies often have the agility required to grow in a sluggish overall economy. However, the technology industry group was weak regardless of company size, and the fund's technology stock picks, particularly in computer software, caused it to slightly lag its benchmark.

What is the fund's investment approach?

The fund invests primarily in a blended portfolio of growth and value stocks of midcap companies, which are chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The quantitatively driven valuation process identifies and ranks approximately 2,500 midcap stocks based upon more than a dozen different valuation inputs. Those inputs, which we believe can have an important influence on stock returns, include, among other things, earnings estimates, profit margins and growth in cash flow. Based upon our analysis of which inputs are being rewarded by investors, we establish weightings for each input and make continuous adjustments for the uniqueness of various industries and economic sectors. For example, if the equity markets were rewarding companies with strong growth in cash flow, then we would add more weight to our growth-in-cash-flow input.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

After considering the different valuation inputs, our investment management team conducts fundamental research on each stock, which ultimately results in their buy-and-sell recommendations. The fund seeks to own the best-performing stocks within each economic sector of the midcap market. By maintaining an economic sector neutral stance, we allow individual stock selection to drive the portfolio's performance.

What other factors influenced the fund's performance?

The fund employs a blend of growth and value investment styles, giving the fund the flexibility to favor one style over another. Indeed, for about two years the value investing style, which seeks low-priced stocks, has outperformed the growth style, in which investors pay premiums for superior earnings growth. As a result, we have tilted the fund toward a value orientation, and that has worked in the fund's favor.

Health care management companies are a good example of value-oriented stocks, because they tend to offer low prices and modest profit growth rates. Recently, government reimbursement for health care expenses has become more generous, which has helped fund holdings, such as PacifiCare Health Systems, Oxford Health Plans and Trigon Healthcare, become more profitable. These stocks were among the fund's best performers during the reporting period.

Another area that has performed well: economically sensitive stocks in the housing, automobile and retail industries. The low interest-rate environment contributed to strong performance from homebuilders such as D.R. Horton and M.D.C Holdings. Shares of Williams-Sonoma, a housewares retailer that owns Pottery Barn, more than doubled during the reporting period. Auto parts suppliers such as American Axle & Manufacturing Holdings and Lear performed well during the reporting period, as the major automobile manufacturers consolidated the number of suppliers that they use. American Axle makes steering components, transmission parts and other products for cars, trucks and SUVs, while Lear supplies interior elements such as seats, flooring, acoustic systems and door panels.


What is the fund's current strategy?

We have maintained our tilt toward value-oriented stocks with particular emphasis on companies with low price-to-earnings ratios compared to their projected 2002 earnings.

Since the Enron bankruptcy and accounting scandal made headlines, investors have become wary of companies that use aggressive accounting techniques. An important part of our investment process involves scrutinizing each company's balance sheet and accounting practices, making downward revisions to its net worth and, if it is a fund holding, selling that stock when appropriate. In a challenging environment in which reliable earnings growth is more difficult to find, we are seeking companies that we are confident can achieve their profitability goals. Of course, we are prepared to change our focus and the fund's composition as market conditions evolve.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. MARKET.

                                                             The Fund

April 30, 2002 (Unaudited)

STATEMENT OF INVESTMENTS


COMMON STOCKS--97.0%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--.9 %

R.J. Reynolds Tobacco Holdings                                                                   36,900                2,553,480

CONSUMER CYCLICAL--11.0 %

American Axle & Manufacturing Holdings                                                           49,200  (a)           1,623,600

American Eagle Outfitters                                                                        50,100  (a)           1,274,043

ArvinMeritor                                                                                     37,200                1,179,240

Bob Evans Farms                                                                                  49,200                1,495,680

Borders Group                                                                                    70,400  (a)           1,641,024

Brinker International                                                                            52,800  (a)           1,818,432

Children's Place Retail Stores                                                                   23,300  (a)             806,646

Direct Focus                                                                                     22,200  (a)             992,340

Furniture Brands International                                                                   33,400  (a)           1,363,722

GTECH                                                                                            17,100  (a)           1,024,461

Hollywood Entertainment                                                                          44,800  (a)             924,672

Jones Apparel Group                                                                              36,900  (a)           1,437,255

Lear                                                                                             45,700  (a)           2,349,437

Magna International, Cl. A                                                                       16,100                1,189,629

Mohawk Industries                                                                                36,900  (a)           2,373,777

Neiman Marcus Group, Cl. A                                                                       28,200  (a)           1,032,402

Polaris Industries                                                                               23,000                1,731,900

REX Stores                                                                                       36,900  (a)             552,762

Racing Champions Ertl                                                                            86,200  (a)           1,845,283

Ross Stores                                                                                      36,900                1,498,509

Sonic Automotive                                                                                 56,300  (a)           2,164,735

Williams-Sonoma                                                                                  30,000  (a)           1,728,300

                                                                                                                      32,047,849

CONSUMER STAPLES--3.5%

Alberto-Culver, Cl. B                                                                            22,900                1,249,653

Dole Food                                                                                        45,700                1,520,439

Fleming                                                                                          73,900                1,628,756

Fresh Del Monte Produce                                                                          91,500                2,154,825

Smithfield Foods                                                                                 63,300  (a)           1,335,630

Tyson Foods, Cl. A                                                                              168,800                2,366,576

                                                                                                                      10,255,879

ENERGY RELATED--8.4%

AGL Resources                                                                                    49,200                1,177,848

Alliant Energy                                                                                   51,000                1,440,750

Aquila                                                                                           63,300                1,015,332


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

BJ Services                                                                                      81,400  (a)           2,990,636

Black Hills                                                                                      33,400                1,164,324

ENSCO International                                                                              83,300                2,812,208

Energen                                                                                          33,400                  940,210

Equitable Resources                                                                              42,200                1,517,090

Helmerich & Payne                                                                                24,700                1,017,887

MDU Resources Group                                                                              24,700                  719,511

Murphy Oil                                                                                       21,100                1,990,785

Noble Affiliates                                                                                 16,200                  632,610

Pride International                                                                              60,900  (a)           1,132,131

Questar                                                                                          63,300                1,766,070

Tidewater                                                                                        54,600                2,375,100

Valero Energy                                                                                    44,200                1,907,672

                                                                                                                      24,600,164

HEALTH CARE--12.1%

Apogent Technologies                                                                             75,600  (a)           1,753,920

Barr Laboratories                                                                                19,300  (a)           1,286,345

Beckman Coulter                                                                                  29,900                1,428,323

Diagnostic Products                                                                              19,300                  926,014

Edwards Lifesciences                                                                             47,500  (a)           1,193,200

Express Scripts                                                                                  36,900  (a)           2,332,449

Gilead Sciences                                                                                  44,000  (a)           1,369,280

Health Net                                                                                       82,600  (a)           2,449,090

Henry Schein                                                                                     35,100  (a)           1,670,409

Hillenbrand Industries                                                                           22,900                1,479,340

ICN Pharmaceuticals                                                                              43,400                1,200,444

IDEC Pharmaceuticals                                                                             34,200  (a)           1,879,290

IVAX                                                                                             45,700  (a)             539,260

Mylan Laboratories                                                                              117,900                3,121,992

Oxford Health Plans                                                                              75,600  (a)           3,489,696

PacifiCare Health Systems                                                                        80,900  (a)           2,448,034

Quest Diagnostics                                                                                22,900  (a)           2,105,197

STERIS                                                                                           38,700  (a)             857,205

Sunrise Assisted Living                                                                          33,400  (a)             902,134

Trigon Healthcare                                                                                29,100  (a)           2,929,206

                                                                                                                      35,360,828

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE--18.6%

AmeriCredit                                                                                      36,900  (a)           1,432,458

Associated Banc-Corp                                                                             65,820                2,465,617

Astoria Financial                                                                                66,800                2,143,612

Banknorth Group                                                                                  80,900                2,134,951

City National                                                                                    49,200                2,718,300

Compass Bancshares                                                                               98,400                3,519,768

Dime Bancorp (Warrants)                                                                          68,300  (a)              10,245

Doral Financial                                                                                  49,000                1,712,060

Dun & Bradstreet                                                                                 52,700  (a)           2,029,477

Eaton Vance                                                                                      20,900                  763,477

Everest Re Group                                                                                 10,600                  719,740

Federated Investors, Cl. B                                                                       31,300                1,003,478

First Tennessee National                                                                         68,600                2,652,076

Golden State Bancorp                                                                             63,300                2,088,267

GreenPoint Financial                                                                             58,100                2,873,045

LaBranche & Co.                                                                                  12,300  (a)             337,020

M&T Bank                                                                                         14,100                1,203,858

Marshall & Ilsley                                                                                42,200                2,686,030

Metris Cos.                                                                                      68,600  (b)             894,544

Nationwide Financial Services, Cl. A                                                             36,900                1,512,900

North Fork Bancorporation                                                                        79,100                3,054,842

Old Republic International                                                                       72,100                2,395,883

PMI Group                                                                                        31,700                2,571,504

R&G Financial, Cl. B                                                                             66,800                1,336,668

Radian Group                                                                                     52,700                2,735,130

RenaissanceRe                                                                                     8,800                1,031,360

SEI Investments                                                                                  24,000                  808,560

Sovereign Bancorp                                                                               149,500                2,157,285

StanCorp Financial Group                                                                         28,200                1,649,700

TCF Financial                                                                                    34,200                1,780,110

                                                                                                                      54,421,965

INTERNET RELATED--1.1%

Check Point Software Technologies                                                                35,100  (a)             637,065

E*TRADE Group                                                                                    95,000  (a)             716,300

Overture Services                                                                                26,800  (a)             916,292

Retek                                                                                            38,700  (a)             913,281

                                                                                                                       3,182,938


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES--10.1%

Airgas                                                                                           61,600  (a)           1,015,784

Alexander & Baldwin                                                                              38,700                1,051,479

American Standard Cos.                                                                           24,700  (a)           1,845,090

Ashland                                                                                          22,900                  935,007

Beazer Homes USA                                                                                 10,600  (a)             938,312

Bemis                                                                                            24,700                1,314,781

CONSOL Energy                                                                                    39,400                  905,806

Cabot                                                                                            38,700                1,153,260

Cooper Industries                                                                                25,600                1,121,280

D.R. Horton                                                                                      86,000                2,218,800

Harsco                                                                                           35,100                1,491,750

Lennar                                                                                           66,800                3,710,072

M.D.C. Holdings                                                                                  23,200                1,171,600

Minerals Technologies                                                                            21,100                1,055,000

Moog, Cl. A                                                                                      22,900  (a)             783,180

Precision Castparts                                                                              38,700                1,368,819

Sonoco Products                                                                                  75,600                2,184,840

Teekay Shipping                                                                                  38,700                1,427,256

Teleflex                                                                                         28,200                1,593,582

York International                                                                               58,500                2,129,985

                                                                                                                      29,415,683

SERVICES--11.7%

Affiliated Computer Services, Cl. A                                                              59,800  (a)           3,233,386

Apollo Group, Cl. A                                                                              84,500  (a,b)         3,239,730

CSG Systems International                                                                        36,900  (a)             967,518

DST Systems                                                                                      38,700  (a)           1,912,554

Education Management                                                                             22,900  (a)             987,448

eFunds                                                                                           77,400  (a)           1,230,660

Entercom Communications                                                                          15,800  (a)             825,550

Hanover Compressor                                                                               44,000  (a,b)           829,400

Harland (John H. )                                                                               24,700                  743,470

Henry (Jack) & Associates                                                                        45,700                1,063,896

Lee Enterprises                                                                                  22,000                  863,500

Pharmaceutical Product Development                                                               38,700  (a)             974,466

Rent-A-Center                                                                                    17,200  (a)           1,037,160

Republic Services                                                                                70,400  (a)           1,393,920

Right Management Consultants                                                                     73,900  (a)           1,973,130

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Scholastic                                                                                       26,400  (a)           1,339,272

SunGard Data Systems                                                                            124,900  (a)           3,717,024

Telephone and Data Systems                                                                       12,300                1,057,800

United Rentals                                                                                   42,200  (a)           1,076,100

Valassis Communications                                                                          35,100  (a)           1,312,389

Washington Post, Cl. B                                                                            3,500                2,211,300

Westwood One                                                                                     61,600  (a)           2,217,600

                                                                                                                      34,207,273

TECHNOLOGY--15.5%

Advent Software                                                                                  28,600  (a,b)         1,412,268

Arrow Electronics                                                                                28,200  (a)             744,480

Autodesk                                                                                         59,800                1,099,722

Black Box                                                                                        19,300  (a)             903,047

Cabot Microelectronics                                                                           28,200  (a)           1,378,980

Cadence Design Systems                                                                           98,400  (a)           2,015,232

Diebold                                                                                          35,100                1,327,482

ESS Technology                                                                                   49,200  (a,b)           785,724

Electronic Arts                                                                                  56,300  (a)           3,324,515

FEI                                                                                              28,200  (a)             745,326

FLIR Systems                                                                                     27,000  (a)           1,076,625

Garmin                                                                                           65,500  (a)           1,474,405

HPL Technologies                                                                                 68,600  (b)             820,456

Harris                                                                                           29,900                1,082,679

IKON Office Solutions                                                                           103,800                1,349,400

Integrated Circuit Systems                                                                       40,100  (a)             797,990

International Rectifier                                                                          22,900  (a)           1,056,148

Intersil, Cl. A                                                                                  33,400  (a)             896,790

L-3 Communications                                                                               19,300  (a)           2,466,154

Mentor Graphics                                                                                  72,100  (a)           1,391,530

Microchip Technology                                                                             87,600  (a)           3,898,200

Microsemi                                                                                        17,700  (a)             234,525

NVIDIA                                                                                           28,200  (a)             981,642

Plantronics                                                                                      29,900  (a)             629,694

QLogic                                                                                           19,300  (a)             882,203

Reynolds & Reynolds, Cl. A                                                                       68,600                1,986,656

SPX                                                                                              21,700  (a)           2,921,905

Semtech                                                                                          47,500  (a)           1,519,050


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Storage Technology                                                                               66,800  (a)           1,374,744

Sybase                                                                                           70,400  (a)             989,824

Symantec                                                                                         29,900  (a)           1,058,759

THQ                                                                                              44,800  (a)           1,570,688

Vishay Intertechnology                                                                           40,500  (a)             890,595

                                                                                                                      45,087,438

UTILITIES--4.1%

Cleco                                                                                            54,800                1,357,944

Conectiv                                                                                         54,600                1,361,724

IDACORP                                                                                          42,500                1,608,200

PNM Resources                                                                                    40,500                1,174,500

Pinnacle West Capital                                                                            17,600                  771,232

SCANA                                                                                            63,300                2,022,435

TECO Energy                                                                                      42,200                1,174,848

Western Resources                                                                                36,900                  641,691

Wisconsin Energy                                                                                 66,800                1,736,800

                                                                                                                      11,849,374

TOTAL COMMON STOCKS

   (cost $244,693,711)                                                                                               282,982,871
                                                                                              Principal
SHORT-TERM INVESTMENTS--4.7%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

  Goldman Sachs & Co.,

  Tri-Party Repurchase Agreement, 1.85%,

  dated 4/30/2002 due 5/1/2002,
  in the amount of $13,790,709 (fully
  collateralized by $11,256,000 U.S.
  Treasury Bonds, 7.625% due 2/15/2025,
  value $13,890,602)
 (cost $13,790,000)                                                                          13,790,000               13,790,000

TOTAL INVESTMENTS (cost $258,483,711)                                                             101.7%             296,772,871

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (1.7)%             (4,977,522)

NET ASSETS                                                                                          100%             291,795,349

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT APRIL 30, 2002, THE
     TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $4,895,196 AND THE
     TOTAL MARKET VALUE OF THE COLLATERERAL HELD BY THE FUND IS $6,025,969.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)            258,483,711   296,772,871

Cash                                                                  1,689,872

Collateral for securities loaned--Note 1(b)                           6,025,969

Receivable for shares of Capital Stock subscribed                       647,388

Dividends and interest receivable                                       106,350

                                                                    305,242,450

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   325,277

Payable for investment securities purchased                           6,860,803

Liability for securities loaned--Note 1(b)                            6,025,969

Payable for shares of Capital Stock redeemed                            234,652

Loan commitment fees payable                                                400

                                                                     13,447,101

NET ASSETS ($)                                                      291,795,349

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     271,643,188

Accumulated investment (loss)                                          (514,002)

Accumulated net realized gain (loss) on investments                 (17,622,997)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     38,289,160

NET ASSETS ($)                                                      291,795,349

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                      122,491,833           50,592,061           12,003,284          106,404,614              303,557

Shares Outstanding                    7,484,888            3,212,268              760,675            6,419,632               18,696

NET ASSET VALUE
   PER SHARE ($)                          16.37                15.75                15.78                16.57                16.24

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       1,143,897

Interest                                                                89,290

TOTAL INCOME                                                         1,233,187

EXPENSES:

Management fee--Note 2(a)                                            1,355,825

Distribution and service plan fees--Note 2(b)                          389,292

Loan commitment fees--Note 4                                             2,072

TOTAL EXPENSES                                                       1,747,189

INVESTMENT (LOSS)                                                     (514,002)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (3,793,474)

Net unrealized appreciation (depreciation) on investments           46,225,909

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              42,432,435

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                41,918,433

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002            Year Ended
                                               (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (514,002)             (797,464)

Net realized gain (loss) on investments        (3,793,474)          (13,351,206)

Net unrealized appreciation (depreciation)
   on investments                              46,225,909           (25,373,515)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   41,918,433           (39,522,185)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --           (14,423,757)

Class B shares                                         --            (6,688,674)

Class C shares                                         --            (1,322,435)

Class R shares                                         --           (20,031,313)

Class T shares                                         --               (19,296)

TOTAL DIVIDENDS                                        --           (42,485,475)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                108,741,850           123,151,768

Class B shares                                  8,638,172            15,389,732

Class C shares                                  3,229,566             5,100,684

Class R shares                                 10,133,643            17,718,927

Class T shares                                     94,033               496,266

Dividends reinvested:

Class A shares                                         --            13,792,613

Class B shares                                         --             5,673,517

Class C shares                                         --               869,528

Class R shares                                         --            16,853,812

Class T shares                                         --                19,296

Cost of shares redeemed:

Class A shares                                (83,541,173)         (105,627,346)

Class B shares                                 (2,873,700)           (5,928,056)

Class C shares                                 (1,062,368)           (2,128,505)

Class R shares                                 (6,682,640)          (24,734,139)

Class T shares                                    (81,537)             (348,192)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             36,595,846            60,299,905

TOTAL INCREASE (DECREASE) IN NET ASSETS        78,514,279           (21,707,755)

NET ASSETS ($):

Beginning of Period                           213,281,070           234,988,825

END OF PERIOD                                 291,795,349           213,281,070


                                         Six Months Ended
                                           April 30, 2002            Year Ended
                                               (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     7,048,554            8,104,107

Shares issued for dividends reinvested                 --              884,142

Shares redeemed                                (5,465,768)          (7,008,431)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,582,786            1,979,818

CLASS B(A)

Shares sold                                       573,229            1,024,077

Shares issued for dividends reinvested                 --              373,996

Shares redeemed                                  (193,103)            (403,671)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     380,126              994,402

CLASS C

Shares sold                                       215,211              340,680

Shares issued for dividends reinvested                 --               57,205

Shares redeemed                                   (71,954)            (146,854)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     143,257              251,031

CLASS R

Shares sold                                       639,071            1,144,715

Shares issued for dividends reinvested                 --            1,070,763

Shares redeemed                                  (430,551)          (1,629,761)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     208,520              585,717

CLASS T

Shares sold                                         6,143               32,692

Shares issued for dividends reinvested                 --                1,242

Shares redeemed                                    (5,243)             (21,592)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         900               12,342

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 4,958 CLASS B SHARES REPRESENTING $75,802 WERE AUTOMATICALLY CONVERTED TO 4,775 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 1,620 CLASS B SHARES REPRESENTING $23,916 WERE AUTOMATICALLY CONVERTED TO 1,573 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                    Six Months Ended                                    Year Ended October 31,
                                      April 30, 2002          ------------------------------------------------------------------
CLASS A SHARES                            (Unaudited)            2001           2000           1999           1998(a)       1997
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                         13.73            19.99          16.69          14.24          17.02         14.36

Investment Operations:

Investment income (loss)--net                   (.03)(b)         (.04)(b)       (.03)(b)       (.03)(b)       (.01)          .02

Net realized and unrealized
   gain (loss) on investments                   2.67            (2.69)          3.66           2.48           (.29)         4.79

Total from Investment Operations                2.64            (2.73)          3.63           2.45           (.30)         4.81

Distributions:

Dividends from investment
   income--net                                    --               --             --             --           (.01)         (.01)
Dividends from net realized
   gain on investments                            --            (3.53)          (.33)            --          (2.47)        (2.14)

Total Distributions                               --            (3.53)          (.33)            --          (2.48)        (2.15)

Net asset value, end of period                 16.37            13.73          19.99          16.69          14.24         17.02


TOTAL RETURN (%)                               19.23(c,d)      (15.81)(c)      22.14(c)       17.21(c)       (2.16)(c)     38.40

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                         .67(d)          1.35           1.35           1.35           1.35          1.35

Ratio of interest expense and
   loan commitment fees
   to average net assets                         .00(d,e)         .00(e)         .01             --             --            --

Ratio of net investment
   income (loss)
   to average net assets                        (.18)(d)         (.31)          (.17)          (.17)          (.19)          .16

Portfolio Turnover Rate                        30.72(d)         82.49         122.19          80.15          78.02         81.87

Net Assets, end of period
   ($ x 1,000)                               122,492           81,028         78,425         83,674         38,267         6,847

(A) EFFECTIVE JANUARY 16, 1998, INVESTOR SHARES WERE REDESIGNATED AS CLASS A SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                      Six Months Ended                       Year Ended October 31,
                                                        April 30, 2002            ------------------------------------------------
CLASS B SHARES                                             (Unaudited)          2001          2000           1999          1998(a)
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.26          19.57         16.46          14.16         14.65

Investment Operations:

Investment (loss)                                                (.08)(b)       (.14)(b)      (.17)(b)       (.15)(b)      (.06)

Net realized and unrealized gain (loss)
   on investments                                                2.57          (2.64)         3.61           2.45          (.43)

Total from Investment Operations                                 2.49          (2.78)         3.44           2.30          (.49)

Distributions:

Dividends from net realized gain
   on investments                                                  --          (3.53)         (.33)            --            --

Net asset value, end of period                                  15.75          13.26          19.57         16.46         14.16

TOTAL RETURN (%)(C)                                             18.78(d)      (16.47)         21.22         16.32         (3.41)(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.04(d)        2.10           2.10          2.10          1.66(d)

Ratio of interest expense and
   loan commitment fees
   to average net assets                                          .00(d,e)       .00(e)         .01            --            --

Ratio of investment (loss)
   to average net assets                                         (.54)(d)      (1.06)          (.91)         (.92)         (.77)(d)

Portfolio Turnover Rate                                         30.72(d)       82.49         122.19         80.15         78.02

Net Assets, end of period ($ x 1,000)                          50,592         37,556         35,959        25,724        16,867

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                      Six Months Ended                       Year Ended October 31,
                                                        April 30, 2002    ----------------------------------------------------
CLASS C SHARES                                              (Unaudited)          2001         2000         1999        1998(a)
------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             13.29          19.59        16.48        14.17       14.65

Investment Operations:

Investment (loss)                                                 (.08)(b)       (.14)(b)     (.17)(b)     (.15)(b)    (.06)

Net realized and unrealized gain (loss)
   on investments                                                 2.57          (2.63)        3.61         2.46        (.42)

Total from Investment Operations                                  2.49          (2.77)        3.44         2.31        (.48)

Distributions:

Dividends from net realized gain
   on investments                                                   --          (3.53)        (.33)          --          --

Net asset value, end of period                                   15.78          13.29        19.59        16.48       14.17

TOTAL RETURN (%)(C)                                              18.74(d)      (16.40)       21.19        16.30       (3.28)(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          1.04(d)        2.10         2.10         2.10        1.66(d)

Ratio of interest expense and
   loan commitment fees
   to average net assets                                           .00(d,e)       .00(e)       .01           --          --

Ratio of investment (loss)
   to average net assets                                          (.55)(d)      (1.06)        (.91)        (.92)       (.77)(d)

Portfolio Turnover Rate                                          30.72(d)       82.49       122.19        80.15       78.02

Net Assets, end of period ($ x 1,000)                           12,003          8,203        7,178        5,473       3,485

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                      Six Months Ended                                 Year Ended October 31,
                                        April 30, 2002     ----------------------------------------------------------------------
CLASS R SHARES                              (Unaudited)          2001           2000           1999           1998(a)        1997
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                           13.89          20.14          16.77          14.28          17.03          14.36

Investment Operations:

Investment income (loss)--net                     (.01)(b)       (.01)(b)        .02(b)         .01(b)         .01            .05

Net realized and unrealized
   gain (loss) on investments                     2.69          (2.71)          3.68           2.48          (.26)           4.80

Total from Investment Operations                  2.68          (2.72)          3.70           2.49          (.25)           4.85

Distributions:

Dividends from investment
   income--net                                      --             --             --             --          (.03)           (.04)

Dividends from net realized
   gain on investments                              --          (3.53)          (.33)            --         (2.47)          (2.14)

Total Distributions                                 --          (3.53)          (.33)            --         (2.50)          (2.18)

Net asset value, end of period                   16.57          13.89          20.14          16.77         14.28           17.03

TOTAL RETURN (%)                                 19.29(c)      (15.56)         22.40          17.44         (1.88)          38.88

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                           .55(c)        1.10           1.10           1.10          1.10            1.10

Ratio of interest expense and
   loan commitment fees
   to average net assets                           .00(c,d)       .00(d)         .01             --            --              --

Ratio of net investment
   income (loss)
   to average net assets                          (.04)(c)       (.06)           .10            .09           .05             .42

Portfolio Turnover Rate                          30.72(c)       82.49         122.19          80.15         78.02           81.87

Net Assets, end of period
   ($ x 1,000)                                 106,405         86,251        113,318         94,455        53,888          31,769

(A) EFFECTIVE JANUARY 16, 1998, RESTRICTED SHARES WERE REDESIGNATED AS CLASS R SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                           The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                            Six Months Ended                        Year Ended October 31,
                                                              April 30, 2002        ----------------------------------------------
CLASS T SHARES                                                    (Unaudited)             2001             2000            1999(a)
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   13.64             19.93            16.68           16.84

Investment Operations:

Investment (loss)                                                       (.05)(b)          (.07)(b)         (.08)(b)        (.01)(b)

Net realized and unrealized gain (loss)
   on investments                                                       2.65             (2.69)            3.66            (.15)

Total from Investment Operations                                        2.60             (2.76)            3.58            (.16)

Distributions:

Dividends from net realized gain
   on investments                                                         --             (3.53)            (.33)              --

Net asset value, end of period                                         16.24             13.64            19.93            16.68

TOTAL RETURN (%)(C)                                                    19.06(d)         (16.04)           21.84              .95(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                 .79(d)           1.60             1.60              .34(d)

Ratio of interest expense and
   loan commitment fees
   to average net assets                                                 .00(d,e)          .00(e)           .01               --

Ratio of investment (loss)
   to average net assets                                                (.30)(d)          (.53)            (.41)            (.06)(d)

Portfolio Turnover Rate                                                30.72(d)          82.49           122.19            80.15

Net Assets, end of period ($ x 1,000)                                    304               243              109                2

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Midcap Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to seek total investment returns (including capital appreciation and income) which consistently outperform the Standard & Poor' s 400 Midcap Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 488 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (22 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (66 million shares authorized) and Class T shares (200 million shares authorized) . Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain, if any, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $13,610,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Distributor retained $68,367 during the period ended April 30, 2002 from commissions earned on sales of the fund's shares.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the
" Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, (the "Service Plan") under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2002, Class A, Class B, Class C and Class T shares were charged $121,434, $163,001, $37,357 and $357, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $54,334, $12,452 and $357, respectively, pursuant to the Service Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $102,654,246 and $74,613,647, respectively.

At April 30, 2002, accumulated net unrealized appreciation on investments was $38,289,160, consisting of $49,501,236 gross unrealized appreciation and $11,212,076 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.


NOTES

                   For More Information

                        Dreyfus Premier
                        Midcap Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  330SA0402

================================================================================


      Dreyfus Premier

      Balanced Fund

      SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            20   Financial Highlights

                            25   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                                  Balanced Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Balanced Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Douglas D. Ramos, CFA, who manages the equity component of the fund, and Gerald E. Thunelius, Director of the Dreyfus Taxable Fixed Income Team that manages the fixed-income component of the fund.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for both stocks and bonds. The economic outlook may have become less uncertain, but the short-term movements of stocks and bonds remain impossible to predict.

Indeed, the markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the opportunities or worried about the challenges presented for growth or income under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

Gerald E. Thunelius, Director, Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Balanced Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, the fund produced total returns of 0.07% for Class A shares, -0.32% for Class B shares, -0.40% for Class C shares, 0.20 for Class R shares and -0.15% for Class T shares.(1) As of March 1, 2002, the components of the fund's hybrid benchmark have changed. The new hybrid index that is the fund' s benchmark is composed of 60% Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and 40% Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Index"), and it achieved a total return of 1.38% for the reporting period.(2) The fund' s previous benchmark, a hybrid index composed of 60% S& P 500 Index and 40 % Lehman Brothers Intermediate Government/Credit Bond Index ("Lehman Intermediate Gov't/Credit Index") produced a total return of 1.33% for the same period.(3) Separately, the S&P 500 Index, the Lehman Aggregate Index and the Lehman Intermediate Gov't/Credit Index provided total returns of 2.31%, -0.01% and -0.15%, respectively, for the same period.

We attribute the fund's generally flat performance to a volatile environment in which economic and political uncertainties counterbalanced the generally positive effects of encouraging economic data. The fund performed slightly worse than its benchmark, primarily due to weakness among investment-grade corporate bonds and, to a lesser extent, certain large-cap stocks.

What is the fund's investment approach?

The fund is a balanced fund, with an allocation under normal circumstances of 60% stocks and 40% bonds, corresponding to the fund's benchmark. However, the fund is permitted to invest up to 75%, and as little as 40%, of its total assets in stocks, and up to 60%, and as little as 25%, of its total assets in bonds.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When allocating assets between stocks and bonds, we assess the relative returns and risks of each asset class, using a model that analyzes several factors, including interest-rate-adjusted price-to-earnings ratios, the valuation and volatility levels of stocks relative to bonds and economic factors such as interest rates.

What other factors influenced the fund's performance?

The U.S. economy showed signs of recovery during the reporting period, and interest rates leveled after more than a year of steady declines. However, stock valuations remained under pressure from political turmoil in the Middle East and various domestic economic concerns.

In the equity portion of the fund's portfolio, to which we allocated approximately 70% of the fund's assets, we took advantage of what we believed were attractive valuations of well-known companies with solid fundamentals. This emphasis generally helped performance, with the fund's stocks delivering returns roughly in line with the S&P 500 Index. Unfortunately, not all of the fund's equities performed well. Disappointments included utility companies involved in energy trading, such as Calpine and Williams Cos., which were hurt by the Enron collapse. However, above-average returns in a variety of other sectors, such as consumer cyclicals, technology and health care, largely compensated for these losses. In particular, the fund benefited from substantial investments in successful retailers such as Target; semiconductor manufacturers and equipment makers such as Teradyne; and health management organizations such as WellPoint Health Networks.

As for the fixed-income portion of the fund' s portfolio, the start of an economic recovery generally hurt returns from U.S. government securities as investors began to anticipate higher interest rates later this year. However, better economic conditions helped boost prices of investment-grade corporate bonds. Indeed, because a number of such bonds were available in the aftermath of the September 11 terrorist attacks at prices we considered compelling, we further intensified the fund's corporate focus. We particularly emphasized bonds issued by financial and industrial companies. However, in the wake of the Enron scandal we were careful to avoid securities issued by companies undergoing intense scrutiny of their accounting practices. As a result, we held relatively few bonds from the utilities area.

What is the fund's current strategy?

Since we assumed management of the fund at the end of 2001, we have maintained its underlying strategy. Accordingly, in light of prevailing relative valuations and economic conditions, we have continued to emphasize stocks over bonds.

Nonetheless, we have restructured the fund's stock portfolio slightly to focus more on company fundamentals and individual issue selection. We have trimmed the total number of stocks from approximately 150 at the end of 2001 to approximately 120 as of April 30, 2002 to employ our bottom-up, research-driven stock selection process more effectively. We have also added to consumer-cyclical positions that we believe will benefit from the economy's recovery. In the fixed-income segment, we recently have increased the fund's holdings of inflation-indexed U.S. Treasury securities, which we believe will gain value if inflation-related concerns intensify. Of course, we are closely monitoring the economy and financial markets for developments that might cause us to reassess our current strategies.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER, INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

(3) SOURCE: LIPPER, INC. -- THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund



STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)

COMMON STOCKS--71.6%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES--1.7%

CDW Computer Centers                                                                             47,000  (a)           2,575,600

Lamar Advertising                                                                                77,000  (a)           3,305,610

McGraw-Hill Cos.                                                                                120,300                7,697,997

                                                                                                                      13,579,207

CONSUMER DURABLES--1.1%

Electronic Arts                                                                                  47,700  (a)           2,816,685

General Motors                                                                                   48,600                3,117,690

Goodyear Tire & Rubber                                                                          128,000                2,848,000

                                                                                                                       8,782,375

CONSUMER NON-DURABLES--6.0%

Clorox                                                                                          111,000                4,911,750

Coca-Cola                                                                                        72,900                4,046,679

Jones Apparel Group                                                                              96,100  (a)           3,743,095

Kimberly-Clark                                                                                   81,300                5,294,256

Kraft Foods, Cl. A                                                                              126,000                5,171,040

Pepsi Bottling Group                                                                             87,300                2,500,272

PepsiCo                                                                                          65,400                3,394,260

Philip Morris Cos.                                                                              157,800                8,589,054

Procter & Gamble                                                                                105,500                9,522,430

                                                                                                                      47,172,836

CONSUMER SERVICES--3.2%

Carnival                                                                                        154,800                5,156,388

Clear Channel Communications                                                                     72,000  (a)           3,380,400

EchoStar Communications, Cl. A                                                                   93,000  (a)           2,529,600

USA Networks                                                                                    125,000  (a)           3,738,750

Viacom, Cl. B                                                                                   171,000  (a)           8,054,100

Westwood One                                                                                     52,800  (a)           1,900,800

                                                                                                                      24,760,038

ELECTRONIC TECHNOLOGY--11.7%

Altera                                                                                           79,000  (a)           1,624,240

Amkor Technology                                                                                161,000  (a)           3,236,100

Analog Devices                                                                                   73,000  (a)           2,698,080

Apple Computer                                                                                   95,400  (a)           2,315,358

Applied Materials                                                                                82,000  (a)           1,994,240

Boeing                                                                                           66,000                2,943,600

Cisco Systems                                                                                   500,700  (a)           7,335,255

Compaq Computer                                                                                 352,000                3,572,800


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Dell Computer                                                                                   276,900  (a)           7,293,546

General Dynamics                                                                                 28,500                2,767,065

Intel                                                                                           438,300               12,539,763

International Business Machines                                                                 124,200               10,402,992

Jabil Circuit                                                                                   145,000  (a)           2,959,450

L-3 Communications Holdings                                                                      17,700  (a)           2,261,706

Micron Technology                                                                               136,000  (a)           3,223,200

Motorola                                                                                        305,000                4,697,000

National Semiconductor                                                                          104,000  (a)           3,278,080

Nokia, ADR                                                                                       79,200                1,287,792

Novellus Systems                                                                                 43,800  (a)           2,076,120

QUALCOMM                                                                                         56,100  (a)           1,691,976

Raytheon                                                                                         67,000                2,834,100

Teradyne                                                                                        108,000  (a)           3,558,600

Texas Instruments                                                                                76,000                2,350,680

United Technologies                                                                              32,000                2,245,440

                                                                                                                      91,187,183

ENERGY MINERALS--5.5%

Anadarko Petroleum                                                                              149,000                8,019,180

ChevronTexaco                                                                                    36,700                3,182,257

Conoco                                                                                          114,000                3,197,700

Exxon Mobil                                                                                     334,200               13,424,814

Ocean Energy                                                                                    206,000                4,408,400

Phillips Petroleum                                                                               29,100                1,740,471

Royal Dutch Petroleum (New York Shares)                                                          96,000                5,016,960

XTO Energy                                                                                      200,000                4,080,000

                                                                                                                      43,069,782

FINANCE--11.1%

Allstate                                                                                        121,000                4,808,540

American International Group                                                                    182,700               12,628,224

Bank of America                                                                                 165,000               11,959,200

Bank of New York                                                                                 81,300                2,974,767

Citigroup                                                                                       377,700               16,354,410

Fannie Mae                                                                                       79,900                6,306,507

FleetBoston Financial                                                                           115,000                4,059,500

Goldman Sachs Group                                                                              21,300                1,677,375

Household International                                                                          72,000                4,196,880

                                                                                                                        The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

J.P. Morgan Chase & Co.                                                                          60,600                2,127,060

MBNA                                                                                            153,900                5,455,755

Marsh & McLennan Cos.                                                                            29,000                2,931,320

Morgan Stanley Dean Witter & Co.                                                                 88,000                4,199,360

Wells Fargo                                                                                     134,400                6,874,560

                                                                                                                      86,553,458

HEALTH SERVICES--1.2%

HCA                                                                                              96,000                4,587,840

Quest Diagnostics                                                                                13,000  (a)           1,195,090

WellPoint Health Networks                                                                        48,600  (a)           3,648,888

                                                                                                                       9,431,818

HEALTH TECHNOLOGY--8.4%

Abbott Laboratories                                                                             138,300                7,461,285

Amgen                                                                                            84,000  (a)           4,441,920

Bard (C.R.)                                                                                      36,000                1,977,840

Baxter International                                                                             33,000                1,877,700

Bristol-Myers Squibb                                                                             78,300                2,255,040

Johnson & Johnson                                                                               197,300               12,599,578

King Pharmaceuticals                                                                             31,500  (a)             987,210

Merck & Co.                                                                                      53,100                2,885,454

Pfizer                                                                                          432,900               15,735,915

Pharmacia                                                                                       107,000                4,411,610

St. Jude Medical                                                                                 28,800  (a)           2,396,448

Teva Pharmaceutical Industries, ADR                                                              34,000                1,904,340

Wyeth                                                                                            90,000                5,130,000

Zimmer Holdings                                                                                  40,100  (a)           1,391,871

                                                                                                                      65,456,211

INDUSTRIAL SERVICES--.6%

Schlumberger                                                                                     79,000                4,325,250

NON-ENERGY MINERALS--.3%

Alcoa                                                                                            78,600                2,674,758

PROCESS INDUSTRIES--1.3%

Air Products & Chemicals                                                                         39,300                1,888,365

Dow Chemical                                                                                     95,000                3,021,000

International Paper                                                                              83,000                3,438,690

Praxair                                                                                          33,900                1,935,690

                                                                                                                      10,283,745

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING--4.9%

Caterpillar                                                                                      55,500                3,031,410

Danaher                                                                                          53,000                3,793,740

General Electric                                                                                584,600                18,444,130

Johnson Controls                                                                                 39,000                3,363,750

Masco                                                                                           133,000                3,737,300

3M                                                                                               17,100                2,151,180

Tyco International                                                                              196,800                3,630,960

                                                                                                                      38,152,470

RETAIL TRADE--5.6%

Federated Department Stores                                                                      53,400  (a)           2,121,582

Home Depot                                                                                      142,000                6,584,540

Lowe's Cos.                                                                                      91,700                3,877,993

May Department Stores                                                                            89,900                3,117,732

Safeway                                                                                          73,600  (a)           3,087,520

Sears, Roebuck & Co.                                                                             70,500                3,718,875

Staples                                                                                         109,000  (a)           2,176,730

Target                                                                                          200,900                8,769,285

Wal-Mart Stores                                                                                 191,100               10,674,846

                                                                                                                      44,129,103

TECHNOLOGY SERVICES--5.7%

AOL Time Warner                                                                                 261,300  (a)           4,969,926

Adobe Systems                                                                                    71,100                2,841,156

Charter Communications, Cl. A                                                                   260,000  (a)           2,129,400

Check Point Software Technologies                                                               104,900  (a)           1,903,935

Computer Sciences                                                                                87,000  (a)           3,901,950

First Data                                                                                       29,000                2,305,210

Microsoft                                                                                       365,400  (a)          19,095,804

Oracle                                                                                          381,100  (a)           3,826,244

SunGard Data Systems                                                                            116,400  (a)           3,464,064

                                                                                                                      44,437,689

UTILITIES--3.3%

AT&T                                                                                            214,000                2,807,680

BellSouth                                                                                        52,500                1,593,375

Duke Energy                                                                                     122,000                4,676,260

El Paso                                                                                          66,000                2,640,000

Liberty Media, Cl. A                                                                            243,000  (a)           2,600,100

SBC Communications                                                                              153,700                4,773,922

                                                                                                                          The Fund
STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Sempra Energy                                                                                   105,900                2,707,863

Verizon Communications                                                                          104,700                4,199,517

                                                                                                                      25,998,717

TOTAL COMMON STOCKS

   (cost $555,719,409)                                                                                               559,994,640

                                                                                              Principal
BONDS AND NOTES--26.0%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.4%

Boeing Capital, Sr. Notes,

   5.75%, 2/15/2007                                                                           1,396,000  (b)           1,417,846

Goodrich (BF), Notes,

   7%, 4/15/2038                                                                              2,000,000                1,671,714

                                                                                                                       3,089,560

ASSET-BACKED CERTIFICATES--.3%

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. C1, 6.80%, 7/15/2014                                                     2,139,000                2,127,022

AUTO MANUFACTURING--.8%

Ford Motor Credit, Notes:

   6.50%, 1/25/2007                                                                           1,438,000                1,430,095

   7.25%, 10/25/2011                                                                          1,150,000                1,147,635

General Motors Acceptance Corp., Notes,

   6.125%, 9/15/2006                                                                          3,136,000  (b)           3,175,266

Steers Trust, 2002-3F, Notes,

   8.50%, 3/1/2007                                                                              885,000  (c)             877,256

                                                                                                                       6,630,252

BANKING--1.1%

Abbey National, Bonds,

   6.70%, 6/15/2008                                                                           1,685,000  (d,e)         1,707,648

J.P. Morgan Chase & Co., Sub. Notes,

   6.625%, 3/15/2012                                                                          1,400,000                1,405,481

KBC Bank Funding Trust III,

  Gtd. Non-Cumulative Trust Preferred Securities,

   9.86%, 11/2/2009                                                                           1,100,000  (c,d,e)       1,271,145

Royal Bank of Scotland Group,

  Conv. Non-Cumulative Dollar Preference Shares,

   9.118%, 3/31/2010                                                                          3,267,000  (e)           3,773,098

                                                                                                                       8,157,372

CABLE & MEDIA--.6%

AOL Time Warner, Bonds,

   7.70%, 5/1/2032                                                                              881,000                826,613


                                                                                              Principal
BONDS AND NOTES CONTINUED)                                                                     Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE & MEDIA (CONTINUED)

TCI Communication Financing III, Gtd. Notes,

   9.65%, 3/31/2027                                                                           2,838,000                3,091,882

Viacom, Gtd. Notes,

   6.625%, 5/15/2011                                                                          1,022,000                1,031,035

                                                                                                                       4,949,530

CHEMICALS--.3%

Dow Chemical, Notes,

   6.125%, 2/1/2011                                                                           2,431,000  (b)           2,378,123

CONGLOMERATES--.1%

Bombardier, Notes,

   6.75%, 5/1/2012                                                                              625,000  (c)             627,111

ELECTRONICS--.2%

Hewlett-Packard, Notes,

   5.75%, 12/15/2006                                                                          1,365,000                1,361,156

FINANCE--1.3%

Goldman Sachs Group, Notes,

   6.60%, 1/15/2012                                                                           1,243,000                1,237,572

Household Finance, Notes,

   6.75%, 5/15/2011                                                                           2,533,000                2,516,895

International Lease Finance, Notes,

   6.375%, 3/15/2009                                                                          2,685,000                2,698,173

Prudential Holdings, Bonds,

   7.245%, 12/18/2023                                                                         1,356,000  (c)           1,402,964

UBS Preferred Funding Trust I,

  Gtd. Non-Cumulative Capital Trust Securities,

   8.622%, 10/1/2010                                                                          1,362,000  (d,e)         1,532,502

USA Education, Notes,

   5.625%, 4/10/2007                                                                            913,000                  924,211

                                                                                                                      10,312,317

FOOD PROCESSOR--.2%

Tyson Foods, Notes,

   8.25%, 10/1/2011                                                                           1,660,000  (c)           1,797,001

FOREIGN/GOVERNMENTAL--.2%

United Mexican States:

   Bonds, Ser. A, 6.25%, 12/31/2019                                                             870,000                  835,200

   Bonds, Ser. B, 6.25%, 12/31/2019                                                             608,000                  583,680

                                                                                                                       1,418,880

FOREST PRODUCTS & PAPER--.2%

Weyerhaeuser, Notes,

   5.95%, 11/1/2008                                                                           1,510,000  (c)           1,493,475

                                                                                                                         The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

GAMING & LODGING--.1%

Hilton Hotels, Notes,

   7.625%, 5/15/2008                                                                            485,000                  491,752

INSURANCE--1.1%

Ace Capital Trust II, Gtd. Notes,

   9.70%, 4/1/2030                                                                            2,260,000                2,698,664

Mercury General, Sr. Notes,

   7.25%, 8/15/2011                                                                             507,000                  523,116

Sun Life of Canada Capital Trust I,

   Gtd. Capital Securities, 8.526%, 5/6/2007                                                  2,568,000  (c,e)         2,669,333

Zurich Capital Trust I, Gtd. Notes,

   8.376%, 6/1/2037                                                                           2,400,000  (c)           2,370,036

                                                                                                                       8,261,149

METALS & MINING--.3%

Alcoa, Notes,

   6%, 1/15/2012                                                                              1,805,000  (b)           1,797,585

Barrick Gold Finance, Gtd. Notes,

   7.50%, 5/1/2007                                                                              800,000                  844,357

                                                                                                                       2,641,942

OIL & GAS--.8%

Apache, Notes,

   6.25%, 4/15/2012                                                                             690,000  (b)             694,270

El Paso, Sr. Notes,

   7.80%, 8/1/2031                                                                            1,455,000                1,466,889

Pemex Project Funding Master Trust, Gtd. Notes,

   8.50%, 2/15/2008                                                                           2,245,000                2,388,119

Williams Cos., Notes,

   8.125%, 3/15/2012                                                                          1,685,000  (b,c)         1,726,198

                                                                                                                       6,275,476

RETAIL--.2%

Sears Roebuck Acceptance, Notes,

   6.75%, 8/15/2011                                                                           1,814,000                1,842,725

STRUCTURED INDEX--.4%

Morgan Stanley Tracers, Notes,

   7.201%, 9/15/2011                                                                          3,395,000  (c,f)         3,414,524

TELECOMMUNICATIONS--.8%

AT&T, Sr. Notes,

   7.30%, 11/15/2011                                                                            667,000  (c)             612,820

AT&T Wireless Services, Notes,

   8.125%, 5/1/2012                                                                             775,000                  765,232

British Telecommunications, Notes,

   8.375%, 12/15/2010                                                                         1,433,000                1,572,017


                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

Citizens Communications, Notes,

   9.25%, 5/15/2011                                                                           1,585,000  (b)           1,706,094

Sprint Capital, Notes,

   8.375%, 3/15/2012                                                                          1,265,000  (c)           1,247,492

WorldCom, Notes,

   7.50%, 5/15/2011                                                                           1,080,000                  508,358

                                                                                                                       6,412,013

TOBACCO--.2%

Philip Morris Cos., Notes,

   7.65%, 7/1/2008                                                                            1,195,000                1,283,468

UTILITIES/GAS & ELECTRIC--.8%

Allegheny Energy Supply, Bonds,

   8.25%, 4/15/2012                                                                           1,103,000  (b,c)         1,139,143

Long Island Lighting, Debs.,

   8.20%, 3/15/2023                                                                             578,000                  597,881

NRG Energy, Sr. Notes,

   8.625%, 4/1/2031                                                                           1,606,000                1,525,684

NiSource Finance, Gtd. Notes,

   7.875%, 11/15/2010                                                                         1,025,000                1,038,155

PSEG Energy Holdings, Sr. Notes,

   8.50%, 6/15/2011                                                                             975,000                  967,981

Southern Co. Capital Funding, Gtd. Notes, Ser. A,

   5.30%, 2/1/2007                                                                            1,145,000                1,140,324

                                                                                                                       6,409,168

U.S. GOVERNMENT & AGENCIES--15.6%

Federal Home Loan Mortgage Corp.:

  Mortgage Backed,

      6.50%, 5/15/2029                                                                       15,000,000  (g)          15,192,150

   Notes:

      5%, 1/15/2004                                                                          18,550,000               19,057,398

      5.125%, 10/15/2008                                                                     13,830,000               13,737,616

      5.875%, 3/21/2011                                                                       5,335,000                5,317,581

Federal National Mortgage Association:

  Notes:

      5.25%, 1/15/2003                                                                        6,700,000                6,835,474

      4.75%, 11/14/2003                                                                       4,500,000                4,607,581

      5.125%, 2/13/2004                                                                      13,650,000               14,051,624

      6.50%, 8/15/2004                                                                        7,500,000                7,965,000

      7%, 7/15/2005                                                                           3,425,000                3,711,553

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          6,303,000  (h)           7,180,558

                                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

U.S. Treasury Inflation Protection Securities,

   3.625%, 1/15/2008                                                                          9,623,000  (h)          11,058,996

U.S. Treasury Notes:

   3.625%, 3/31/2004                                                                         11,395,000               11,493,794

   4.875%, 2/15/2012                                                                          1,744,000                1,715,381

                                                                                                                     121,924,706

TOTAL BONDS AND NOTES

   (cost $202,763,344)                                                                                               203,298,722

SHORT-TERM INVESTMENTS--4.0%
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--3.6%

Merrill Lynch & Co.,

   1.88%, 5/1/2002                                                                            9,300,000               9,300,000

San Paolo U.S. Financial,

   1.88%, 5/1/2002                                                                            9,300,000               9,300,000

UBS Finance Delaware,

   1.90%, 5/1/2002                                                                            9,300,000               9,300,000

                                                                                                                      27,900,000

U.S. TREASURY BILLS--.4%

   1.68%, 7/18/2002                                                                           3,450,000               3,437,270

TOTAL SHORT-TERM INVESTMENTS

   (cost $31,337,405)                                                                                                 31,337,270

TOTAL INVESTMENTS (cost $789,820,158)                                                            101.6%              794,630,632

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (1.6%)             (12,268,144)

NET ASSETS                                                                                       100.0%              782,362,488

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT APRIL 30, 2002, THE
     TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $10,667,571 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $11,104,150.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30,
     2002, THESE SECURITIES AMOUNTED TO $20,648,498 OR APPROXIMATELY 2.6% OF NET
     ASSETS.

(D)  THE STATED INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME
     THE INTEREST RATE BECOMES SUBJECT TO PERIODIC CHANGE.

(E)  DATE SHOWN REPRESENTS EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY.

(F)  SECURITY LINKED TO A PORTFOLIO OF INVESTMENT GRADE DEBT SECURITIES.

(G)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(H)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                         Cost            Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments                   789,820,158       794,630,632

Cash                                                                    160,989

Collateral for securities loaned--Note 1(b)                          11,104,150

Receivable for investment securities sold                             9,463,961

Dividends and interest receivable                                     2,951,275

Receivable for shares of Capital Stock subscribed                       319,587

                                                                    818,630,594

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   896,061

Liability for securities loaned--Note 1(b)                           11,104,150

Payable for investment securities purchased                          16,834,709

Payable for shares of Capital Stock redeemed                          7,433,186

                                                                     36,268,106

NET ASSETS ($)                                                      782,362,488

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     931,819,950

Accumulated undistributed investment income--net                      1,518,462

Accumulated net realized gain (loss) on investments                (155,786,398)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      4,810,474

NET ASSETS ($)                                                      782,362,488

NET ASSET VALUE PER SHARE


                                       Class A         Class B           Class C           Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      275,926,729     162,816,755       38,005,219        304,821,289              792,496

Shares Outstanding                   22,340,466      13,225,363        3,076,097         24,670,732               64,259

NET ASSET VALUE
   PER SHARE ($)                          12.35           12.31            12.36              12.36                12.33


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                           The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             5,832,771

Cash dividends (net of $4,196 foreign taxes withheld at source)      3,564,492

TOTAL INCOME                                                         9,397,263

EXPENSES:

Management fee--Note 2(a)                                            4,132,191

Distribution and service fees--Note 2(b)                             1,451,672

Loan commitment fees--Note 4                                             7,842

TOTAL EXPENSES                                                       5,591,705

INVESTMENT INCOME--NET                                               3,805,558
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (28,795,372)

Net realized gain (loss) on financial futures                         (173,875)

NET REALIZED GAIN (LOSS)                                           (28,969,247)

Net unrealized appreciation (depreciation) on investments
  [including ($70,875) net unrealized (depreciation) on financial
futures]                                                            25,818,285

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (3,150,962)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   654,596

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002           Year Ended
                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,805,558           14,535,783

Net realized gain (loss) on investments       (28,969,247)        (102,906,755)

Net unrealized appreciation (depreciation)
   on investments                              25,818,285          (91,612,164)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      654,596         (179,983,136)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (2,388,572)          (7,595,738)

Class B shares                                   (742,210)          (2,787,019)

Class C shares                                   (184,376)            (745,429)

Class R shares                                 (2,910,202)          (9,233,879)

Class T shares                                     (6,672)             (20,303)

TOTAL DIVIDENDS                                (6,232,032)         (20,382,368)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 30,502,366          105,399,683

Class B shares                                  5,943,152           27,577,119

Class C shares                                  1,579,103            7,291,642

Class R shares                                 27,141,651           97,507,936

Class T shares                                  2,247,962              255,826

Dividends reinvested:

Class A shares                                  1,317,573            4,162,659

Class B shares                                    577,474            2,108,835

Class C shares                                    103,057              418,046

Class R shares                                  2,907,001            7,982,091

Class T shares                                      6,381               19,495

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2002           Year Ended
                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A shares                                (44,525,499)        (126,533,997)

Class B shares                                (16,977,519)         (37,533,782)

Class C shares                                 (7,012,785)         (13,784,699)

Class R shares                                (23,252,471)        (152,707,943)

Class T shares                                 (2,527,620)            (127,327)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (21,970,174)         (77,964,416)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (27,547,610)        (278,329,920)

NET ASSETS ($):

Beginning of Period                           809,910,098        1,088,240,018

END OF PERIOD                                 782,362,488          809,910,098

Undistributed investment income--net            1,518,462            3,944,936


                                         Six Months Ended
                                          April 30, 2002           Year Ended
                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     2,386,550            7,517,816

Shares issued for dividends reinvested            102,467              283,976

Shares redeemed                                (3,481,178)          (9,397,603)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (992,161)          (1,595,811)

CLASS B(A)

Shares sold                                       463,572            1,973,387

Shares issued for dividends reinvested             44,979              142,550

Shares redeemed                                (1,326,838)          (2,767,474)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (818,287)            (651,537)

CLASS C

Shares sold                                       122,463              515,020

Shares issued for dividends reinvested              7,996               28,144

Shares redeemed                                  (545,335)          (1,006,226)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (414,876)            (463,062)

CLASS R

Shares sold                                     2,106,011            6,805,537

Shares issued for dividends reinvested            226,034              544,957

Shares redeemed                                (1,828,893)         (11,011,692)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     503,152           (3,661,198)

CLASS T

Shares sold                                       175,494              18,237

Shares issued for dividends reinvested                498               1,327

Shares redeemed                                  (198,168)             (8,969)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (22,176)             10,595

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 145,687 CLASS B SHARES REPRESENTING $1,861,399 WERE AUTOMATICALLY CONVERTED TO 145,412 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 140,668 CLASS B SHARES REPRESENTING $1,911,114 WERE AUTOMATICALLY CONVERTED TO 140,370 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended                           Year Ended October 31,
                                            April 30, 2002         ----------------------------------------------------------------
CLASS A SHARES                                 (Unaudited)          2001        2000         1999         1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
  beginning of period                                 12.44         15.23       15.69        14.88        15.17         13.71

Investment Operations:

Investment income--net                                 .07(a)        .22(a)      .44(a)       .36(a)       .33           .34

Net realized and unrealized
   gain (loss) on investments                         (.06)        (2.71)       (.19)        1.68         1.81          2.77

Total from Investment Operations                       .01         (2.49)        .25         2.04         2.14          3.11

Distributions:

Dividends from investment
   income--net                                        (.10)         (.30)       (.38)        (.30)        (.37)         (.28)

Dividends from net realized
   gain on investments                                  --            --        (.33)        (.93)       (2.06)        (1.37)

Total Distributions                                   (.10)         (.30)       (.71)       (1.23)       (2.43)        (1.65)

Net asset value, end of period                       12.35         12.44       15.23        15.69        14.88         15.17

TOTAL RETURN (%)(B)                                    .07(c)     (16.65)       1.66        14.39        16.06         25.24

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .62(c)       1.25        1.25         1.25         1.25          1.25

Ratio of net investment income
   to average net assets                               .51(c)       1.57        2.83         2.31         2.44          2.21

Portfolio Turnover Rate                             126.02(c)     150.98      100.47       104.42        69.71         98.88

Net Assets, end of period
   ($ x 1,000)                                     275,927       290,331     379,670      213,362       40,780        14,687

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                          Six Months Ended                            Year Ended October 31,
                                            April 30, 2002         ----------------------------------------------------------------
CLASS B SHARES                                 (Unaudited)          2001        2000         1999         1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.40         15.18       15.65         14.83       15.12         13.68

Investment Operations:

Investment income--net                                 .02(a)        .11(a)      .32(a)        .24(a)      .24           .23

Net realized and unrealized
   gain (loss) on investments                         (.06)        (2.70)       (.19)         1.69        1.79          2.77

Total from Investment Operations                      (.04)        (2.59)        .13          1.93        2.03          3.00

Distributions:

Dividends from investment
   income--net                                        (.05)         (.19)       (.27)         (.18)       (.26)         (.19)

Dividends from net realized gain
   on investments                                       --            --        (.33)         (.93)      (2.06)        (1.37)

Total Distributions                                   (.05)         (.19)       (.60)        (1.11)      (2.32)        (1.56)

Net asset value, end of period                       12.31         12.40       15.18         15.65       14.83         15.12

TOTAL RETURN (%)(B)                                   (.32)(c)    (17.27)        .84         13.64       15.20         24.27

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .99(c)       2.00        2.00          2.00        2.00          2.00

Ratio of net investment income
   to average net assets                               .14(c)        .83        2.07          1.55        1.70          1.47

Portfolio Turnover Rate                             126.02(c)     150.98      100.47        104.42       69.71         98.88

Net Assets, end of period
   ($ x 1,000)                                     162,817       174,172     223,096       205,491      62,324        28,940

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                           The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                           Six Months Ended                            Year Ended October 31,
                                              April 30, 2002          -------------------------------------------------------------
CLASS C SHARES                                   (Unaudited)          2001        2000         1999         1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.45           15.23       15.70        14.87        15.16         13.70

Investment Operations:

Investment income--net                                 .02(a)          .12(a)      .32(a)       .24(a)       .22           .24

Net realized and unrealized
   gain (loss) on investments                         (.06)          (2.71)       (.19)        1.71         1.81          2.78

Total from Investment Operations                      (.04)          (2.59)        .13         1.95         2.03          3.02

Distributions:

Dividends from investment
   income--net                                        (.05)           (.19)       (.27)        (.19)        (.26)         (.19)

Dividends from net realized
   gain on investments                                  --              --        (.33)       (.93)        (2.06)        (1.37)

Total Distributions                                   (.05)           (.19)       (.60)       (1.12)       (2.32)        (1.56)

Net asset value, end of period                       12.36           12.45       15.23        15.70        14.87         15.16

TOTAL RETURN (%)(B)                                   (.40)(c)      (17.26)        .90        13.59        15.24         24.41

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                   .99(c)        2.00        2.00         2.00         2.00          2.00

Ratio of net investment income
   to average net assets                                .14(c)         .83        2.07         1.57         1.69          1.47

Portfolio Turnover Rate                              126.02(c)      150.98      100.47       104.42        69.71         98.88

Net Assets, end of period
   ($ x 1,000)                                      38,005          43,451     60,237        55,723        8,004         2,017

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                          Six Months Ended                           Year Ended October 31,
                                            April 30, 2002          ---------------------------------------------------------------
CLASS R SHARES                                 (Unaudited)          2001        2000         1999         1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.45         15.24        15.70       14.88        15.18         13.72

Investment Operations:

Investment income--net                                 .08(a)        .25(a)       .47(a)      .40(a)       .38           .36

Net realized and unrealized
   gain (loss) on investments                         (.05)        (2.71)        (.18)       1.69         1.79          2.79

Total from Investment Operations                       .03         (2.46)         .29        2.09         2.17          3.15

Distributions:

Dividends from investment
   income--net                                        (.12)         (.33)        (.42)      (.34)         (.41)         (.32)

Dividends from net realized
   gain on investments                                  --            --         (.33)      (.93)        (2.06)        (1.37)

Total Distributions                                   (.12)         (.33)        (.75)     (1.27)        (2.47)        (1.69)

Net asset value, end of period                       12.36         12.45        15.24      15.70         14.88         15.18

TOTAL RETURN (%)                                       .20(b)     (16.43)        1.86      14.76         16.37         25.56

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .50(b)       1.00         1.00      1.00           1.00          1.00

Ratio of net investment income
   to average net assets                               .63(b)       1.83         3.07      2.54           2.71          2.44

Portfolio Turnover Rate                             126.02(b)     150.98       100.47    104.42          69.71         98.88

Net Assets, end of period
   ($ x 1,000)                                     304,821       300,882      424,083   397,234        207,132       148,605

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Six Months Ended                      Year Ended October 31,
                                                              April 30, 2002            -------------------------------------------
CLASS T SHARES                                                   (Unaudited)              2001              2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   12.43             15.21             15.68         15.43

Investment Operations:

Investment income--net                                                   .05(b)            .18(b)            .36(b)        .08(b)

Net realized and unrealized gain (loss)
   on investments                                                       (.07)            (2.70)             (.15)          .17

Total from Investment Operations                                        (.02)            (2.52)              .21           .25

Distributions:

Dividends from investment income--net                                   (.08)             (.26)             (.35)           --

Dividends from net realized gain on investments                           --                --              (.33)           --

Total Distributions                                                     (.08)             (.26)             (.68)           --

Net asset value, end of period                                         12.33             12.43             15.21         15.68

TOTAL RETURN (%)(C)                                                     (.15)(d)        (16.82)             1.35          1.62(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .74(d)           1.50              1.50           .32(d)

Ratio of net investment income
   to average net assets                                                 .37(d)           1.31              2.52           .40(d)

Portfolio Turnover Rate                                               126.02(d)         150.98            100.47        104.42

Net Assets, end of period ($ x 1,000)                                    792             1,074            1,154             26

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Balanced Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to outperform a hybrid index, 60% of which is the Standard & Poor's 500 Composite Stock Price Index and 40% of which is the Lehman Brothers Aggregate Bond Index, by investing in common stocks and bonds in proportions consistent with their expected returns and risks as determined by the fund's investment adviser. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank") which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the Distributor of the fund's shares. The fund is authorized to issue 50 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C, and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and /or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge
(" CDSC" ). Class B shares automatically convert to Class A shares after six years.Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded, or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices.Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 2002, there were no open financial futures contracts.

(E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(F) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $124,435,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, $19,144,000 of the carryover expires in fiscal 2008 and $105,291,000 expires in fiscal 2009.


NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Distributor retained $310,943 during the period ended April 30, 2002 from commissions earned on sales of the fund shares.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the
" Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2002, Class A, Class B, Class C and Class T shares were charged $367,093, $653,883, $157,570 and $1,321, respectively, pursuant to their respective Plans. During the period ended April 30, 2002 Class B, Class C and Class T shares were charged $217,961, $52,523 and $1,321, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2002, amounted to $1,031,283,705 and $1,071,187,270, respectively.

At April 30, 2002, accumulated net unrealized appreciation on investments was $4,810,474, consisting of $53,311,630 gross unrealized appreciation and $48,501,156 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

                                                             The Fund

NOTES

                     For More Information

                        Dreyfus Premier
                        Balanced Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  342SA0402

================================================================================


 Dreyfus Premier

 Limited Term

 Income Fund

 SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                       Limited Term Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Limited Term Income Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, some segments of the bond market have given back a portion of the gains achieved during the Federal Reserve Board's aggressive campaign of interest-rate reductions. The economic outlook may have become less uncertain, but the short-term movements of the bond market remain impossible to predict.

Indeed, as many professionals can attest, the bond market's direction becomes clearer only when viewed from a perspective measured in full economic cycles. Although you may become excited about the opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Premier Limited Term Income Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, Dreyfus Premier Limited Term Income Fund achieved a total return of -1.01% for its Class A shares, -1.16% for Class B shares, -1.21% for Class C shares and -0.89% for Class R shares.(1) The fund's benchmark, the Lehman Brothers Aggregate Bond Index, achieved a total return of -0.01% for the same period.(2)

We attribute the fund' s disappointing overall performance to a very volatile bond market environment during the reporting period. The fund's relative performance suffered primarily because of accounting-related concerns affecting a few of the fund's corporate securities.

What is the fund's investment approach?

The fund's goal is to provide shareholders with as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Liquidity is measured by how quickly assets can be converted to cash. To pursue its goal, the fund invests primarily in various types of U.S. and foreign investment-grade bonds, including government bonds, mortgage-backed securities and corporate debt.

When choosing securities for the fund, we conduct extensive research into the credit history and current financial strength of investment-grade bond issuers. We also examine such factors as the long-term outlook for the industry in which the issuer operates, the economy, the bond market and the maturity of the securities, which, on average, will not exceed 10 years. Maturity refers to the length of time between the date on which a bond is issued and the date the principal amount must be paid. Generally speaking, bonds with longer maturities tend to offer higher yields but also fluctuate more in price than their short-term counterparts.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was in the midst of a recession. However, by early 2002 many economic indicators began to turn positive, including manufacturing, production, housing and auto sales. Consumer spending continued to drive the economy, as it has for some time now.

While the recession appeared to be ending, the bond markets were especially volatile, due in part to widespread accounting concerns in the wake of the Enron bankruptcy. These concerns resulted in credit-rating downgrades and lower prices for many corporate bonds. Although only a small number of companies employed questionable accounting practices, the financial statements of almost all large corporations came under scrutiny by credit-rating agencies. In fact, the independent credit-rating agencies were especially vigilant after being criticized for failing to detect these problems earlier. Investors punished many of the securities issued by corporations with even the slightest hint of accounting concerns.

As a result of these credit-related worries, the corporate bond market took on more equity-like characteristics, with security selection becoming much more important than it had been just six months earlier. While corporate bonds as a group provided generally positive returns, virtually all of the fund's disappointing relative performance can be attributed to a handful of corporate securities whose issuers were affected by intensified accounting scrutiny.

In addition, early in the reporting period the fund's performance was influenced by declining interest rates, which led to lower yields for most fixed-income securities outside of the corporate sector, including U.S. Treasury, government agency and mortgage-backed securities. Among these interest-rate-sensitive bonds, mortgage-backed securities posted highly competitive returns toward the end of the reporting period, primarily because prices firmed after last year's surge in mortgage refinancing abated.


What is the fund's current strategy?

As of the end of the reporting period, we have continued to emphasize mortgage-backed securities, and we have de-emphasized lower yielding securities such as U.S. Treasuries and government agency securities. We have continued to allocate a relatively large portion of the fund's assets to corporate securities and, in an attempt to increase diversification, we have increased the number of corporate issuers in the fund. By doing so, we believe we can mitigate short-term volatility by reducing the impact that unexpected problems with any one issuer will have on the overall portfolio.

Finally,  we are  encouraged  that the  Federal  Reserve  Board  appears to have signaled an end to its interest-rate reduction campaign because we believe higher interest rates in the future will help improve yields on interest-rate-sensitive bonds such as government agency securities and U.S. Treasury securities. In the meantime, despite their very attractive yields, we do not plan to increase the fund's allocation to corporate securities until prevailing accounting concerns are resolved.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                                        The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)


                                                                                               Principal
BONDS AND NOTES--93.8%                                                                         Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--.7%

Boeing Capital,

   Sr. Notes, 6.1%, 2011                                                                        375,000                  373,435

ASSET-BACKED CTFS.--2.6%

American Express Credit Account Master Trust,

   Ser. 1997-1, Cl. A, 6.4%, 2005                                                             1,000,000                1,016,710

Detroit Edison Securitization Funding,

   Ser. 2000-1, Cl. A2, 5.51%, 2007                                                             100,000                  103,528

Peco Energy Transition Trust,

   Ser. 1999-A, Cl. A2, 5.63%, 2005                                                             272,133                  277,631

WFS Financial Owner Trust,

   Ser. 1999-B, Cl. A3, 6.32%, 2003                                                              15,304                   15,451

                                                                                                                       1,413,320

AUTOMOTIVE--1.9%

Delphi Auto Systems,

   Notes, 6.55%, 2006                                                                           250,000                  255,873

Ford Motor,

   Global Landmark Securities, 7.25%, 2011                                                      150,000                  149,692

   Global Landmark Securities, 7.45%, 2031                                                      150,000                  141,718

GMAC,

   Deb., 6.125%, 2008                                                                           500,000                  492,600

                                                                                                                       1,039,883

BANKING--6.1%

Bank of Boston,

   Sub. Notes, 6.625%, 2004                                                                     750,000                  782,781

Barnett Capital I,

   Gtd. Capital Securities, 8.06%, 2026                                                         435,000                  435,556

HSBC Holding,

   Sub. Notes, 7.5%, 2009                                                                       250,000                  273,473

Household Finance,

   Sr. Sub. Notes, 5.875%, 2009                                                                 500,000                  483,303

Morgan (J.P.) Chase,

   Sub. Notes, 6.75%, 2011                                                                      100,000                  101,454

Santander Financial Issuances,

   Sub. Notes, 6.375%, 2011                                                                     250,000                  246,660

Swiss Bank,

   Sub. Deb., 7%, 2015                                                                          200,000                  210,284

Washington Mutual Capital I,

   Gtd. Capital Securities, 8.375%, 2027                                                        250,000                  256,839


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

Wells Fargo,

   Sr. Notes, 5.125%, 2007                                                                      500,000                  498,691

                                                                                                                       3,289,041

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.5%

Bear Stearns Commercial Mortgage Securities,

   Ser. 1999-WF2, Cl. A1, 6.8%, 2008                                                            240,004                  252,715

DLJ Commercial Mortgage,

   Ser. 1999-CG3, Cl. A1A, 7.12%, 2009                                                          239,346                  254,018

Morgan (J.P.) Commercial Mortgage Finance,

   Ser. 2000-C10, Cl. A2, 7.37%, 2010                                                           290,000                  315,626

                                                                                                                         822,359

CONSUMER--.4%

Procter & Gamble,

   Notes, 4%, 2005                                                                              200,000                  200,496

DRUGS AND PHARMACEUTICALS--2.1%

Abbott Laboratories,

   Notes, 5.625%, 2006                                                                          300,000                  308,127

Lilly (Eli):

   Notes, 6%, 2012                                                                              200,000                  202,669

   Notes, 7.125%, 2025                                                                          200,000                  216,205

Zeneca Wilmington,

   Deb., 7%, 2023                                                                               400,000                  420,872

                                                                                                                       1,147,873

FINANCIAL SERVICES--4.1%

Citigroup,

   Sub. Notes, 7.25%, 2010                                                                      500,000                  536,932

Countrywide Home Loan,

   Medium-Term Notes, Ser. K, 5.5%, 2007                                                        500,000                  499,842

Credit Suisse First Boston USA,

   Notes, 6.5%, 2012                                                                            200,000                  198,324

General Electric Capital,

   Medium-Term Notes, Ser. A, 6.75%, 2032                                                       235,000                  232,782

MBNA America Bank,

   Notes, 6.5%, 2006                                                                            150,000                  153,095

Merrill Lynch,

   Notes, 6%, 2009                                                                              250,000                  247,535

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Morgan Stanley Dean Witter,

   Sr. Notes, 7.125%, 2003                                                                      300,000                  309,616

                                                                                                                       2,178,126

FOOD AND BEVERAGES--.5%

Kellogg's:

   Notes, 5.5%, 2003                                                                            200,000                  203,850

   Notes, 6.6%, 2011                                                                             50,000                   51,477

                                                                                                                         255,327

FOREIGN--1.9%

Hydro-Quebec,

   Deb., 8.4%, 2022                                                                             201,000                  241,361

Province of Saskatchewan, C.D.A.,

   Notes, 6.625%, 2003                                                                          500,000                  516,690

Republic of Italy,

   Notes, 4.375%, 2006                                                                          250,000                  244,493

                                                                                                                       1,002,544

INDUSTRIAL--.4%

USX,

   Deb., 9.125%, 2013                                                                           200,000                  241,073

INSURANCE--1.2%

GE Global Insurance Holding,

   Notes, 6.45%, 2019                                                                           150,000                  143,284

MetLife,

   Sr. Notes, 6.125%, 2011                                                                      500,000                  499,807

                                                                                                                         643,091

MEDICAL--.6%

Baxter International,

   Deb., 6.625%, 2028                                                                           200,000                  196,243

Johnson & Johnson,

   Deb., 6.95%, 2029                                                                            100,000                  107,567

                                                                                                                         303,810

OIL AND GAS--1.7%

Anadarko Finance,

   Notes, 6.75%, 2011                                                                           200,000                  205,444

Apache,

   Notes, 6.25%, 2012                                                                           100,000                  100,619

Occidental Petroleum,

   Sr. Notes, 5.875%, 2007                                                                      350,000                  354,168

Phillips Petroleum,

   Deb., 6.65%, 2018                                                                            150,000                  148,681


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OIL AND GAS (CONTINUED)

Valero Energy,

   Notes, 6.875%, 2012                                                                          100,000                  101,760

                                                                                                                         910,672

TECHNOLOGY--.2%

IBM,

   Deb., 7%, 2025                                                                               100,000                  102,900

TRANSPORTATION--1.3%

Burlington Northern Santa Fe,

   Deb., 7.5%, 2023                                                                             250,000                  241,287

Union Pacific,

   Notes, 6.125%, 2012                                                                          150,000                  147,092

United Parcel Service,

   Deb., 8.375%, 2020                                                                           250,000                  300,108

                                                                                                                         688,487

UTILITIES/GAS AND ELECTRIC--3.9%

Dominion Resources,

   Notes, 3.875%, 2004                                                                          300,000                  297,442

Exelon,

   Sr. Notes, 6.75%, 2011                                                                       350,000                  354,391

National Rural Utilities,

   Collateral Trust, 5.5%, 2005                                                                 500,000                  504,328

Niagara Mohawk Power,

   First Mortgage Bonds, 7.75%, 2006                                                            300,000                  323,039

TXU Eastern Funding,

   Sr. Notes, 6.45%, 2005                                                                       140,000                  143,457

Wisconsin Energy,

   Sr. Notes, 5.5%, 2008                                                                        500,000                  488,403

                                                                                                                       2,111,060

UTILITIES/TELEPHONE--2.3%

Bell Atlantic Pennsylvania,

   Deb., 6%, 2028                                                                               500,000                  403,153

British Telecommunications,

   Notes, 8.125%, 2010                                                                           80,000                  87,761

Deutsche Telekom International Finance,

   Bonds, 8%, 2010                                                                              150,000                  158,240

France Telecom,

   Notes, 7.75%, 2011                                                                            70,000                   71,244

SBC Communications,

   Notes, 5.875%, 2012                                                                          200,000                  191,571

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES/TELEPHONE (CONTINUED)

Sprint Capital,

   Notes, 8.375%, 2012                                                                          120,000  (a)             118,339

Vodafone Group,

   Notes, 7.625%, 2005                                                                          200,000                  214,261

                                                                                                                       1,244,569

U.S. GOVERNMENTS--8.5%

U.S. Treasury Bonds:

   7.25%, 8/15/2022                                                                           1,000,000                 1,180,460

   8.125%, 8/15/2019                                                                            750,000                  949,275

   11.25%, 2/15/2015                                                                            250,000                  382,830

   12%, 8/15/2013                                                                               200,000                  276,078

U.S. Treasury Notes:

   3.5%, 11/15/2006                                                                           1,000,000                  963,280

   4.875%, 2/15/2012                                                                            500,000                  491,795

   5.125%, 12/31/2002                                                                           320,000                  326,710

                                                                                                                       4,570,428

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--51.9%

Federal Home Loan Banks,

   Notes, 5.8%, 2008                                                                          1,000,000                 1,026,740

Federal Home Loan Mortgage Corp.:

   Notes, 5.875%, 2011                                                                          750,000                  747,551

   Notes, 6%, 2011                                                                              200,000                  204,486

   5.5%, 6/1/2016                                                                               191,809                  190,788

   6%, 6/1/2012-2/1/2032                                                                      1,952,818                1,947,290

   6.5%                                                                                       1,000,000  (b)           1,012,810

   6.5%, 11/1/2004-10/1/2031                                                                  2,660,581                2,716,843

   7%, 3/1/2012-4/1/2031                                                                        855,620                  887,536

   7.5%, 12/1/2025-1/1/2031                                                                     386,836                  405,725

   8%, 10/1/2019-10/1/2030                                                                      200,182                  212,748

   8.5%, 7/1/2030                                                                                22,996                   24,541

   9%, 8/1/2030                                                                                  24,691                   26,434

Federal National Mortgage Association:

   Notes, 5.75%, 2008                                                                           400,000                  412,560

   Notes, 6%, 2011                                                                            1,300,000                 1,329,250

   Notes, 6.25%, 2011                                                                           500,000                  511,538

   Notes, 6.625%, 2010                                                                          200,000                  213,663

   5.5%, 12/1/2013-2/1/2017                                                                     764,386                  761,903

   6%, 9/1/2013-1/1/2032                                                                      2,253,587                2,260,207

   6.5%, 5/1/2016-2/1/2032                                                                    3,447,740                3,498,789

   7%                                                                                         3,100,000  (b)           3,197,836

   7%, 7/1/2015-10/1/2031                                                                     1,832,425                1,894,128

   7.5%, 3/1/2012-3/1/2031                                                                      747,266                  785,437

   8%, 5/1/2013-3/1/2031                                                                        268,136                  284,172


                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I:

   6%, 1/15/2029                                                                                221,325                  220,079

   6.5%, 9/15/2008-6/15/2029                                                                    782,136                  796,678

   7%, 8/15/2025-9/15/2031                                                                      966,634                1,001,275

   7.5%, 12/15/2026-1/15/2031                                                                   633,348                  665,915

   8%, 1/15/2030-10/15/2030                                                                     321,868                  341,076

   8.5%, 4/15/2025-9/15/2030                                                                    117,450                  126,843

   9%, 10/15/2027                                                                                69,468                   75,524

   9.5%, 2/15/2025                                                                               63,352                   70,439

                                                                                                                      27,850,804

TOTAL BONDS AND NOTES

   (cost $49,398,524)                                                                                                 50,389,298

SHORT-TERM INVESTMENTS--14.2%
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

Goldman Sachs & Co., Tri-Party

  Repurchase Agreement, 1.85%, dated 4/30/2002,

  due 5/1/2002 in the amount of $7,648,393
  (fully collateralized by $6,642,000 U.S. Treasury

  Inflation Protection Securities, 3.375%,
  1/15/2007 value $7,805,800)

   (cost $7,648,000)                                                                          7,648,000                7,648,000

TOTAL INVESTMENTS (cost $57,046,524)                                                             108.0%               58,037,298

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (8.0%)              (4,316,010)

NET ASSETS                                                                                       100.0%               53,721,288

(A)  SECURITY EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY  TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT APRIL  30,  2002,  THIS
     SECURITY AMOUNTED TO $118,339 OR .2% OF NET ASSETS.

(B)  PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)              57,046,524    58,037,298

Interest receivable                                                      546,753

Receivable for shares of Capital Stock subscribed                        104,385

Receivable for investment securities sold                                 18,375

                                                                      58,706,811


LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    40,782

Cash overdraft due to Custodian                                         489,631

Payable for investment securities purchased                           4,439,269

Payable for shares of Capital Stock redeemed                             15,841

                                                                      4,985,523

NET ASSETS ($)                                                       53,721,288

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      54,690,457

Accumulated undistributed investment income--net                         23,818

Accumulated net realized gain (loss) on investments                 (1,983,761)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                        990,774

NET ASSETS ($)                                                       53,721,288

NET ASSET VALUE PER SHARE

                                                            Class A             Class B               Class C               Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           10,881,718           16,005,741             4,409,963           22,423,866

Shares outstanding                                          983,101            1,441,235               402,749            2,025,962

NET ASSET VALUE PER SHARE ($)                                 11.07                11.11                 10.95                11.07

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,534,398

EXPENSES:

Management fee--Note 2(a)                                              159,045

Distribution and service fees--Note 2(b)                                86,240

Loan commitment fees--Note 4                                               458

TOTAL EXPENSES                                                         245,743

INVESTMENT INCOME--NET                                               1,288,655

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              (323,497)

Net unrealized appreciation (depreciation) on investments          (1,538,631)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (1,862,128)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (573,473)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002           Year Ended
                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,288,655            2,764,406

Net realized gain (loss) on investments         (323,497)              735,445

Net unrealized appreciation (depreciation)
   on investments                             (1,538,631)            3,166,809

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (573,473)            6,666,660

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (268,141)            (445,825)

Class B shares                                  (335,326)            (572,802)

Class C shares                                   (92,749)            (120,526)

Class R shares                                  (590,240)          (1,625,253)

TOTAL DIVIDENDS                               (1,286,456)          (2,764,406)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 12,813,583           7,022,049

Class B shares                                  6,412,266          11,839,913

Class C shares                                  5,134,099           4,387,855

Class R shares                                  1,141,307           2,734,141

Dividends reinvested:

Class A shares                                    185,132             340,855

Class B shares                                    164,136             268,537

Class C shares                                     59,114              88,739

Class R shares                                    289,960             767,277

Cost of shares redeemed:

Class A shares                               (13,159,077)          (3,226,390)

Class B shares                                (6,168,029)          (6,666,580)

Class C shares                                (4,366,475)          (3,108,707)

Class R shares                                (2,518,741)         (21,873,573)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                    (12,725)          (7,425,884)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (1,872,654)          (3,523,630)

NET ASSETS ($):

Beginning of Period                            55,593,942           59,117,572

END OF PERIOD                                  53,721,288           55,593,942

Undistributed investment income--net               23,818               --


                                         Six Months Ended
                                           April 30, 2002           Year Ended
                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,156,217             632,282

Shares issued for dividends reinvested             16,679              30,766

Shares redeemed                               (1,186,089)            (292,300)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (13,193)              370,748

CLASS B(A)

Shares sold                                       574,628           1,062,623

Shares issued for dividends reinvested             14,749              24,138

Shares redeemed                                 (552,733)            (601,097)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      36,644              485,664

CLASS C

Shares sold                                       468,677             399,855

Shares issued for dividends reinvested              5,387               8,092

Shares redeemed                                 (398,951)            (285,034)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      75,113              122,913

CLASS R

Shares sold                                       103,580              246,374

Shares issued for dividends reinvested             26,137               69,480

Shares redeemed                                  (226,676)          (1,998,090)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (96,959)          (1,682,236)

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 2,672 CLASS B SHARES REPRESENTING $29,852 WERE AUTOMATICALLY CONVERTED TO 2,680 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 14,670 CLASS B SHARES REPRESENTING $163,016 WERE AUTOMATICALLY CONVERTED TO 14,720 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                            Six Months Ended                         Year Ended October 31,
                                            April 30, 2002        ----------------------------------------------------------------
CLASS A SHARES                              (Unaudited)(a)          2001          2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.46         10.64         10.60         11.31          10.96         10.78

Investment Operations:

Investment income--net                                 .27(b)        .60           .62           .57            .58           .62

Net realized and unrealized
   gain (loss) on investments                         (.39)          .82           .04          (.71)           .35           .19

Total from Investment Operations                      (.12)         1.42           .66          (.14)           .93           .81

Distributions:

Dividends from investment
   income--net                                        (.27)         (.60)         (.62)         (.57)          (.58)         (.63)

Net asset value, end of period                       11.07         11.46         10.64         10.60          11.31         10.96

TOTAL RETURN (%)(C)                                  (1.01)(d)     13.74          6.43         (1.26)          8.73          7.80

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .85(e)        .85           .85           .85            .85           .85

Ratio of net investment income
   to average net assets                              4.94(e)       5.41          5.87          5.22           5.20          5.80

Portfolio Turnover Rate                              49.64(d)      65.05         72.30        161.28         149.08        129.94

Net Assets, end of period
   ($ x 1,000)                                      10,882        11,415         6,657         5,044          5,349         1,169

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THESE  CHANGES  FOR THE PERIOD  ENDED  APRIL 30,  2002 WAS TO
     INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET REALIZED AND
     UNREALIZED  GAIN  (LOSS)  ON  INVESTMENTS  PER  SHARE BY LESS THAN $.01 AND
     INCREASE  THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE  NET ASSETS  FROM
     4.93% TO 4.94%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS
     PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                             Six Months Ended                           Year Ended October 31,
                                             April 30, 2002         ---------------------------------------------------------------
CLASS B SHARES                              (Unaudited)(a)          2001          2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.49         10.68         10.64         11.35          11.00         10.78

Investment Operations:

Investment income--net                                 .24(b)        .55           .57           .52            .52           .56

Net realized and unrealized
   gain (loss) on investments                         (.38)          .81           .04          (.71)           .35           .23

Total from Investment Operations                      (.14)         1.36           .61          (.19)           .87           .79

Distributions:

Dividends from investment
   income--net                                        (.24)         (.55)         (.57)         (.52)          (.52)         (.57)

Net asset value, end of period                       11.11         11.49         10.68         10.64          11.35         11.00

TOTAL RETURN (%)(C)                                  (1.16)(d)     13.05          5.90         (1.73)          8.14          7.56

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.35(e)       1.35          1.35          1.35           1.35          1.35

Ratio of net investment income
   to average net assets                              4.43(e)       4.94          5.37          4.72           4.49          5.06

Portfolio Turnover Rate                              49.64(d)      65.05         72.30        161.28         149.08        129.94
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      16,006        16,144         9,813        10,056          5,391           542

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THESE  CHANGES  FOR THE PERIOD  ENDED  APRIL 30,  2002 WAS TO
     INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET REALIZED AND
     UNREALIZED  GAIN  (LOSS)  ON  INVESTMENTS  PER  SHARE BY LESS THAN $.01 AND
     INCREASE  THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE  NET ASSETS  FROM
     4.42% TO 4.43%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS
     PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                             Six Months Ended                               Year Ended October 31,
                                             April 30, 2002        ----------------------------------------------------------------
CLASS C SHARES                              (Unaudited)(a)          2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.33         10.53         10.50         11.20          10.84         10.73

Investment Operations:

Investment income (loss)--net                          .24(b)        .54           .56           .51            .52         (1.98)

Net realized and unrealized
   gain (loss) on investments                         (.38)          .80           .03          (.70)           .35          2.65

Total from Investment Operations                      (.14)         1.34           .59          (.19)           .87           .67

Distributions:

Dividends from investment
   income--net                                        (.24)         (.54)         (.56)         (.51)          (.51)         (.56)

Net asset value, end of period                       10.95         11.33         10.53         10.50          11.20         10.84

TOTAL RETURN (%)(C)                                  (1.21)(d)     13.05          5.80         (1.74)          8.25          6.49

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.35(e)       1.35          1.35          1.35           1.35          1.35

Ratio of net investment income
   to average net assets                              4.42(e)       4.86          5.34          4.72           4.61          4.98

Portfolio Turnover Rate                              49.64(d)      65.05         72.30        161.28         149.08        129.94

Net Assets, end of period
   ($ x 1,000)                                       4,410         3,713         2,156         1,812          1,076           349

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THESE  CHANGES  FOR THE PERIOD  ENDED  APRIL 30,  2002 WAS TO
     INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET REALIZED AND
     UNREALIZED  GAIN  (LOSS)  ON  INVESTMENTS  PER  SHARE BY LESS THAN $.01 AND
     INCREASE  THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE  NET ASSETS  FROM
     4.41% TO 4.42%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS
     PRIOR TO NOVEMBER 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                            Six Months Ended                            Year Ended October 31,
                                            April 30, 2002         ----------------------------------------------------------------
CLASS R SHARES                              (Unaudited)(a)          2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.46         10.64         10.61         11.31          10.96         10.78

Investment Operations:

Investment income--net                                 .29(b)        .63           .64           .60            .61           .65

Net realized and unrealized
   gain (loss) on investments                         (.39)          .82           .03          (.70)           .35           .19

Total from Investment Operations                      (.10)         1.45           .67          (.10)           .96           .84

Distributions:

Dividends from investment
   income--net                                        (.29)         (.63)         (.64)         (.60)          (.61)         (.66)

Net asset value, end of period                       11.07         11.46         10.64         10.61          11.31         10.96

TOTAL RETURN (%)                                      (.89)(c)     14.02          6.59          (.91)          9.02          8.09

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .60(d)         .60           .60           .60            .60           .60

Ratio of net investment income
   to average net assets                             5.19(d)        5.77          6.12          5.47           5.51          6.06

Portfolio Turnover Rate                             49.64(c)       65.05         72.30        161.28         149.08        129.94

Net Assets, end of period
   ($ x 1,000)                                      22,424        24,322        40,492        37,207         41,988        47,532

(A)  AS  REQUIRED,  EFFECTIVE  NOVEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THESE  CHANGES  FOR THE PERIOD  ENDED  APRIL 30,  2002 WAS TO
     INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET REALIZED AND
     UNREALIZED  GAIN  (LOSS)  ON  INVESTMENTS  PER  SHARE BY LESS THAN $.01 AND
     INCREASE THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS BY LESS
     THAN .01% PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO
     NOVEMBER  1,  2001  HAVE  NOT BEEN  RESTATED  TO  REFLECT  THIS  CHANGE  IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Although the fund may invest in obligations with different remaining maturities, the fund's dollar-weighted average maturity will be no more than 10 years. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 250 million of $.001 par value Capital Stock. The fund currently offers four classes of shares: Class A (50 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years.Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is recognized on the accrual basis.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,617,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, $971,000 of the carryover expires in fiscal 2007 and $646,000 expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Distributor retained $22,936 during the period ended April 30, 2002 from commissions earned on sales of the fund's shares.

(b) Distribution and service plan: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares, and Class B and Class C shares may pay the Distributor for distributing their shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended April 30, 2002, Class A, Class B and Class C shares were charged $13,602, $37,906 and $10,519, respectively, pursuant to their respective Plans. Class B and Class C shares were charged $18,953 and $5,260, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $25,260,906 and $24,693,276, respectively.

At April 30, 2002, accumulated net unrealized appreciation on investments was $990,774, consisting of $1,125,384 gross unrealized appreciation and $134,610 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

NOTE 5--Change in Accounting principle

As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to November 1, 2001, the fund amortized discount on a straight line basis and included paydown gains and losses in net realized gains (losses) on investments. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

$21,619 increase in accumulated undistributed investment income-net and a corresponding $21,619 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on October 31, 2001.

The effect of these changes for the year ended April 30, 2002 was to increase net investment income by $2,199, increase net unrealized appreciation (depreciation) by $3,018 and decrease net realized gains (losses) by $5,217. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.


NOTES

                   For More Information

                        Dreyfus Premier Limited Term
                        Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent
                        & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  345SA0402




================================================================================


      Dreyfus Premier

      Small Company

      Stock Fund

      SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            17   Financial Highlights

                            22   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                       Small Company Stock Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Small Company Stock Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Anthony Galise.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. stocks. The economic outlook may have become less uncertain, but the short-term movements of the stock market remain impossible to predict.

Indeed, the market' s direction becomes clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Anthony Galise, Portfolio Manager

How did Dreyfus Premier Small Company Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, the fund's Class A, B, C, R and T shares provided total returns of 13.53%, 13.16%, 13.14%, 13.70% and 13.48%, respectively.(1) In comparison, the Russell 2500 Index, the fund's benchmark, produced a total return of 18.11% for the same period.(2)

Stocks in the small-cap range performed well during the reporting period, generally outpacing the large-cap sector. Historically, small-cap stocks have tended to perform better than large-cap stocks when the economy is emerging from a recession, as it appears may be the case now. That's because investors become more optimistic and are willing to venture into companies that are not necessarily household names. However, the fund's returns lagged that of its benchmark, primarily because of some poor stock picks in the technology area.

What is the fund's investment approach?

The fund invests primarily in a broadly diversified portfolio of small- and midcap companies that can include growth and value stocks. The stocks are chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The computer model identifies and ranks stocks within an industry or sector based on three broad concepts. The first is relative value, or how a stock is priced relative to its perceived intrinsic worth. The second is relative growth, or how a company's profit growth compares to other companies in its industry. The third is relative financial strength, which examines attributes such as the debt level of a company.

Using the insights our analysts gain from their fundamental analysis, we select what we believe are the most attractive of the top-ranked securities in the model. Finally, we use portfolio construction tech-

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

niques to neutralize sector and industry risks. For example, if the Russell 2500 Index has a 10% weighting in a particular sector, about 10% of the fund's assets will also normally be invested in that sector.

What other factors influenced the fund's performance?

The fund generally benefited from an improving economy and factors related to the September 11 terrorist attacks. For example, the fund's insurance stocks performed well, partly because of their ability to raise rates and limit coverage in the attacks' aftermath. The fund' s strong insurance-related performers included Radian Group (mortgage insurance), RenaissanceRe Holdings (property & casualty) and Old Republic International (mortgage and life insurance). All three companies featured above-average earnings growth and stock prices we felt were inexpensive when the fund purchased those holdings.

Oil services stocks also contributed strongly to the fund's performance. Smith International and Helmerich & Payne benefited from rising energy prices brought about by increased tensions in the Middle East and what may be the end of the economic recession. Smith International provides technologically advanced drilling systems as well as pipes, valves, tools and other products. Helmerich & Payne is primarily involved in the exploration, production and sale of oil and natural gas.

Similarly, the industrial parts area was helpful to the fund's results led by such economically sensitive stocks as Shaw Group (engineering and construction services) and ITT Industries (defense and electronic components). Other areas of strength for the portfolio included financial services and housing, two areas that benefited from declining interest rates.

On the other hand, the fund' s performance was hurt by its investments in technology, particularly computer software, where companies reported disappointing revenues and profits. In addition, investors punished anything with an association to the Enron debacle, whether it was a company in the same industry or one with accounting practices that were aggressive or difficult to understand.


What is the fund's current strategy?

We continue to manage risks through broad diversification and by investing in industry groups in proportions that are close to their representation in the fund's benchmark. Although the fund can invest in both growth and value stocks, investors clearly have preferred value in the recent market environment. This stands in sharp contrast to the late 1990s, when investors strongly preferred growth stocks. It is often hard to explain shifts in investor psychology, but they cannot be ignored. As a result, we have continued to focus on value stocks that are attractively priced and have accelerating earnings. Of course, we are prepared to change our strategy and the fund's focus as market conditions evolve.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Part of the fund's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the fund's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL- TO MIDCAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                             The Fund

STATEMENT OF INVESTMENTS
April 30, 2002 (Unaudited)



COMMON STOCKS--93.5%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
BEVERAGES & TOBACCO--1.6%

Constellation Brands, Cl. A                                                                      39,920  (a)           2,411,168

R.J. Reynolds Tobacco Holdings                                                                   37,930  (b)           2,624,756

                                                                                                                       5,035,924

CONSUMER CYCLICAL--11.1%

BJ's Wholesale Club                                                                              47,990  (a)           2,141,794

BorgWarner                                                                                       27,280                1,704,454

Brinker International                                                                            40,050  (a)           1,379,322

CDW Computer Centers                                                                             28,490  (a)           1,561,252

Chico's FAS                                                                                      86,125  (a)           3,107,390

Circuit City Stores- Circuit City Group                                                          56,230                1,212,319

Dana                                                                                             87,680                1,776,397

Darden Restaurants                                                                               43,820                1,748,418

Ethan Allen Interiors                                                                            53,880                2,220,395

Family Dollar Stores                                                                             46,900                1,622,740

International Game Technology                                                                    44,020  (a)           2,771,059

Jones Apparel Group                                                                              30,100  (a)           1,172,395

Liz Claiborne                                                                                    66,520                2,081,411

Michaels Stores                                                                                  68,030  (a)           2,751,813

Mohawk Industries                                                                                19,720  (a)           1,268,588

Office Depot                                                                                    128,580  (a)           2,461,021

Pep Boys-Manny, Moe & Jack                                                                      117,320                2,246,678

Starwood Hotels & Resorts Worldwide                                                              43,790                1,655,262

                                                                                                                      34,882,708

CONSUMER STAPLES--3.1%

Dean Foods                                                                                       66,814  (a)           2,473,454

McCormick & Co.                                                                                  70,680                1,812,235

SUPERVALU                                                                                        82,765                2,482,950

Tyson Foods, Cl. A                                                                              206,860                2,900,177

                                                                                                                       9,668,816

ENERGY--8.8%

BJ Services                                                                                      64,950  (a)           2,386,263

Equitable Resources                                                                              49,810                1,790,670

Helmerich & Payne                                                                                53,120                2,189,075

Murphy Oil                                                                                       24,140                2,277,609

Newfield Exploration                                                                             46,020  (a)           1,741,857

NiSource                                                                                         73,660  (b)           1,627,886


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Noble Affiliates                                                                                 34,980                1,365,969

Noble Drilling                                                                                   60,070  (a)           2,604,034

Ocean Energy                                                                                     98,350                2,104,690

Precision Drilling                                                                               40,090  (a)           1,343,416

Smith International                                                                              36,750  (a)           2,574,338

Tidewater                                                                                        47,940                2,085,390

Valero Energy                                                                                    47,136                2,034,390

XTO Energy                                                                                       74,890                1,527,756

                                                                                                                      27,653,343

HEALTH CARE--10.5%

AmerisourceBergen                                                                                31,010                2,403,275

Andrx Group                                                                                      22,170  (a)           1,002,527

Beckman Coulter                                                                                  46,410                2,217,006

Caremark Rx                                                                                     128,290  (a)           2,758,235

DENTSPLY International                                                                           45,100                1,789,117

Edwards Lifesciences                                                                             78,960  (a)           1,983,475

Enzon                                                                                            24,530  (a)             913,497

First Health Group                                                                               90,790  (a)           2,632,910

IDEC Pharmaceuticals                                                                             53,190                2,922,791

Laboratory Corporation of America Holdings                                                       33,770  (a)           3,349,984

Lincare Holdings                                                                                 68,750  (a)           2,164,250

Millennium Pharmaceuticals                                                                      100,610  (a)           2,008,176

Shire Pharmaceuticals Group, ADR                                                                 78,620  (a)           1,745,364

St. Jude Medical                                                                                 24,370  (a)           2,027,828

Triad Hospitals                                                                                  69,960  (a)           2,938,320

                                                                                                                      32,856,755

INTEREST SENSITIVE--18.5%

A.G. Edwards                                                                                     35,080                1,435,474

Allied Capital                                                                                   69,500                1,813,950

Ambac Financial Group                                                                            40,370                2,537,658

AmeriCredit                                                                                      26,600  (a)           1,032,612

Archstone-Smith Trust                                                                            52,570                1,417,287

Arthur J. Gallagher & Co.                                                                        70,320                2,538,552

Associated Banc-Corp                                                                             45,129                1,690,532

Banknorth Group                                                                                  99,040                2,613,666

Charter One Financial                                                                            48,621                1,720,211

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

City National                                                                                    55,810                3,083,502

First Tennessee National                                                                         80,570                3,114,836

Golden State Bancorp                                                                             55,780                1,840,182

GreenPoint Financial                                                                             57,940                2,865,133

Investment Technology Group                                                                      36,700  (a)           1,688,200

Legg Mason                                                                                       31,280                1,571,507

M&T Bank                                                                                         35,930                3,067,703

Mack-Cali Realty                                                                                 37,370                1,225,736

Metris Cos.                                                                                      74,480  (b)             971,219

North Fork Bancorporation                                                                        90,720                3,503,606

Old Republic International                                                                       83,390                2,771,050

Principal Financial Group                                                                        81,670                2,270,426

Radian Group                                                                                     61,768                3,205,759

RenaissanceRe Holdings                                                                           17,910                2,099,052

TCF Financial                                                                                    65,040                3,385,332

Waddell & Reed Financial, Cl. A                                                                  52,535                1,352,776

Washington Federal                                                                               49,870                1,302,604

Wilmington Trust                                                                                 28,590                1,805,173

                                                                                                                      57,923,738

INTERNET--.7%

E*TRADE Group                                                                                   193,990  (a)           1,462,685

SonicWALL                                                                                       117,190  (a)             869,550

                                                                                                                       2,332,235

PRODUCER GOODS & SERVICES--11.4%

American Standard                                                                                40,060  (a)           2,992,482

Bowater                                                                                          18,280                  871,590

CNF                                                                                              50,140                1,584,925

Clayton Homes                                                                                   110,770                1,894,167

Cooper Industries                                                                                40,200                1,760,760

D. R. Horton                                                                                     63,615                1,641,267

Engelhard                                                                                        38,250                1,163,565

Freeport-McMoRan Copper & Gold, Cl. B                                                            55,200  (a)             980,352

GATX                                                                                             32,620                1,044,492

IMC Global                                                                                       62,900                  792,540

ITT Industries                                                                                   28,170                1,967,956


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Jacobs Engineering Group                                                                         51,640  (a)           2,037,714

Lyondell Chemical                                                                               116,530                1,722,313

Packaging Corp of America                                                                        63,180  (a)           1,247,805

Pall                                                                                             43,700                  908,960

Pentair                                                                                          38,650                1,876,844

Plum Creek Timber                                                                                58,820                1,791,069

Shaw Group                                                                                       53,620  (a)           1,637,019

Sigma-Aldrich                                                                                    34,910                1,654,036

Swift Transportation                                                                             47,800  (a)             929,710

Teekay Shipping                                                                                  43,390                1,600,223

Terex                                                                                            63,670  (a)           1,594,933

Timken                                                                                           40,400                1,076,660

Valspar                                                                                          19,000                  874,950

                                                                                                                      35,646,332

SERVICES--10.6%

Affiliated Computer Services, Cl. A                                                              60,950  (a)           3,295,567

Catalina Marketing                                                                               24,860  (a)             872,337

Charter Communications, Cl. A                                                                    57,840  (a)             473,710

Convergys                                                                                        44,050  (a)           1,218,864

DST Systems                                                                                      43,300  (a)           2,139,886

DeVry                                                                                            33,200  (a)             879,468

E.W. Scripps, Cl. A                                                                              15,290                1,218,460

Hanover Compressor                                                                               46,300  (a)             872,755

Hispanic Broadcasting                                                                            58,430  (a)           1,567,093

Jack Henry & Associates                                                                          57,970                1,349,542

Knight-Ridder                                                                                    23,780                1,593,260

R. R. Donnelley & Sons                                                                           56,370                1,801,585

Republic Services                                                                               106,120  (a)           2,101,176

Robert Half International                                                                        79,230  (a)           2,080,580

Ryder System                                                                                     71,690                2,033,128

SunGard Data Systems                                                                            108,110  (a)           3,217,354

Telephone and Data Systems                                                                       23,580                2,027,880

Viad                                                                                             54,300                1,655,064

Westwood One                                                                                     74,740  (a)           2,690,640

                                                                                                                      33,088,349

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--13.0%

Autodesk                                                                                         38,080                  700,291

Avnet                                                                                            95,500                2,446,710

Compuware                                                                                       123,440  (a)             967,770

Diebold                                                                                          48,440                1,832,001

Electronic Arts                                                                                  47,690  (a)           2,816,095

Electronics for Imaging                                                                          75,430  (a)           1,350,951

Harris                                                                                           51,980                1,882,196

IKON Office Solutions                                                                            69,000                  897,000

International Rectifier                                                                          40,500  (a)           1,867,860

L-3 Communications Holdings                                                                      24,070  (a)           3,075,665

Macrovision                                                                                      44,940  (a)             999,016

Microchip Technology                                                                             69,270  (a)           3,082,515

Network Associates                                                                               81,880  (a)           1,453,370

Plantronics                                                                                      63,440  (a)           1,336,046

Polycom                                                                                          44,710  (a)             921,920

RF Micro Devices                                                                                113,350  (a,b)         1,972,290

Reynolds & Reynolds, Cl. A                                                                       64,230                1,860,101

SPX                                                                                              20,630  (a)           2,777,830

Semtech                                                                                          67,170  (a,b)         2,148,097

Storage Technology                                                                               45,560  (a)             937,625

Sybase                                                                                          115,150  (a)           1,619,009

Symantec                                                                                         54,270  (a)           1,921,701

Vignette                                                                                        298,210  (a)             766,400

Vishay Intertechnology                                                                           56,170  (a,b)         1,235,178

                                                                                                                      40,867,637

UTILITIES--4.2%

ALLETE                                                                                           37,010                1,130,285

Allegheny Energy                                                                                 68,840                2,885,773

Ameren                                                                                           57,870                2,416,651

Broadwing                                                                                        83,550  (a)             551,430

Energy East                                                                                      76,570                1,683,774

TECO Energy                                                                                     101,560  (b)           2,827,430

Wisconsin Energy                                                                                 69,110                1,796,860

                                                                                                                      13,292,203

TOTAL COMMON STOCKS

   (cost $231,591,942)                                                                                               293,248,040


                                                                                              Principal
SHORT-TERM INVESTMENTS--3.5%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Goldman Sachs & Co., Tri-Party Repurchase Agreement,

   1.85%, dated 4/30/2002, due 5/1/2002
   in the amount of $10,975,564 (fully collateralized by
   $9,531,000 U.S. Treasury Inflation Index Notes,
   3.375%, 1/15/2007, value $11,090,791)
   (cost $10,975,000)                                                                        10,975,000               10,975,000

TOTAL INVESTMENTS (cost $242,566,942)                                                              97.0%             304,223,040

CASH AND RECEIVABLES (NET)                                                                          3.0%               9,249,506

NET ASSETS                                                                                        100.0%             313,472,546

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT APRIL 30, 2002 THE
     TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $9,458,779 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $9,560,869.


SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                              The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)            242,566,942   304,223,040

Cash                                                                  9,928,818

Collateral for securities loaned--Note 1(b)                           9,560,869

Receivable for investment securities sold                             2,888,976

Dividends and interest receivable                                       138,884

Receivable for shares of Capital Stock subscribed                        34,006

                                                                    326,774,593

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   342,069

Liabilities for securities loaned--Note 1(b)                          9,560,869

Payable for investment securities purchased                           3,070,754

Payable for shares of Capital Stock redeemed                            328,355

                                                                     13,302,047

NET ASSETS ($)                                                      313,472,546

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     240,350,320

Accumulated investment (loss)                                          (306,976)

Accumulated net realized gain (loss) on investments                  11,773,104

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     61,656,098

NET ASSETS ($)                                                      313,472,546


NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       28,060,947           23,395,463            3,800,981          258,067,087              148,068

Shares Outstanding                    1,468,395            1,296,877          210,522.423           13,300,157                7,795

NET ASSET VALUE
   PER SHARE ($)                          19.11                18.04                18.05                19.40                19.00


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       1,688,388

Interest                                                                69,086

TOTAL INCOME                                                         1,757,474

EXPENSES:

Management fee--Note 2(a)                                            1,907,503

Distribution and service fees--Note 2(b)                               154,112

Loan commitment fees--Note 4                                             2,788

Interest expense--Note 4                                                    47

TOTAL EXPENSES                                                       2,064,450

INVESTMENT (LOSS)                                                     (306,976)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             13,767,161

Net unrealized appreciation (depreciation) on investments           25,272,682

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              39,039,843

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                38,732,867

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002            Year Ended
                                               (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (306,976)             (846,263)

Net realized gain (loss) on investments        13,767,161             7,011,011

Net unrealized appreciation (depreciation)
   on investments                              25,272,682           (55,757,886)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   38,732,867           (49,593,138)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                   (372,914)             (210,523)

Class B shares                                   (593,001)             (329,681)

Class C shares                                    (91,889)              (54,665)

Class R shares                                 (6,563,875)           (5,050,341)

Class T shares                                     (1,904)                 (316)

TOTAL DIVIDENDS                                (7,623,583)           (5,645,526)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                166,107,351            40,489,866

Class B shares                                  1,891,322             3,852,209

Class C shares                                    454,054               733,778

Class R shares                                  6,742,419            37,104,435

Class T shares                                    400,274                70,048


                                         Six Months Ended
                                           April 30, 2002            Year Ended
                                              (Unaudited)      October 31, 2001
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                    336,842               193,321

Class B shares                                    529,196               288,085

Class C shares                                     59,386                33,523

Class R shares                                  4,736,726             3,875,906

Class T shares                                        994                   306

Cost of shares redeemed:

Class A shares                               (155,611,602)          (39,763,055)

Class B shares                                 (2,162,632)           (4,179,590)

Class C shares                                   (303,930)             (970,188)

Class R shares                                (33,414,178)         (138,370,611)

Class T shares                                   (325,797)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (10,559,575)          (96,641,967)

TOTAL INCREASE (DECREASE) IN NET ASSETS        20,549,709          (151,880,631)

NET ASSETS ($):

Beginning of Period                           292,922,837           444,803,468

END OF PERIOD                                 313,472,546           292,922,837

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2002           Year Ended
                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     8,886,584             2,256,768

Shares issued for dividends reinvested             18,422                 9,540

Shares redeemed                                (8,348,339)           (2,204,858)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     556,667                61,450


CLASS B(A)

Shares sold                                       107,314               212,685

Shares issued for dividends reinvested             30,583                14,884

Shares redeemed                                  (122,737)             (234,494)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      15,160                (6,925)

CLASS C

Shares sold                                        25,633                40,334

Shares issued for dividends reinvested              3,428                 1,731

Shares redeemed                                   (17,302)              (54,606)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      11,759               (12,541)

CLASS R

Shares sold                                       358,655             1,929,877

Shares issued for dividends reinvested            255,433               189,010

Shares redeemed                                (1,770,910)           (7,298,163)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,156,822)           (5,179,276)

CLASS T

Shares sold                                        21,384                 3,640

Shares issued for dividends reinvested                 55                    15

Shares redeemed                                   (17,679)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       3,760                 3,655

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 39,448 CLASS B SHARES REPRESENTING $702,400 WERE AUTOMATICALLY CONVERTED TO 37,280 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 26,465 CLASS B SHARES REPRESENTING $482,890 WERE AUTOMATICALLY CONVERTED TO 25,196 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                         Year Ended October 31,
                                           Six Months Ended    ---------------------------------------------------------------------
                                             April 30, 2002
CLASS A SHARES                                  (Unaudited)         2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               17.26         20.10          16.67          15.18          18.89         15.13

Investment Operations:

Investment (loss)                                     (.04)(a)      (.08)(a)       (.12)(a)       (.04)(a)       (.02)         (.04)

Net realized and unrealized
   gain (loss) on investments                         2.35         (2.50)          3.55           1.53          (2.78)         4.52

Total from Investment Operations                      2.31         (2.58)          3.43           1.49          (2.80)         4.48

Distributions:

Dividends from net realized gain
   on investments                                     (.46)         (.26)            --             --           (.91)         (.72)

Net asset value, end of period                       19.11         17.26          20.10          16.67          15.18         18.89

TOTAL RETURN (%)(B)                                  13.53(c)     (13.05)         20.50           9.81         (15.42)        30.73

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .75(c)       1.50           1.50           1.50           1.50          1.50

Ratio of investment (loss)
   to average net assets                              (.22)(c)      (.40)          (.53)          (.25)          (.32)         (.35)

Portfolio Turnover Rate                              31.83(c)      65.52          80.12          43.32          47.44         39.18

Net Assets, end of period
   ($ x 1,000)                                      28,061        15,737         17,090         15,688         13,462         9,190

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                     Year Ended October 31,
                                           Six Months Ended     --------------------------------------------------------------------
                                             April 30, 2002
CLASS B SHARES                                  (Unaudited)         2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.37         19.22          16.06          14.75          18.51         14.95

Investment Operations:

Investment (loss)                                     (.10)(a)      (.21)(a)       (.32)(a)       (.16)(a)       (.11)         (.03)

Net realized and unrealized
   gain (loss) on investments                         2.23         (2.38)          3.48           1.47          (2.74)         4.31

Total from Investment Operations                      2.13         (2.59)          3.16           1.31          (2.85)         4.28

Distributions:

Dividends from net realized
   gain on investments                                (.46)         (.26)            --             --           (.91)         (.72)

Net asset value, end of period                       18.04         16.37          19.22          16.06          14.75         18.51


TOTAL RETURN (%)(B)                                  13.16(c)     (13.70)         19.68           8.88         (16.10)        29.72

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.12(c)       2.25           2.25           2.25           2.25          2.25

Ratio of investment (loss)
   to average net assets                              (.54)(c)     (1.15)         (1.26)          (.99)         (1.07)        (1.02)

Portfolio Turnover Rate                              31.83(c)      65.52          80.12          43.32          47.44         39.18

Net Assets, end of period
   ($ x 1,000)                                      23,395        20,986         24,767         23,918         25,183        19,257

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                          Year Ended October 31,
                                          Six Months Ended    ----------------------------------------------------------------------
                                            April 30, 2002
CLASS C SHARES                                  (Unaudited)          2001            2000           1999           1998      1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.39          19.23           16.07          14.75          18.52      14.95

Investment Operations:

Investment income (loss)--net                         (.10)(a)       (.21)(a)        (.32)(a)       (.16)(a)       (.14)       .01

Net realized and unrealized
   gain (loss) on investments                         2.22          (2.37)           3.48           1.48          (2.72)      4.28

Total from Investment Operations                      2.12          (2.58)           3.16           1.32          (2.86)      4.29

Distributions:

Dividends from net realized
   gain on investments                                (.46)         (.26)              --             --           (.91)      (.72)

Net asset value, end of period                       18.05         16.39            19.23          16.07          14.75      18.52

TOTAL RETURN (%)(B)                                  13.14(c)     (13.64)           19.66           8.88         (16.08)     29.79

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                         1.12(c)       2.25             2.25           2.25           2.25       2.25

Ratio of investment (loss)
   to average net assets                              (.56)(c)     (1.15)           (1.26)          (.99)         (1.08)     (1.01)

Portfolio Turnover Rate                              31.83(c)      65.52            80.12          43.32          47.44      39.18

Net Assets, end of period
   ($ x 1,000)                                       3,801         3,257            4,064          3,906          4,323      3,647

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                        Year Ended October 31,
                                          Six Months Ended        ------------------------------------------------------------------
                                            April 30, 2002
CLASS R SHARES                                 (Unaudited)           2001           2000           1999           1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               17.49           20.31          16.81          15.27          18.96      15.15

Investment Operations:

Investment income (loss)--net                         (.01)(a)        (.03)(a)       (.05)(a)        .00(a,b)      (.01)     .00(b)

Net realized and unrealized
   gain (loss) on investments                         2.38           (2.53)          3.55           1.54          (2.77)      4.53

Total from Investment Operations                      2.37           (2.56)          3.50           1.54          (2.78)      4.53

Distributions:

Dividends from net realized
   gain on investments                                (.46)           (.26)            --             --           (.91)      (.72)

Net asset value, end of period                       19.40           17.49          20.31          16.81          15.27      18.96

TOTAL RETURN (%)                                     13.70(c)       (12.81)         20.82          10.08         (15.31)     31.04

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                          .62(c)         1.25           1.25           1.25           1.25       1.25

Ratio of net investment income
   (loss) to average net assets                       (.05)(c)        (.15)          (.27)            --           (.07)       .02

Portfolio Turnover Rate                              31.83(c)        65.52          80.12          43.32          47.44      39.18

Net Assets, end of period
   ($ x 1,000)                                     258,067         252,874        398,876        314,005        238,953    244,292

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


                                                            Six Months Ended                      Year Ended October 31,
                                                              April 30, 2002        ---------------------------------------------
CLASS T SHARES                                                    (Unaudited)             2001              2000           1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   17.17             20.05             16.67          16.70

Investment Operations:

Investment (loss)                                                       (.06)(b)          (.12)(b)          (.14)(b)       (.02)(b)

Net realized and unrealized gain (loss)
   on investments                                                       2.35             (2.50)             3.52           (.01)

Total from Investment Operations                                        2.29             (2.62)             3.38           (.03)

Distributions:

Dividends from net realized gain
   on investments                                                       (.46)             (.26)               --             --

Net asset value, end of period                                         19.00             17.17             20.05          16.67

TOTAL RETURN (%)(C)                                                    13.48(d)         (13.28)            20.28           (.18)(d)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .87(d)           1.75              1.75            .35(d)

Ratio of investment (loss)
   to average net assets                                                (.34)(d)          (.63)             (.82)          (.14)(d)

Portfolio Turnover Rate                                                31.83(d)          65.52             80.12          43.32

Net Assets, end of period ($ x 1,000)                                    148                69                 8              1

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Company Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to consistently exceed the total return performance of the Russell 2500(TM) Stock Index while maintaining a similar level of risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 368 million of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (27 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized), Class R (41 million shares authorized) and Class T (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although


                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund' s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.


(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Distributor retained $36,626 during the period ended April 30, 2002 from commissions earned on sales of the fund's shares.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2002, Class A, Class B, Class C and Class T shares were charged $23,052, $84,655, $13,375 and $177, respectively, pursuant to their respective Plans. During the period ended April 30, 2002, Class B, Class C and Class T shares were charged $28,218, $4,458 and $177, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $94,771,363 and $127,123,489, respectively.

At April 30, 2002, accumulated net unrealized appreciation on investments was $61,656,098, consisting of $74,251,704 gross unrealized appreciation and $12,595,606 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ending April 30, 2002, was approximately $2,200, with a related weighted average annualized interest rate of 2.16%.

                                                             The Fund

NOTES

                   For More Information

                        Dreyfus Premier
                        Small Company Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  385SA0402



================================================================================




Dreyfus

BASIC S&P 500

Stock Index Fund

SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            21   Statement of Financial Futures

                            22   Statement of Assets and Liabilities

                            23   Statement of Operations

                            24   Statement of Changes in Net Assets

                            25   Financial Highlights

                            26   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC

                                                       S&P 500 Stock Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Steven Falci and Tom Durante.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. stocks. The economic outlook may have become less uncertain, but the short-term movements of the stock market remain impossible to predict.

Indeed, the market' s direction becomes clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Steven Falci and Tom Durante, Portfolio Managers

How did Dreyfus BASIC S&P 500 Stock Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, Dreyfus BASIC S&P 500 Stock Index Fund produced a total return of 2.17%.(1) The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), the fund's benchmark, produced a 2.29% return for the same period.(2) The difference in returns was primarily due to transaction costs and other fund operating expenses.

The early stages of an economic recovery helped produce positive stock market returns during the reporting period. However, the fund and market's performance was constrained by technology, telecommunications and other companies that experienced difficulties during the reporting period.

What is the fund's investment approach?

The fund seeks to match the total return of the S&P 500 Index. To pursue that goal, the fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks. The S& P 500 Index is dominated by large-cap, blue chip stocks that comprise nearly 75% of total U.S. market capitalization.

However, it is important to note that the S&P 500 Index is not composed of the 500 largest companies; rather, it is designed to capture the returns of many different sectors of the U.S. economy. The S&P 500 Index contains approximately 375 industrial, 40 utility, 75 financial and 10 transportation stocks. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

As an index fund, the fund uses a passive management approach; all investment decisions are made based on the composition of the S&P 500 Index. The fund does not attempt to manage market volatility.

What other factors influenced the fund's performance?

By the time the reporting period began on November 1, 2001, the U.S. stock market had already regained all of its losses from the lows following the September 11 terrorist events. Later, the market generally responded positively when the U.S. economy began to recover from recession. Almost all economic indicators turned positive, with consumer spending, manufacturing and construction leading the way.

In this environment, large-cap stocks generally produced positive returns. The strongest returns for the S&P 500 Index and the fund stemmed from the consumer group, including retail businesses and consumer staples such as food and beverage companies. Banks also performed well, as did auto manufacturers, especially in the fourth quarter of 2001. Low interest rates, which encouraged borrowing, were partly responsible for the ongoing strength of consumer spending.

As a group, returns for large-cap stocks lagged those of mid- and small-cap stocks. In the wake of the Enron scandal and bankruptcy, widespread accounting concerns were more prevalent among large-cap names, primarily because large companies have more complex finances than smaller ones. As more companies' accounting practices came under scrutiny, investor sentiment turned negative.

In addition, many telecommunications companies continued to suffer from overcapacity and sluggish customer demand, which adversely affected their earnings and stock prices. Many large-cap telephone companies, including the regional carriers, long-distance companies and wireless providers, reported lackluster returns. In the otherwise lackluster technology group, semiconductor stocks provided a bright spot. Often considered the "building blocks" for equipment companies, semiconductor companies traditionally perform well in the early stages of an economic recovery. Finally, a few large pharmaceutical companies performed poorly because of difficulties in obtaining timely regulatory approvals and a wave of patent expirations that exposed leading products to competition from generic brands.

What is the fund's current strategy?

As of the end of the reporting period, our strategy is to attempt to replicate the returns of the S&P 500 Index. Accordingly, as of April 30, 2002, the fund's assets were allocated as follows: 2% in Alcohol & Tobacco; 11% in Consumer Cyclicals; 7% in Consumer Staples; 7% in Energy; 14% in Health Care; 22% in Interest Sensitive; 0% in Internet; 8% in Producer Goods & Services; 6% in Services; 15% in Technology; 6% in Utilities; and 2% in Short-Term Investments.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS DAILY AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund



STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)

COMMON STOCKS--97.4%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.8%

Adolph Coors, Cl. B                                                                               4,915                  328,568

Anheuser-Busch Cos.                                                                             117,500                6,227,500

Brown-Forman, Cl. B                                                                               9,100                  715,442

Philip Morris Cos.                                                                              287,800               15,664,954

UST                                                                                              22,400                  891,520

                                                                                                                      23,827,984

CONSUMER CYCLICAL--10.4%

AMR                                                                                              20,600  (a)             442,282

Albertson's                                                                                      53,986  (b)           1,810,690

AutoZone                                                                                         14,300  (a)           1,086,800

Bed Bath & Beyond                                                                                38,600  (a)           1,434,762

Best Buy                                                                                         28,100  (a)           2,089,235

Big Lots                                                                                         15,200                  234,992

Brunswick                                                                                        11,700                  329,823

CVS                                                                                              52,118                1,744,911

Cendant                                                                                         130,486  (a)           2,347,443

Circuit City Stores-Circuit City Group                                                           27,736                  597,988

Cooper Tire & Rubber                                                                              9,703                  240,634

Costco Wholesale                                                                                 60,100  (a)           2,416,020

Dana                                                                                             19,699                  399,102

Darden Restaurants                                                                               15,600                  622,440

Delphi Automotive Systems                                                                        74,472                1,158,040

Delta Air Lines                                                                                  16,400                  454,444

Dillard's, Cl. A                                                                                 11,400                  279,186

Dollar General                                                                                   44,196                  696,087

Eastman Kodak                                                                                    38,800                1,249,748

Eaton                                                                                             9,221                  780,189

Family Dollar Stores                                                                             22,900                  792,340

Federated Department Stores                                                                      25,600  (a)           1,017,088

Ford Motor                                                                                      240,711                3,851,376

Gap                                                                                             114,900                1,621,239

General Motors                                                                                   73,800                4,734,270

Harley-Davidson                                                                                  40,200                2,130,198

Harrah's Entertainment                                                                           14,894  (a)             732,189

Hasbro                                                                                           22,975                  367,141

Hilton Hotels                                                                                    49,100                  803,276


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Home Depot                                                                                      311,500               14,444,255

International Game Technology                                                                    11,900  (a)             749,105

J.C. Penney                                                                                      35,100  (b)             763,074

Johnson Controls                                                                                 11,628                1,002,915

Jones Apparel Group                                                                              16,700  (a)             650,465

Kohl's                                                                                           44,500  (a)           3,279,650

Kroger                                                                                          106,300  (a)           2,420,451

Limited                                                                                          68,700                1,316,292

Liz Claiborne                                                                                    14,000                  438,060

Lowe's Cos.                                                                                     102,900                4,351,641

Marriott International, Cl. A                                                                    32,000                1,406,080

Mattel                                                                                           57,400                1,184,736

May Department Stores                                                                            38,900                1,349,052

Maytag                                                                                           10,200                  470,730

McDonald's                                                                                      170,900                4,853,560

NIKE, Cl. B                                                                                      35,700  (b)           1,903,881

Navistar International                                                                            8,000                  319,200

Nordstrom                                                                                        17,900                  419,934

Office Depot                                                                                     40,800  (a)             780,912

PACCAR                                                                                           10,222                  730,566

RadioShack                                                                                       23,852                  744,182

Reebok International                                                                              7,815  (a)             216,085

Safeway                                                                                          66,700  (a)           2,798,065

Sears, Roebuck & Co.                                                                             42,900                2,262,975

Southwest Airlines                                                                              101,843                1,854,561

Staples                                                                                          61,350  (a)           1,225,160

Starbucks                                                                                        50,800  (a)           1,159,256

Starwood Hotels & Resorts Worldwide                                                              26,300                  994,140

TJX Cos.                                                                                         36,300                1,581,954

Target                                                                                          120,000                5,238,000

Tiffany & Co.                                                                                    19,400  (b)             771,150

Toys R Us                                                                                        26,400  (a)             455,928

Tricon Global Restaurants                                                                        19,430  (a)           1,225,256

US Airways Group                                                                                  9,000  (a,b)            46,800

V. F.                                                                                            14,800                  647,796

Visteon                                                                                          17,446                  269,366

                                                                                                          The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Wal-Mart Stores                                                                                  592,100                33,074,706

Walgreen                                                                                         135,700                 5,125,389

Wendy's International                                                                             13,947                   521,618

Whirlpool                                                                                          8,900                   667,055

Winn-Dixie Stores                                                                                 18,700                   324,445

                                                                                                                       140,502,379

CONSUMER STAPLES--6.8%

Alberto-Culver, Cl. B                                                                              7,644                   417,133

Archer-Daniels-Midland                                                                            86,985                 1,154,291

Avon Products                                                                                     31,436                 1,755,701

Campbell Soup                                                                                     54,500                 1,504,745

Clorox                                                                                            30,900                 1,367,325

Coca-Cola                                                                                        330,100                18,323,851

Coca-Cola Enterprises                                                                             59,100                 1,159,542

Colgate-Palmolive                                                                                 73,300                 3,885,633

ConAgra Foods                                                                                     71,432                 1,750,084

Fortune Brands                                                                                    19,771                 1,033,232

General Mills                                                                                     48,500                 2,136,425

Gillette                                                                                         140,300                 4,977,844

H.J. Heinz                                                                                        46,500                 1,952,535

Hershey Foods                                                                                     18,000                 1,224,000

International Flavors & Fragrances                                                                12,700                   408,940

Kellogg                                                                                           54,000                 1,939,680

Kimberly-Clark                                                                                    69,800                 4,545,376

Newell Rubbermaid                                                                                 35,478                 1,114,009

Pepsi Bottling Group                                                                              37,900                 1,085,456

PepsiCo                                                                                          232,520                12,067,788

Procter & Gamble                                                                                 172,200                15,542,772

SUPERVALU                                                                                         17,700                   531,000

Sara Lee                                                                                         104,300                 2,209,074

Sysco                                                                                             88,608                 2,570,518

Tupperware                                                                                         7,700                   176,792

Unilever, N.V. (New York Shares)                                                                  75,978                 4,915,777

Wm. Wrigley, Jr.                                                                                  29,900                 1,644,500

                                                                                                                        91,394,023


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY--7.4%

Amerada Hess                                                                                     11,800                  907,184

Anadarko Petroleum                                                                               33,175                1,785,479

Apache                                                                                           18,260  (b)           1,065,106

Baker Hughes                                                                                     44,620                1,681,282

Burlington Resources                                                                             26,806                1,190,991

CMS Energy                                                                                       17,700                  342,672

ChevronTexaco                                                                                   141,810                12,296,345

Conoco                                                                                           83,107                 2,331,151

Devon Energy                                                                                     20,600                 1,015,786

EOG Resources                                                                                    15,400                   655,270

El Paso                                                                                          67,786                 2,711,440

Exxon Mobil                                                                                     908,656                36,500,712

Halliburton                                                                                      57,100                   970,129

Kerr-McGee                                                                                       13,339                   797,672

KeySpan                                                                                          18,500                   653,050

Kinder Morgan                                                                                    16,400                   793,924

Marathon Oil                                                                                     41,100                 1,194,366

McDermott International                                                                           8,200  (a)              130,954

Nabors Industries                                                                                18,700  (a)              851,785

Nicor                                                                                             6,000                   280,680

NiSource                                                                                         27,600                   609,960

Noble Drilling                                                                                   17,600  (a)              762,960

Occidental Petroleum                                                                             49,700                 1,428,875

Peoples Energy                                                                                    4,670                   182,130

Phillips Petroleum                                                                               50,680                 3,031,171

Public Service Enterprise Group                                                                  27,300                 1,265,355

Rowan Cos.                                                                                       12,610                   320,042

Royal Dutch Petroleum (New York Shares)                                                         282,100                14,742,546

Schlumberger                                                                                     76,500                 4,188,375

Sempra Energy                                                                                    27,542                   704,249

Sunoco                                                                                           10,068                   346,138

Transocean Sedco Forex                                                                           42,400                 1,505,200

Unocal                                                                                           32,400                 1,204,956

Williams Cos.                                                                                    68,500                 1,308,350

                                                                                                                       99,756,285

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--13.7%

Abbott Laboratories                                                                              206,800                11,156,860

Allergan                                                                                          17,400                 1,146,834

AmerisourceBergen                                                                                 13,800                 1,069,500

Amgen                                                                                           139,220  (a)            7,361,954

Applera--Applied Biosystems Group                                                                28,200  (b)              482,784

Bausch & Lomb                                                                                     7,164                   257,689

Baxter International                                                                             78,500                 4,466,650

Becton, Dickinson & Co.                                                                          34,400                 1,278,648

Biogen                                                                                           19,700  (a,b)           856,359

Biomet                                                                                           35,825                1,011,340

Boston Scientific                                                                                53,600  (a)           1,335,712

Bristol-Myers Squibb                                                                            257,200                7,407,360

C.R. Bard                                                                                         6,800                  373,592

Cardinal Health                                                                                  59,700                4,134,225

Chiron                                                                                           25,200  (a)           1,019,844

Eli Lilly & Co.                                                                                 149,400                9,867,870

Forest Laboratories                                                                              23,700  (a)           1,828,218

Genzyme                                                                                          28,200  (a,b)         1,154,508

Guidant                                                                                          40,500  (a)           1,522,800

HCA                                                                                              68,500                3,273,615

HEALTHSOUTH                                                                                      52,100  (a)             786,710

Health Management Associates, Cl. A                                                              32,500  (a)             693,550

Humana                                                                                           22,700  (a)             371,145

Immunex                                                                                          72,400  (a)           1,964,936

Johnson & Johnson                                                                               407,446               26,019,502

King Pharmaceuticals                                                                             32,700  (a)           1,024,818

Manor Care                                                                                       13,600  (a)             348,704

McKesson                                                                                         38,154                1,541,040

MedImmune                                                                                        33,000  (a)           1,102,200

Medtronic                                                                                       160,900                7,190,621

Merck & Co.                                                                                     302,200               16,421,548

Millipore                                                                                         6,300                  251,685

Pfizer                                                                                          835,125                30,356,794

Pharmacia                                                                                       172,347                 7,105,867

Schering-Plough                                                                                 194,600                 5,312,580

St. Jude Medical                                                                                 11,600  (a)             965,236


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Stryker                                                                                          26,100                1,396,611

Tenet Healthcare                                                                                 43,300  (a)           3,176,921

Thermo Electron                                                                                  23,600  (a)             446,040

UnitedHealth Group                                                                               41,400                3,635,334

Waters                                                                                           17,400  (a)             468,930

Watson Pharmaceuticals                                                                           14,200  (a)             349,320

WellPoint Health Networks                                                                        19,200  (a)           1,441,536

Wyeth                                                                                           175,200                9,986,400

Zimmer Holdings                                                                                  25,720  (a)             892,741

                                                                                                                     184,257,131

INTEREST SENSITIVE--22.1%

ACE                                                                                               34,500                1,501,440

AFLAC                                                                                             69,600                2,081,040

Aetna                                                                                             19,227                  915,205

Allstate                                                                                          94,800                3,767,352

Ambac Financial Group                                                                             14,000                  880,040

American Express                                                                                 177,300                7,271,073

American International Group                                                                     347,046               23,987,820

AmSouth Bancorporation                                                                            48,400                1,099,164

Aon                                                                                               35,750                1,277,348

BB&T                                                                                              61,200                2,330,496

Bank of America                                                                                  209,104               15,155,858

Bank of New York                                                                                  97,928                3,583,186

Bank One                                                                                         154,998                6,334,768

Bear Stearns Cos.                                                                                 13,248                  820,581

CIGNA                                                                                             19,200                2,092,800

Capital One Financial                                                                             28,600                1,712,854

Charles Schwab                                                                                   181,700                2,069,563

Charter One Financial                                                                             29,832                1,055,456

Chubb                                                                                             22,600                1,733,420

Cincinnati Financial                                                                              21,500                1,007,490

Citigroup                                                                                        683,426               29,592,346

Comerica                                                                                          23,650                1,486,403

Concord EFS                                                                                       67,500  (a)           2,134,613

Conseco                                                                                           45,871  (a)             171,099

Countrywide Credit Industries                                                                     16,300                  761,373

                                                                                                             The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Equity Office Properties Trust                                                                    55,100                1,577,513

Equity Residential Properties Trust                                                               36,000                1,015,200

Fannie Mae                                                                                       132,800                10,481,904

Fifth Third Bancorp                                                                               77,491                 5,315,108

FleetBoston Financial                                                                            138,600                 4,892,580

Franklin Resources                                                                                34,700                 1,453,930

Freddie Mac                                                                                       92,400                 6,038,340

General Electric                                                                               1,319,800                41,639,690

Golden West Financial                                                                             21,000                 1,436,190

H&R Block                                                                                         24,400                   978,928

Hartford Financial Services Group                                                                 32,600                 2,259,180

Household International                                                                           60,841                 3,546,422

Huntington Bancshares                                                                             33,376                   677,199

J.P. Morgan Chase & Co.                                                                          262,263                 9,205,431

Jefferson-Pilot                                                                                   19,950                   999,096

John Hancock Financial Services                                                                   39,700                 1,532,420

Keycorp                                                                                           56,300                 1,582,593

Lehman Brothers Holdings                                                                          32,400                 1,911,600

Lincoln National                                                                                  25,200                 1,207,080

Loews                                                                                             25,500                 1,528,725

MBIA                                                                                              19,700                 1,062,421

MBNA                                                                                             113,212                 4,013,365

MGIC Investment                                                                                   14,200                 1,013,312

Marsh & McLennan Cos.                                                                             36,450                 3,684,366

Marshall & Ilsley                                                                                 14,200                   903,830

Mellon Financial                                                                                  58,700                 2,216,512

Merrill Lynch                                                                                    111,900                 4,693,086

MetLife                                                                                           96,300                 3,287,682

Morgan Stanley Dean Witter & Co.                                                                 146,310                 6,981,913

National City                                                                                     80,700                 2,517,840

Northern Trust                                                                                    29,500                 1,567,040

PNC Financial Services Group                                                                      38,300                 2,112,245

Progressive                                                                                       29,100                 1,673,250

Providian Financial                                                                               37,800                   268,380

Regions Financial                                                                                 30,200                 1,059,114

Safeco                                                                                            17,000                   567,800


COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

SouthTrust                                                                                        46,000                 1,227,280

St. Paul Cos.                                                                                     27,592                 1,374,358

State Street                                                                                      43,200                 2,207,952

Stilwell Financial                                                                                29,400                   627,984

SunTrust Banks                                                                                    38,400                 2,610,432

Synovus Financial                                                                                 38,700                 1,046,448

T. Rowe Price Group                                                                               16,400                   575,148

Temple-Inland                                                                                      7,100                   375,874

Torchmark                                                                                         16,616                   679,428

U.S. Bancorp                                                                                     253,507                 6,008,116

USA Education                                                                                     20,800                 1,993,680

Union Planters                                                                                    18,300                   917,013

UnumProvident                                                                                     32,172                   908,537

Wachovia                                                                                         180,934                 6,882,729

Washington Mutual                                                                                127,985                 4,828,874

Wells Fargo                                                                                      225,380                11,528,187

XL Capital, Cl. A                                                                                 17,600                 1,660,560

Zions Bancorporation                                                                              12,200                   659,776

                                                                                                                       297,836,449

INTERNET--.1%

Yahoo!                                                                                           77,300  (a)             1,140,948

PRODUCERS GOODS & SERVICES--8.1%

Air Products & Chemicals                                                                          30,200                 1,451,110

Alcan                                                                                             42,700                 1,564,101

Alcoa                                                                                            112,588                 3,831,370

Allegheny Technologies                                                                            10,683                   180,329

American Power Conversion                                                                        26,000  (a)               334,100

Ashland                                                                                           9,200                    375,636

Avery Dennison                                                                                   14,592                    934,618

Ball                                                                                              7,300                    347,115

Barrick Gold                                                                                     71,297                  1,430,931

Bemis                                                                                             7,000                    372,610

Black & Decker                                                                                   10,600                    516,008

Boeing                                                                                          111,344                  4,965,942

Boise Cascade                                                                                     7,714                    261,273

Burlington Northern Santa Fe                                                                     51,017                  1,402,457

                                                                                                            The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCERS GOODS & SERVICES (CONTINUED)

CSX                                                                                               28,400                 1,027,228

Caterpillar                                                                                       45,600                 2,490,672

Centex                                                                                             8,114                   456,818

Cooper Industries                                                                                 12,500                   547,500

Crane                                                                                              7,950                   219,261

Cummins Engine                                                                                     5,447                   231,770

Deere & Co.                                                                                       31,600                 1,414,416

Dow Chemical                                                                                     119,913                 3,813,233

E. I. du Pont de Nemours                                                                         136,294                 6,065,083

Eastman Chemical                                                                                  10,226                   450,967

Ecolab                                                                                            17,000                   746,470

Emerson Electric                                                                                  55,900                 2,984,501

Engelhard                                                                                         17,300                   526,266

FedEx                                                                                            39,592  (a)             2,045,719

Fluor                                                                                            10,689                    441,776

Freeport-McMoRan Copper, Cl. B                                                                   19,200  (a)               340,992

General Dynamics                                                                                 26,800                  2,602,012

Genuine Parts                                                                                    23,100                    797,181

Georgia-Pacific                                                                                  30,587                    886,411

Goodrich                                                                                         13,500                    430,920

Goodyear Tire & Rubber                                                                           21,700                    482,825

Great Lakes Chemical                                                                              6,703                    172,535

Hercules                                                                                         14,400  (a)               175,680

Honeywell International                                                                         108,050                  3,963,274

ITT Industries                                                                                   11,800                    824,348

Illinois Tool Works                                                                              40,500                  2,920,050

Inco                                                                                             24,200  (a)               484,726

Ingersoll-Rand, Cl. A                                                                            22,350                  1,116,383

International Paper                                                                              64,088                  2,655,166

KB HOME                                                                                           6,700                    333,995

Leggett & Platt                                                                                  26,100                    686,430

Lockheed Martin                                                                                  58,900                  3,704,810

Louisiana-Pacific                                                                                13,900                    162,630

Masco                                                                                            60,918                  1,711,796

MeadWestvaco                                                                                     26,346                    773,519

Molex                                                                                            26,025                    874,961


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCERS GOODS & SERVICES (CONTINUED)

Newmont Mining                                                                                   52,074  (b)            1,484,630

Norfolk Southern                                                                                 51,300                 1,099,359

Northrop Grumman                                                                                 14,700                 1,773,702

Nucor                                                                                            10,300                   602,035

PPG Industries                                                                                   22,421                 1,172,843

Pactiv                                                                                           21,200  (a)              438,204

Pall                                                                                             16,403                   341,182

Parker-Hannifin                                                                                  15,540                   776,223

Phelps Dodge                                                                                     10,425                   373,215

Placer Dome                                                                                      43,600                   512,300

Plum Creek Timber                                                                                24,300                   739,935

Praxair                                                                                          21,400                 1,221,940

Pulte Homes                                                                                       7,998                   425,494

Raytheon                                                                                         52,000                 2,199,600

Rockwell International                                                                           24,500                   526,015

Rockwell Collins                                                                                 24,400                   581,208

Rohm & Haas                                                                                      29,255                 1,085,653

Sealed Air                                                                                       11,131  (a)              497,222

Sherwin-Williams                                                                                 20,700                   636,111

Sigma-Aldrich                                                                                     9,800                   464,324

Snap-On                                                                                           7,700                   243,936

Stanley Works                                                                                    11,327                   526,479

3M                                                                                               52,100                 6,554,180

TRW                                                                                              16,800                   924,504

Textron                                                                                          18,800                   924,584

Thomas & Betts                                                                                    7,741                   181,914

Tyco International                                                                              265,182                 4,892,608

Union Pacific                                                                                    33,000                 1,874,400

United States Steel                                                                              11,900                   214,676

United Technologies                                                                              62,828                 4,408,641

Vulcan Materials                                                                                 13,500                   621,270

W.W. Grainger                                                                                    12,400                   695,268

Weyerhaeuser                                                                                     29,300                 1,746,573

Worthington Industries                                                                           11,400                   168,720

                                                                                                                      108,458,872

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SERVICES--6.2%

ALLTEL                                                                                           41,300                 2,044,350

AOL Time Warner                                                                                 588,000  (a)           11,183,760

AT&T Wireless Services                                                                          359,105  (a)            3,213,990

Allied Waste Industries                                                                          26,200  (a)              318,068

American Greetings, Cl. A                                                                         8,500                   150,875

Automatic Data Processing                                                                        82,400                 4,189,216

Carnival                                                                                         77,900                 2,594,849

Cintas                                                                                           22,600                 1,170,002

Clear Channel Communications                                                                     79,400  (a)            3,727,830

Comcast, Cl. A                                                                                  125,600  (a)            3,359,800

Computer Sciences                                                                                22,700  (a)            1,018,095

Convergys                                                                                        22,900  (a)              633,643

Deluxe                                                                                            8,800                   386,144

Dow Jones & Co.                                                                                  11,200                   608,944

Electronic Data Systems                                                                          63,900                 3,467,214

Equifax                                                                                          19,300                   527,276

First Data                                                                                       50,700                 4,030,143

Fiserv                                                                                           25,300  (a)            1,124,838

Gannett                                                                                          35,200                 2,580,160

IMS Health                                                                                       39,300                   809,973

Interpublic Group Cos.                                                                           50,200                 1,550,176

Knight-Ridder                                                                                    11,200                   750,400

McGraw-Hill Cos.                                                                                 25,800                 1,650,942

Meredith                                                                                          6,560                   280,899

Moody's                                                                                          20,700                   902,106

NEXTEL Communications, Cl. A                                                                    106,100  (a)              584,611

New York Times, Cl. A                                                                            20,136                   937,532

Omnicom Group                                                                                    24,700                 2,154,828

Paychex                                                                                          49,825                 1,859,967

Quintiles Transnational                                                                          15,900  (a)              225,780

R. R. Donnelley & Sons                                                                           15,200                   485,792

Robert Half International                                                                        23,300  (a)              611,858

Ryder System                                                                                      8,100                   229,716

Sprint (PCS Group)                                                                              131,300  (a)            1,471,873

TMP Worldwide                                                                                    14,700  (a)              443,499

Tribune                                                                                          39,641                 1,750,943


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Univision Communications, Cl. A                                                                  27,900  (a,b)          1,114,884

Viacom, Cl. B                                                                                   235,750  (a)           11,103,825

Walt Disney                                                                                     271,000                 6,281,780

Waste Management                                                                                 83,442                 2,197,862

                                                                                                                       83,728,443

TECHNOLOGY--14.7%

ADC Telecommunications                                                                          105,400  (a)             410,006

Adobe Systems                                                                                    31,700                 1,266,732

Advanced Micro Devices                                                                           45,500  (a)             508,690

Agilent Technologies                                                                             61,608  (a)           1,851,320

Altera                                                                                           51,200  (a)           1,052,672

Analog Devices                                                                                   48,500  (a)           1,792,560

Andrew                                                                                           10,900  (a)             180,831

Apple Computer                                                                                   46,900  (a)           1,138,263

Applied Materials                                                                               217,800  (a)           5,296,896

Applied Micro Circuits                                                                           39,800  (a)             268,650

Autodesk                                                                                         14,600                  268,494

Avaya                                                                                            47,868  (a)             293,910

BMC Software                                                                                     32,500  (a)             469,950

Broadcom, Cl. A                                                                                  34,900  (a)           1,204,050

CIENA                                                                                            43,700  (a)             327,313

Cisco Systems                                                                                   974,300  (a)          14,273,494

Citrix Systems                                                                                   25,000  (a)             290,000

Compaq Computer                                                                                 226,349                2,297,442

Computer Associates International                                                                76,750                1,427,550

Compuware                                                                                        49,600  (a)             388,864

Comverse Technology                                                                              24,700  (a)             297,141

Conexant Systems                                                                                 34,000  (a)             346,800

Corning                                                                                         125,700                  840,933

Danaher                                                                                          19,800                1,417,284

Dell Computer                                                                                   346,300  (a)           9,121,542

Dover                                                                                            26,900                1,002,294

EMC                                                                                             294,500  (a)           2,691,730

Gateway                                                                                          43,100  (a)             236,188

Hewlett-Packard                                                                                 257,900                4,410,090

Intel                                                                                           891,600               25,508,675

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

International Business Machines                                                                 228,800               19,164,288

Intuit                                                                                           28,300  (a)           1,108,794

JDS Uniphase                                                                                    180,300  (a)             782,502

Jabil Circuit                                                                                    26,200  (a)             534,742

KLA-Tencor                                                                                       24,800  (a)           1,462,456

LSI Logic                                                                                        48,782  (a)             626,849

Lexmark International                                                                            17,300  (a)           1,034,194

Linear Technology                                                                                42,200                1,639,892

Lucent Technologies                                                                             454,721  (b)           2,091,717

Maxim Integrated Products                                                                        43,300  (a)           2,156,340

Mercury Interactive                                                                              11,000  (a)             409,970

Micron Technology                                                                                79,700  (a)           1,888,890

Microsoft                                                                                       719,300  (a)          37,590,618

Motorola                                                                                        295,856                4,556,181

NCR                                                                                              12,900  (a)             501,294

NVIDIA                                                                                           19,200  (a)             668,352

National Semiconductor                                                                           23,600  (a)             743,872

Network Appliance                                                                                44,300  (a)             773,035

Nortel Networks                                                                                 425,680                1,447,312

Novell                                                                                           48,200  (a)             178,340

Novellus Systems                                                                                 19,100  (a)             905,340

Oracle                                                                                          730,200  (a)           7,331,207

PMC-Sierra                                                                                       21,900  (a,b)           340,764

Palm                                                                                             76,710  (a)             243,171

Parametric Technology                                                                            35,300  (a)             142,612

PeopleSoft                                                                                       40,300  (a)             933,751

PerkinElmer                                                                                      16,332                  209,050

Pitney Bowes                                                                                     32,406                1,364,293

Power-One                                                                                        10,500  (a)              87,780

QLogic                                                                                           12,300  (a)             562,233

QUALCOMM                                                                                        101,900  (a)           3,073,304

Rational Software                                                                                25,800  (a)             375,906

Sabre Holdings                                                                                   18,976  (a)             882,384

Sanmina-SCI                                                                                      69,500  (a)             722,800

Sapient                                                                                          16,800  (a)              81,984

Scientific-Atlanta                                                                               20,800                  416,000

Siebel Systems                                                                                   61,500  (a)           1,487,685


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Solectron                                                                                       109,100  (a)             796,430

Sun Microsystems                                                                                431,500  (a)           3,529,670

Symbol Technologies                                                                              30,350                  256,761

Tektronix                                                                                        12,218  (a)             268,796

Tellabs                                                                                          54,500  (a,b)           462,705

Teradyne                                                                                         24,000  (a)             790,800

Texas Instruments                                                                               230,600                7,132,457

Unisys                                                                                           42,800  (a)             577,800

VERITAS Software                                                                                 53,330  (a)           1,511,372

Vitesse Semiconductor                                                                            26,600  (a,b)           159,068

Xerox                                                                                            95,748  (b)             847,370

Xilinx                                                                                           44,600  (a)           1,684,096

                                                                                                                     197,417,591

UTILITIES--6.1%

AES                                                                                              70,900  (a)             568,618

AT&T                                                                                            470,299                6,170,323

Allegheny Energy                                                                                 16,600                  695,872

Ameren                                                                                           18,300                  764,208

American Electric Power                                                                          42,840  (b)           1,962,072

BellSouth                                                                                       249,500                7,572,325

Calpine                                                                                          49,800  (a,b)           547,800

CenturyTel                                                                                       18,800                  520,760

Cinergy                                                                                          22,100  (b)             785,213

Citizens Communications                                                                          37,200  (a)             344,844

Consolidated Edison                                                                              28,200                1,229,237

Constellation Energy Group                                                                       21,700                  692,664

DTE Energy                                                                                       21,600                  979,344

Dominion Resources                                                                               34,934                2,320,316

Duke Energy                                                                                     109,722  (b)           4,205,644

Dynegy, Cl. A                                                                                    46,600                  838,800

Edison International                                                                             43,300  (a)             785,895

Entergy                                                                                          29,400                1,364,160

Exelon                                                                                           42,637                2,315,189

FPL Group                                                                                        23,400                1,485,666

FirstEnergy                                                                                      39,581                1,318,047

Mirant                                                                                           53,239  (a)             643,127

PG&E                                                                                             51,500  (a)           1,210,250

                                                                                                              The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

PPL                                                                                              19,500                  743,145

Pinnacle West Capital                                                                            11,300                  495,166

Progress Energy                                                                                  29,074                1,508,650

Qwest Communications International                                                              221,274                1,113,008

Reliant Energy                                                                                   39,644                1,006,165

SBC Communications                                                                              445,278               13,830,334

Southern                                                                                         92,400                2,619,540

Sprint (FON Group)                                                                              117,900                1,868,715

TECO Energy                                                                                      18,600  (b)             517,824

TXU                                                                                              35,220  (b)           1,916,672

Verizon Communications                                                                          360,792               14,471,367

WorldCom-WorldCom Group                                                                         392,002  (a)             971,773

Xcel Energy                                                                                      48,930                1,244,290

                                                                                                                      81,627,023

TOTAL COMMON STOCKS

   (cost $1,269,453,709)                                                                                           1,309,947,128

                                                                                             Principal
SHORT-TERM INVESTMENTS--2.4%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--2.2%

Goldman Sachs & Co., Tri-Party Repurchase Agreement,

  1.85%, dated 4/30/2002, due 5/1/2002 in the

  amount of $28,681,473 (fully collateralized by

  $25,103,000 of various U.S Government

   Agency Obligations, value $29,253,789)                                                    28,680,000               28,680,000

U.S. TREASURY BILLS--.2%

1.96%, 5/23/2002                                                                                500,000  (c)             499,480

1.58%, 7/18/2002                                                                              2,500,000  (c)           2,490,775

                                                                                                                       2,990,255

TOTAL SHORT-TERM INVESTMENTS

   (cost $31,670,365)                                                                                                 31,670,255

TOTAL INVESTMENTS (cost $1,301,124,074)                                                           99.8%            1,341,617,383

CASH AND RECEIVABLES (NET)                                                                          .2%                3,189,068

NET ASSETS                                                                                       100.0%            1,344,806,451

(A) NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT APRIL 30, 2002, THE
TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $14,187,750 AND THE TOTAL
MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $14,599,520.

(C)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF FINANCIAL FUTURES

April 30, 2002 (Unaudited)

                                                                      Market Value                                     Unrealized
                                                                      Covered by                                    (Depreciation)
                                            Contracts                 Contracts ($)         Expiration            at 4/30/2002 ($)
-----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                             122               32,854,600             June 2002           (1,975,100)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                           1,301,124,074  1,341,617,383

Cash                                                                   5,206,485

Collateral for securities loaned--Note 1(b)                           14,599,520

Dividends and interest receivable                                        988,106

Receivable for futures variation margin--Note 1(d)                       383,768

Receivable for shares of Capital Stock subscribed                         63,148

                                                                   1,362,858,410

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   228,101

Liability for securities loaned--Note 1(b)                           14,599,520

Payable for shares of Capital Stock redeemed                          3,198,258

Payable for investment securities purchased                              26,080

                                                                     18,051,959

NET ASSETS ($)                                                    1,344,806,451

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,371,576,315

Accumulated undistributed investment income--net                      4,292,703

Accumulated net realized gain (loss) on investments                (69,580,776)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($1,975,100) net unrealized
  (depreciation) on financial futures]                               38,518,209

NET ASSETS ($)                                                    1,344,806,451

SHARES OUTSTANDING

(150 million shares of $.001 par value Capital Stock authorized)     59,787,761

NET ASSET VALUE, offering and redemption price per share ($)              22.49

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $8,354 foreign taxes withheld at source)      9,288,499

Interest                                                               236,266

TOTAL INCOME                                                         9,524,765

EXPENSES:

Management fee--Note 2                                               1,385,116

Loan commitment fees--Note 4                                            12,137

TOTAL EXPENSES                                                       1,397,253

INVESTMENT INCOME--NET                                               8,127,512

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (3,964,324)

Net realized gain (loss) on financial futures                        1,562,864

NET REALIZED GAIN (LOSS)                                            (2,401,460)

Net unrealized appreciation (depreciation) on investments [including
  ($2,068,825) net unrealized (depreciation) on financial futures]  21,743,914

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              19,342,454

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                27,469,966

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002           Year Ended
                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,127,512          16,946,244

Net realized gain (loss) on investments        (2,401,460)        (55,437,984)

Net unrealized appreciation (depreciation)
   on investments                              21,743,914        (514,444,185)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   27,469,966        (552,935,925)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (9,251,253)         (18,615,385)

Net realized gain on investments                       --          (2,310,498)

TOTAL DIVIDENDS                               (9,251,253)         (20,925,883)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 192,640,452         358,657,570

Dividends reinvested                            8,513,990          19,921,778

Cost of shares redeemed                     (167,358,834)        (501,690,384)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 33,795,608         (123,111,036)

TOTAL INCREASE (DECREASE) IN NET ASSETS       52,014,321         (696,972,844)

NET ASSETS ($):

Beginning of Period                         1,292,792,130        1,989,764,974

END OF PERIOD                               1,344,806,451        1,292,792,130

Undistributed investment income--net            4,292,703            5,416,444

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     8,173,864          14,009,608

Shares issued for dividends reinvested            362,203             724,516

Shares redeemed                                (7,095,067)        (22,855,325)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,441,000          (8,121,201)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                    Six Months Ended                                      Year Ended October 31,
                                    April 30, 2002           -----------------------------------------------------------------------
                                    (Unaudited)            2001             2000            1999             1998            1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                    22.16           29.94            28.76            23.34            19.73           15.38

Investment Operations:

Investment income--net                      .14(a)          .28(a)           .31(a)           .34(a)           .31             .30

Net realized and
   unrealized gain (loss)
   on investments                           .35           (7.72)            1.38             5.52             3.89            4.52

Total from Investment
   Operations                               .49           (7.44)            1.69             5.86             4.20            4.82

Distributions:

Dividends from investment
   income--net                             (.16)           (.30)            (.28)            (.35)            (.31)           (.28)

Dividends from net realized
   gain on investments                       --            (.04)            (.23)            (.09)            (.28)           (.19)

Total Distributions                       (.16)            (.34)            (.51)            (.44)            (.59)           (.47)

Net asset value,
   end of period                         22.49            22.16            29.94            28.76            23.34           19.73

TOTAL RETURN (%)                         2.17(b)         (25.08)            5.92            25.34            21.68           31.87

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                    .10(b)             .20              .20              .20              .20             .20

Ratio of net investment
   income to average
   net assets                            .58(b)            1.10             1.04             1.23             1.45            1.72

Portfolio Turnover Rate                  .76(b)            6.34             4.16            16.58            16.76            3.75

Net Assets, end of period
   ($ x 1,000)                        1,344,806       1,292,792         1,989,765        1,747,282        1,133,147         803,142

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC S& P 500 Stock Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund. The fund's investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2002, are set forth in the Statement of Financial Futures.

(E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(F) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $44,810,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2009.


NOTE 2--Investment Management Fee And Other Transactions with Affiliates:

Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliated parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20 of 1% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2002, amounted to $25,796,078 and $10,240,060, respectively.

At April 30, 2002, accumulated net unrealized appreciation on investments was $40,493,309, consisting of $271,607,541 gross unrealized appreciation and $231,114,232 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.


NOTES

                      For More Information

                        Dreyfus BASIC
                        S&P 500 Stock Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  713SA0402




================================================================================


      Dreyfus Disciplined

      Stock Fund

      SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         Disciplined Stock Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Disciplined Stock Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bert
J. Mullins.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. stocks. The economic outlook may have become less uncertain, but the short-term movements of the stock market remain impossible to predict.

Indeed, the market' s direction becomes clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about the growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did Dreyfus Disciplined Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2002, the fund's total return was 1.42%. (1) For the same period, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, produced a total return of 2.31%.(2)

We attribute the fund and market's generally flat performance to a volatile environment in which international political uncertainties and the impact of the Enron accounting scandal undermined the positive effects of encouraging economic data. The fund slightly underperformed its benchmark, primarily because of a modest bias toward growth-oriented stocks compared to the S&P 500 Index in an environment that strongly favored value-oriented stocks.

What is the fund's investment approach?

The fund invests in a diversified portfolio of large-cap companies that we feel meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but that also exhibit higher than expected earnings momentum. A team of experienced analysts examines the fundamentals of the top-ranked candidates for investment. Armed with these analytical insights, the portfolio manager decides which stocks to purchase and whether any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach has been designed to limit the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a fund's assets that is invested

                                                                 The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to neutralize these risks by being fully invested and remaining industry and sector neutral in relation to the S& P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the recent six-month period, the fund held positions in approximately 134 stocks across 11 economic sectors. Our 10 largest holdings accounted for approximately 25% of the portfolio, so that the fund's performance was not overly dependent on any one stock but was determined by a large number of securities.

What other factors influenced the fund's performance?

The U.S. stock market rose in November 2001 with signs that an economic recovery was underway. However, prices of large-cap stocks fell in December and early 2002 in response to highly publicized financial problems and accounting scandals involving Enron and a small number of other prominent companies. Concerns regarding the reliability of accounting oversight weighed on the market for the remainder of the reporting period, although economic indicators continued to show encouraging signs that the U.S. economy was emerging from recession. Defensive, value-oriented stocks generally performed better than growth-oriented issues in this environment.

Despite the fund's broadly diversified portfolio, investment results during the reporting period depended largely on the impact of a small number of individual holdings. In particular, the fund' s performance suffered because of sharp declines in energy company Calpine and drugmaker Elan, both of which were hurt by concerns regarding the credibility of their financial statements. The fund also sustained notable losses in Western Wireless, which lost ground as a result of an industry-wide slowdown in wireless telecommunications, and Network Associates, which declined along with many other technology stocks during the final few months of the reporting period because of valuation concerns.

On the other hand, some of the fund's holdings compensated for these losses with gains, particularly among medical testing and supply companies in the health care sector, including AmerisourceBergen and Quest Diagnostics. Performance also benefited as a result of the fund's success in avoiding some of the health care sector's poorer performing pharmaceutical companies such as Merck & Co.

What is the fund's current strategy?

We continue to employ our disciplined investment process which seeks to identify stocks with a favorable combination of attractive valuations and earnings momentum that is exceeding expectations. By balancing the fund's growth and value characteristics in a consistent manner, we seek to avoid abrupt changes in investment style, insulate the fund from the dramatic performance gyrations of pure growth or value investments and deliver total return performance greater than that of the S&P 500 Index over time.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)




COMMON STOCKS--98.9%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--2.6%

Anheuser-Busch Cos.                                                                             283,930               15,048,290

Philip Morris Cos.                                                                              737,550               40,144,846

                                                                                                                      55,193,136

CONSUMER CYCLICAL--10.6%

AutoZone                                                                                        132,330  (a)          10,057,080

BJ's Wholesale Club                                                                             116,610  (a)           5,204,304

Best Buy                                                                                        254,880  (a)          18,950,328

Costco Wholesale                                                                                210,150  (a)           8,448,030

Darden Restaurants                                                                              173,190  (b)           6,910,281

Home Depot                                                                                      501,190               23,240,180

Johnson Controls                                                                                173,320               14,948,850

Kohl's                                                                                          263,760  (a)          19,439,112

Lear                                                                                            142,220  (a)           7,311,530

Lowe's Cos.                                                                                     420,580               17,786,328

Sears, Roebuck & Co.                                                                            216,780               11,435,145

Target                                                                                          515,340               22,494,591

Wal-Mart Stores                                                                               1,091,240               60,956,666

                                                                                                                     227,182,425

CONSUMER STAPLES--6.8%

Archer-Daniels-Midland                                                                          418,150                5,548,851

Avon Products                                                                                   216,710               12,103,254

Estee Lauder Cos., Cl. A                                                                        155,980                5,638,677

Fortune Brands                                                                                  142,610                7,452,799

Kimberly-Clark                                                                                  181,660               11,829,699

Kraft Foods, Cl. A                                                                              295,640               12,133,066

Newell Rubbermaid                                                                               230,720                7,244,608

PepsiCo                                                                                         654,910               33,989,829

Procter & Gamble                                                                                459,460               41,470,860

Wrigley,(Wm.) Jr.                                                                               145,340                7,993,700

                                                                                                                     145,405,343

ENERGY RELATED--8.3%

Anadarko Petroleum                                                                              197,770               10,643,981

BP, ADR                                                                                         133,890                6,801,612

ChevronTexaco                                                                                   324,117  (b)          28,104,185

Conoco                                                                                          235,520                6,606,336


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

El Paso                                                                                         469,445               18,777,800

Exxon Mobil                                                                                     967,540               38,866,082

Kerr-McGee                                                                                      158,840                9,498,632

Noble Drilling                                                                                  442,290  (a)          19,173,272

Phillips Petroleum                                                                              240,350               14,375,334

Public Service Enterprise Group                                                                 184,210                8,538,134

Rowan Cos.                                                                                      473,500  (a)          12,017,430

Valero Energy                                                                                   145,470                6,278,485

                                                                                                                     179,681,283

HEALTH CARE--14.3%

Abbott Laboratories                                                                             580,190               31,301,251

AmerisourceBergen                                                                               296,940               23,012,850

Amgen                                                                                           424,990  (a)          22,473,471

Baxter International                                                                            246,580               14,030,402

Forest Laboratories                                                                             112,420  (a,b)         8,672,079

Genentech                                                                                       139,860  (a)           4,965,030

King Pharmaceuticals                                                                            346,690  (a)          10,865,265

Lilly (Eli) & Co.                                                                               213,533               14,103,855

Medtronic                                                                                       222,680                9,951,569

Novartis, ADR                                                                                   189,080                7,935,688

Pfizer                                                                                        1,837,900               66,807,665

Pharmacia                                                                                       551,680               22,745,766

Quest Diagnostics                                                                               191,290  (a)          17,585,290

Tenet Healthcare                                                                                173,450  (a)          12,726,026

UnitedHealth Group                                                                              158,060               13,879,249

Wyeth                                                                                           482,540               27,504,780

                                                                                                                     308,560,236

INTEREST SENSITIVE--22.0%

Ambac Financial Group                                                                           173,570               10,910,610

American International Group                                                                    384,770               26,595,302

Bank of America                                                                                 678,000               49,141,440

Bear Stearns Cos.                                                                               108,660                6,730,400

Charter One Financial                                                                           420,725               14,885,251

Citigroup                                                                                     1,214,860               52,603,438

Equity Office Properties Trust                                                                  159,540                4,567,630

                                                                                                          The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Fannie Mae                                                                                      468,790               37,001,595

Fifth Third Bancorp                                                                             225,760               15,484,878

Freddie Mac                                                                                     106,070                6,931,675

General Electric                                                                              1,823,580               57,533,949

Goldman Sachs Group                                                                             100,980                7,952,175

Hartford Financial Services Group                                                               207,140               14,354,802

Jefferson-Pilot                                                                                 127,720                6,396,218

John Hancock Financial Services                                                                 290,190               11,201,334

Lehman Brothers Holdings                                                                        169,600               10,006,400

MBNA                                                                                            669,710               23,741,220

MGIC Investment                                                                                 129,570                9,246,115

Merrill Lynch                                                                                   285,880               11,989,807

Morgan Stanley Dean Witter & Co.                                                                111,780                5,334,142

SouthTrust                                                                                      272,480                7,269,766

U.S. Bancorp                                                                                    460,999               10,925,676

Wachovia                                                                                        519,840               19,774,714

Washington Mutual                                                                               735,350  (b)          27,744,755

Wells Fargo                                                                                     476,500               24,372,975

                                                                                                                     472,696,267

PRODUCER GOODS--8.1%

Air Products & Chemicals                                                                        250,300               12,026,915

Alcoa                                                                                           287,430                9,781,243

American Standard Cos.                                                                          136,170  (a)          10,171,899

Canadian National Railway                                                                       157,040                7,514,364

Caterpillar                                                                                     238,810               13,043,802

General Dynamics                                                                                158,370               15,376,143

International Paper                                                                             247,200               10,241,496

Lockheed Martin                                                                                 329,100               20,700,390

Masco                                                                                           265,840  (b)           7,470,104

MeadWestvaco                                                                                    279,879                8,217,247

Norfolk Southern                                                                                422,390                9,051,818

PPG Industries                                                                                  201,020               10,515,356

Pentair                                                                                          91,800                4,457,808

Rohm & Haas                                                                                     196,740                7,301,021

United Parcel Service, Cl. B                                                                    163,430                9,812,337

United Technologies                                                                             258,270               18,122,806

                                                                                                                     173,804,749


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES--5.6%

AOL Time Warner                                                                                 938,240  (a)          17,845,325

Comcast, Cl. A (Special)                                                                        326,610  (a,b)         8,736,818

Electronic Data Systems                                                                         264,020  (b)          14,325,725

First Data                                                                                      203,160               16,149,188

Fox Entertainment Group, Cl. A                                                                  243,720  (a)           5,751,792

Gannett                                                                                         114,400                8,385,520

Interpublic Group of Companies                                                                  165,510                5,110,949

McGraw-Hill Cos.                                                                                113,980                7,293,580

Omnicom Group                                                                                   162,910               14,212,268

Viacom, Cl. B                                                                                   488,287  (a)          22,998,318

                                                                                                                     120,809,483

TECHNOLOGY--15.3%

Adobe Systems                                                                                   239,300                9,562,428

Altera                                                                                          187,930  (a)           3,863,841

Amdocs                                                                                          237,310  (a)           5,156,746

Analog Devices                                                                                  211,680  (a)           7,823,693

Celestica                                                                                       175,790  (a)           4,869,383

Cisco Systems                                                                                 1,639,380  (a)          24,016,917

Dell Computer                                                                                   973,530  (a,b)        25,642,780

EMC                                                                                             493,630  (a)           4,511,778

Harris                                                                                          229,360                8,305,126

Intel                                                                                         1,632,010               46,691,806

International Business Machines                                                                 405,870  (b)          33,995,671

Intuit                                                                                          252,960  (a)           9,910,973

Lexmark International                                                                           239,570  (a)          14,321,495

Linear Technology                                                                               146,720                5,701,539

Maxim Integrated Products                                                                       202,850  (a)          10,101,930

Microsoft                                                                                     1,295,010  (a)          67,677,223

Network Associates                                                                              429,660  (a)           7,626,465

Nokia, ADR                                                                                      396,620                6,449,041

SAP, ADR                                                                                        249,300                8,127,180

SPX                                                                                              61,680  (a)           8,305,212

Semtech                                                                                         163,950  (a,b)         5,243,121

Tech Data                                                                                       160,060  (a)           7,577,240

Vishay Intertechnology                                                                          204,550  (a,b)         4,498,054

                                                                                                                     329,979,642

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--5.3%

BellSouth                                                                                       564,100               17,120,435

Exelon                                                                                          278,020               15,096,486

FirstEnergy                                                                                     260,520                8,675,316

PPL                                                                                             227,570                8,672,693

SBC Communications                                                                              880,041               27,334,073

Telefonos de Mexico, Cl. L, ADR                                                                 243,330                9,207,607

Verizon Communications                                                                          672,410               26,970,365

                                                                                                                     113,076,975

TOTAL COMMON STOCKS

   (cost $1,738,788,054)                                                                                           2,126,389,539

                                                                                              Principal
SHORT-TERM INVESTMENTS--.2%                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co.,Tri-Party

  Repurchase Agreement, 1.85%, dated

  4/30/2002, due 5/1/2002, in the amount of

  $3,390,174 (fully collateralized by

  $3,465,000 U.S. Treasury Bills,

  6/6/2002, value $3,458,784)

   (cost $3,390,000)                                                                          3,390,000                3,390,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,742,178,054)                                                            99.1%           2,129,779,539

CASH AND RECEIVABLES (NET)                                                                           .9%              19,509,180

NET ASSETS                                                                                        100.0%           2,149,288,719

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT APRIL 30, 2002, THE
     TOTAL MARKET VALUE OF THE FUND'S SECURITIES ON LOAN IS $39,493,576 AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $40,244,511.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                           Cost           Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                        1,742,178,054    2,129,779,539

Cash                                                                  9,776,293

Collateral for securities loaned--Note 1(b)                          40,244,511

Receivable for investment securities sold                            20,878,788

Dividends and interest receivable                                     1,791,138

Receivable for shares of Capital Stock subscribed                       134,219

                                                                  2,202,604,488

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                 1,845,489

Liability for securities loaned--Note 1(b)                           40,244,511

Payable for shares of Capital Stock redeemed                         11,225,769

                                                                     53,315,769

NET ASSETS ($)                                                    2,149,288,719

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,045,585,848

Accumulated undistributed investment income--net                      1,255,817

Accumulated net realized gain (loss) on investments                (285,154,431)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                    387,601,485

NET ASSETS ($)                                                    2,149,288,719

SHARES OUTSTANDING

(165 million shares of $.001 par value Capital Stock authorized)     71,774,977

NET ASSET VALUE, offering and redemption price per share ($)              29.94

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $54,408 foreign taxes withheld at source)    15,289,272

Interest                                                               161,542

TOTAL INCOME                                                        15,450,814

EXPENSES:

Management fee--Note 2(a)                                           10,778,740

Distribution fees--Note 2(b)                                         1,197,638

Loan commitment fees--Note 4                                            22,419

TOTAL EXPENSES                                                      11,998,797

INVESTMENT INCOME--NET                                               3,452,017

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (59,900,802)

Net unrealized appreciation (depreciation) on investments          101,389,008

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              41,488,206

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                44,940,223

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002          Year Ended
                                               (Unaudited)   October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,452,017           4,596,480

Net realized gain (loss) on investments       (59,900,802)       (216,007,054)

Net unrealized appreciation (depreciation)
   on investments                             101,389,008        (701,529,575)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   44,940,223        (912,940,149)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (3,954,135)         (2,838,545)

Net realized gain on investments                       --        (159,089,122)

TOTAL DIVIDENDS                                (3,954,135)       (161,927,667)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 125,408,465         479,838,767

Dividends reinvested                            3,559,910         152,394,203

Cost of shares redeemed                      (383,235,055)       (709,720,739)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (254,266,680)        (77,487,769)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (213,280,592)     (1,152,355,585)

NET ASSETS ($):

Beginning of Period                         2,362,569,311       3,514,924,896

END OF PERIOD                               2,149,288,719       2,362,569,311

Undistributed investment income--net            1,255,817           1,757,935

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,043,518          13,516,871

Shares issued for dividends reinvested            115,066           3,934,763

Shares redeemed                               (12,292,522)        (20,551,936)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (8,133,938)         (3,100,302)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                  Six Months Ended
                                    April 30, 2002                                  Year Ended October 31,
                                                       -----------------------------------------------------------------------------
                                        (Unaudited)            2001          2000            1999           1998(a)           1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
    beginning of period                       29.57            42.34         40.96           34.68          32.78             26.65

Investment Operations:

Investment income--net                         .04(b)           .05(b)        .01(b)          .11(b)         .20               .25

Net realized and
   unrealized gain (loss)
   on investments                              .38           (10.87)         2.78            7.97           5.31              7.92

Total from Investment
   Operations                                  .42           (10.82)         2.79            8.08           5.51              8.17

Distributions:

Dividends from investment
   income--net                                (.05)            (.03)         (.02)           (.15)          (.24)             (.26)

Dividends from net realized
   gain on investments                          --            (1.92)        (1.39)          (1.65)         (3.37)            (1.78)

Total Distributions                           (.05)           (1.95)        (1.41)          (1.80)         (3.61)            (2.04)

Net asset value,
   end of period                             29.94            29.57         42.34           40.96          34.68             32.78

TOTAL RETURN (%)                              1.42(c)        (26.63)         6.88           24.01          18.37             32.32

RATIOS/
   SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                          .50(c)          1.00          1.00            1.00            .99               .90

Ratio of net investment
   income to average
   net assets                                  .14(c)           .16           .02             .28            .61               .87

Portfolio Turnover Rate                      19.50(c)         53.68         50.32           57.23          54.45             68.87

Net Assets, end of period
   ($ x 1,000)                           2,149,289        2,362,569     3,514,925       3,289,549      2,436,164         1,482,176

(A)  EFFECTIVE DECEMBER 15, 1997, THE FUND CONVERTED TO A SINGLE CLASS FUND,
     WITH THE EXISTING INSTITUTIONAL AND RETAIL SHARES CONVERTED INTO A NEW
     SINGLE CLASS OF SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
(" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.


(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $213,726,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Manage-ment agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund's average daily net assets to compensate Mellon Bank and the Manager for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended April 30, 2002, the fund was charged $1,197,638 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $461,783,480 and $738,460,450, respectively.

At April 30, 2002, accumulated net unrealized appreciation on investments was $387,601,485, consisting of $462,930,929 gross unrealized appreciation and $75,329,444 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the Facility.

                                                             The Fund

NOTES

                 For More Information

                        Dreyfus
                        Disciplined Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request to
info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  728SA0402


================================================================================



      Dreyfus Institutional

      Government Money

      Market Fund

      SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                           Dreyfus Institutional
                                                    Government Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Institutional Government Money Market Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for stocks and bonds, and money market yields have remained near historical lows. The economic outlook may have become less uncertain, but the short-term movements of the financial markets remain impossible to predict.

Indeed, as many professionals can attest, the financial markets' directions become clearer only when viewed from a perspective measured in years, not months or weeks. Although you may become excited about the opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Government Money Market Fund perform during the period?

For the six-month period ended April 30, 2002, Dreyfus Institutional Government Money Market Fund produced an annualized yield of 1.81% and, after taking into account the effects of compounding, an annualized effective yield of 1.82%.(1)

We attribute the fund's performance to declining interest rates, which reduced the yields of money market securities during the first half of the reporting period. In order to lock in higher prevailing yields while interest rates were falling, we increased the fund' s weighted average maturity. Later in the reporting period, when we believed interest rates would remain stable or trend slightly higher, we reduced the fund's average maturity.

What is the fund's investment approach?

As a government money market fund, our goal is to provide shareholders with an investment vehicle that is made up of high quality, income-producing securities that are also very liquid in nature -- that is, they can be converted to cash quickly. To pursue its investment goal, the fund invests in a portfolio of high quality, short-term debt securities that are issued or guaranteed by the United States government or its agencies or instrumentalities, including U.S. Treasury securities as well as repurchase agreements. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

During the reporting period, the Federal Reserve Board (the "Fed") responded to the faltering economy with two short-term interest-rate reductions, bringing the federal funds rate to a 40-year low of 1.75%.

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

As interest rates fell, so did money market yields. What's more, many investors remained concerned about volatility in the stock market, preferring the more stable alternative of money market funds. Rising demand from these investors also kept money market yields relatively low. We responded to these influences by extending the fund's weighted average maturity in an effort to lock in higher prevailing yields for as long as practical.

By early 2002, it appeared that the worst was probably over. Economic indicators began to turn positive, led higher by retail sales, industrial production and manufacturing. In this new environment, we began to gradually reduce the fund's weighted average maturity. This strategy was designed to obtain the flexibility we would need to take advantage of higher yields if interest rates rose. We reduced the fund' s weighted average maturity by selling longer dated U.S. government agency securities and increasing the fund' s holdings of U.S. government-issued floating rate notes.

Finally, greater issuance of short-term U.S. Treasury securities also influenced the fund's performance during the reporting period. Over the last several years, the government has been buying back U.S. Treasury bonds with high yields and long maturities. Those buybacks, coupled with the Treasury Department' s announcement at the beginning of the reporting period that it would no longer issue 30-year bonds, have required the U.S. government to issue more short-term Treasury securities in order to finance the federal government's operating budget. While the fund holds only a small percentage of its assets in Treasury securities, yields on U.S. Treasury bills have recently begun to rise as a greater number of securities have competed for investor interest.

What is the fund's current strategy?

As of the end of the reporting period, the largest percentage of the fund's assets was allocated to U.S. government agency securities followed by U.S. government-issued floating rate notes, repurchase agreements and U.S. Treasury securities. We plan to maintain this asset mix until market conditions warrant further changes.


In addition, the Fed's move to a neutral stance at its March meeting signaled that its aggressive interest-rate reduction campaign is almost certainly complete. Although there is no way to predict the future, we believe that the Fed' s next move may be toward higher interest rates later this year. Accordingly, we have maintained the fund's weighted average maturity at a point that, in our view, will enable us to capture higher yields quickly if and when they become available.

May 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)

                                                                           Annualized
                                                                             Yield on
                                                                              Date of             Principal
U.S. GOVERNMENT AGENCIES--87.2%                                           Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Banks, Notes

   5/1/2002                                                                      1.87            10,000,000           10,000,000

   6/3/2002                                                                      1.80            10,000,000           10,000,000

   7/1/2002                                                                      1.88            5,000,000             5,000,000

   8/1/2002                                                                      1.78            20,000,000           20,000,000

   10/1/2002                                                                     2.16            10,000,000           10,000,000

   11/1/2002                                                                     1.96            10,000,000           10,000,000

Federal Home Loan Banks, Discount Notes

   5/15/2002                                                                     1.76            15,000,000           14,989,792

Federal Home Loan Banks, Floating Rate Notes

   8/9/2002                                                                      1.75  (a)       10,000,000            9,999,386

   2/19/2003                                                                     1.78  (a)       10,000,000            9,998,185

   4/3/2003                                                                      1.86  (a)       17,550,000           17,553,142

Federal Home Loan Mortgage Corp., Discount Notes

   7/15/2002                                                                     1.74            10,000,000            9,964,167

   7/31/2002                                                                     1.83            15,000,000           14,930,992

Federal Home Loan Mortgage Corp.,
   Floating Rate Notes

   8/16/2002                                                                     1.80  (a)       10,000,000            9,999,210

Federal National Mortgage Association,
   Discount Notes

   5/3/2002                                                                      2.04            14,000,000           13,998,430

   5/22/2002                                                                     1.77            15,000,000           14,984,600

   7/17/2002                                                                     1.76            15,000,000           14,943,854

   7/24/2002                                                                     1.77            20,000,000           19,918,333

   7/26/2002                                                                     2.10            13,650,000           13,582,501

   8/5/2002                                                                      1.85            10,000,000            9,951,200

   8/7/2002                                                                      1.84            20,000,000           19,900,911

   8/9/2002                                                                      2.10            24,063,000           23,924,968

   8/12/2002                                                                     1.84            10,000,000            9,947,642

   8/19/2002                                                                     2.05            15,000,000           14,906,958

Federal National Mortgage Association,
   Floating Rate Notes

   6/4/2002                                                                      1.80  (a)       10,000,000           10,000,000

   7/23/2002                                                                     1.72  (a)       10,000,000            9,999,776

   9/16/2002                                                                     1.80  (a)       15,000,000           14,998,008

   9/27/2002                                                                     1.75  (a)       15,000,000           14,996,329

   10/7/2002                                                                     1.78  (a)       15,000,000           14,996,108

   12/5/2002                                                                     1.78  (a)       15,000,000           14,997,299

   12/9/2002                                                                     1.82  (a)       16,433,000           16,430,682

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $404,912,473)                                                                                               404,912,473



                                                                           Annualized
                                                                             Yield on
                                                                              Date of             Principal
REPURCHASE AGREEMENTS--18.3%                                              Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Barclays De Zoette Wedd Securities, Inc.

   dated 4/30/2002, due 5/1/2002
   in the amount of $10,000,517
   (fully collateralized by $10,229,000
   U.S. Treasury Bills due 6/27/2002,
   value $10,200,502)                                                            1.86            10,000,000           10,000,000

Credit Suisse First Boston Corp.

   dated 4/30/2002, due 5/1/2002
   in the amount of $10,000,519
   (fully collateralized by $6,575,000
   U.S. Treasury Bonds 11.25%,
   due 2/15/2015, value $10,200,700)                                             1.87            10,000,000           10,000,000

Goldman, Sachs & Co.

   dated 4/30/2002, due 5/1/2002
   in the amount of $5,011,169
   (fully collateralized by $5,121,000
   U.S. Treasury Bills due 6/6/2002,
   value $5,111,813)                                                             1.85             5,010,911            5,010,911

Salomon Smith Barney Inc.

   dated 4/30/2002, due 5/1/2002
   in the amount of $60,003,200
   (fully collateralized by $59,148,000
   Federal Home Loan Mortgage Corp. 6.25%,
   due 6/28/2011, value $61,200,406)                                             1.92            60,000,000           60,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $85,010,911)                                                                                                 85,010,911
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $489,923,384)                                                                 105.5%         489,923,384

LIABILITIES, LESS CASH AND RECEIVABLES                                                                 (5.5%)        (25,403,944)

NET ASSETS                                                                                            100.0%         464,519,440

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)


                                                                          Cost            Value
-----------------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements of $85,010,911)--Note 1(c)     489,923,384      489,923,384

Cash                                                                                         24

Interest receivable                                                                     409,023

                                                                                    490,332,431
-----------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                                   167,742

Payable for investment securities purchased                                          25,000,000

Dividends payable                                                                       645,249

                                                                                     25,812,991
-----------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                      464,519,440
-----------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                     464,592,406

Accumulated net realized gain (loss) on investments                                     (72,966)
-----------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                      464,519,440
-----------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)                      464,592,406

NET ASSET VALUE, offering and redemption price per share ($)                               1.00



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,723,597

EXPENSES:

Management fee--Note 2(a)                                              404,591

Shareholder servicing costs--Note 2(b)                                 404,591

TOTAL EXPENSES                                                         809,182

INVESTMENT INCOME--NET, REPRESENTING NET
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   4,914,415

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002            Year Ended
                                               (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,914,415            15,255,849

Net realized gain (loss) from investments              --                41,105

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,914,415            15,296,954
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (4,914,415)          (15,255,849)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 884,626,244         2,862,642,047

Dividends reinvested                                  385               301,814

Cost of shares redeemed                    (1,044,126,828)       (2,531,637,005)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (159,500,199)          331,306,856

TOTAL INCREASE (DECREASE) IN NET ASSETS      (159,500,199)          331,347,961
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           624,019,639           292,671,678

END OF PERIOD                                 464,519,440           624,019,639

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                            April 30, 2002                               Year Ended October 31,
                                                                 ------------------------------------------------------------------
                                                (Unaudited)          2001           2000           1999           1998         1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00           1.00           1.00           1.00           1.00         1.00

Investment Operations:

Investment income--net                                .009           .045           .058           .046           .052         .052

Distributions:

Dividends from investment
   income--net                                       (.009)         (.045)         (.058)         (.046)         (.052)      (.052)

Net asset value, end of period                        1.00           1.00           1.00           1.00           1.00         1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      1.81(a)        4.59           5.94           4.74           5.36         5.28
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .30(a)         .30            .30            .30            .30          .30

Ratio of net investment income
   to average net assets                              1.82(a)        4.08           5.81           4.64           5.22         5.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     464,519        624,020        292,672        236,532        343,988      191,853

(A) ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Government Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing principally in high grade money market instruments issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $73,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, $41,000 of the carryover expires in fiscal 2006 and $32,000 expires in fiscal 2007.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Manage- ment agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the "Plan"), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 2002, the fund was charged $404,591 pursuant to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the line of credit.


                 For More Information

                        Dreyfus Institutional Government
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  919SA0402



================================================================================



      Dreyfus

      Institutional Prime

      Money Market Fund

      SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional

                                                        Prime Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Institutional Prime Money Market Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for stocks and bonds, and money market yields have remained near historical lows. The economic outlook may have become less uncertain, but the short-term movements of the financial markets remain impossible to predict.

Indeed, as many professionals can attest, the financial markets' directions become clearer only when viewed from a perspective measured in years, not months or weeks. Although you may become excited about the opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Prime Money Market Fund perform during the period?

For the six-month period ended April 30, 2002, Dreyfus Institutional Prime Money Market Fund produced an annualized yield of 1.80% and, after taking into account the effects of compounding, an annualized effective yield of 1.82%.(1)

We attribute the fund' s performance to declining interest rates early in the reporting period, which resulted in lower yields for money market securities. We responded by increasing the fund's weighted average maturity, which enabled us to maintain higher yields for as long as practical while interest rates fell. When later in the reporting period it appeared that interest rates would remain stable, we reduced the fund's weighted average maturity.

What is the fund's investment approach?

As a money market fund, our goal is to provide shareholders with an investment vehicle that is made up of high quality, income-producing securities that are also very liquid in nature -- that is, they can be converted to cash quickly. To pursue its investment goal, the fund invests in a diversified portfolio of high quality, short-term debt securities such as those issued by the United States government or its agencies or instrumentalities, certificates of deposit issued by banks, repurchase agreements and commercial paper issued by corporations. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

Several factors influenced the fund's performance during the reporting period: short-term interest-rate cuts initiated by the Federal

                                                                   The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Reserve Board (the "Fed"), the U.S. economic recovery and accounting concerns in the corporate bond market.

During the first half of the reporting period, the economy was in a recession, which had been intensified by the September 11 terrorist attacks. In an attempt to stimulate renewed economic growth, the Fed reduced short-term interest rates twice during the fourth quarter of 2001, bringing the benchmark federal funds rate to 1.75%, a 40-year low. As short-term interest rates fell, so did yields of money market investments. In addition, because of heightened volatility in the stock market, many investors became more risk averse, preferring money market funds to longer term investments. Rising demand for money market instruments put additional downward pressure on yields. In this environment, we responded by extending the fund's weighted average maturity. This strategy was designed to lock in higher prevailing yields for as long as practical.

By early 2002, we began to see signs that the worst of the recession may have been behind us. Over time, a number of economic indicators began to turn positive, including retail sales, industrial production and manufacturing. Consumer spending also remained strong, partly because low interest rates encouraged individuals to borrow and spend money.

As the economy improved, we gradually reduced the fund's weighted average maturity to a range between 35 to 45 days. We did so to obtain the flexibility we will need to capture higher yields quickly if, as we expect, the Fed raises interest rates later this year. While higher interest rates have not yet materialized, the Fed took its first steps in that direction when it shifted to a neutral policy bias at its March meeting, signaling what appears to be the end of its rate-cutting campaign.

Accounting concerns within the corporate bond market also influenced the fund's performance. While some short-term commercial paper investments were affected by credit downgrades, this asset class generally provided the market's highest yields during the reporting period.

Therefore, we modestly increased our exposure to commercial paper, bringing it from approximately 48% of the fund's assets at the beginning of the reporting period to about 60% by the reporting period's end.

What is the fund's current strategy?

As of April 30, 2002, we have allocated the largest portion of the fund's assets to commercial paper followed by repurchase agreements, corporate notes and time deposits. The fund's weighted average maturity was 39 days compared to 56 days when the reporting period began.

We are pleased with the progress of the economic recovery, but we are concerned about the sustainability of its current pace. While there is no way to predict the future, we also believe that interest rates may trend higher later in the year if the economy gains momentum. As always, we plan to continue to monitor the economy and money markets, and we will revise our maturity management and asset allocation strategies accordingly.

May 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)


                                                                                           Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--1.4%                                              Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

South Trust Bank

  1.80%, 5/13/2002

   (cost $10,000,000)                                                                        10,000,000              10,000,000


COMMERCIAL PAPER--60.7%
------------------------------------------------------------------------------------------------------------------------------------
Abbey National North America

   1.76%, 6/14/2002                                                                          10,000,000               9,978,611

Alliance & Leicester PLC

   1.84%, 6/5/2002                                                                           10,000,000               9,982,208

Allianz Finance Corp.

   1.85%, 7/18/2002                                                                           8,500,000               8,466,297

Amstel Funding Corp.

   1.87%, 6/24/2002                                                                          10,000,000               9,972,100

Archer Daniels Midland Co.

   1.76%, 5/2/2002                                                                           10,000,000               9,999,514

Asset Securitization Corp.

   1.85%, 5/16/2002                                                                          10,000,000               9,992,292

Atlantis One Funding Corp.

   1.84%, 5/1/2002                                                                           10,000,000              10,000,000

Aventis S.A.

   1.81%, 5/6/2002                                                                           10,000,000               9,997,486

AWB Finance Ltd.

   1.79%, 6/17/2002                                                                          10,000,000               9,976,761

BAe Systems Holdings Inc.

   1.82%, 5/3/2002                                                                           10,000,000               9,998,995

Bavaria Universal Funding Corp.

   1.85%--1.93%, 6/5/2002--10/1/2002                                                         17,537,000              17,522,974

Blue Ridge Asset Funding Corp.

   1.78%, 5/3/2002                                                                           10,000,000               9,999,011

Coca-Cola Enterprises Inc.

   1.81%, 5/8/2002                                                                           10,000,000               9,996,481

Corporate Receivables Corp.

   1.93%, 5/23/2002                                                                           9,300,000               9,289,145

Danske Corp.

   1.91%, 6/4/2002                                                                           10,000,000               9,982,056

DePfa Bank Europe PLC

   2.04%, 11/4/2002                                                                          10,000,000               9,895,633

Diageo Capital PLC

   2.02%, 8/16/2002                                                                          10,000,000               9,940,556

Edison Asset Securitization LLC

   2.11%, 10/7/2002                                                                          10,000,000               9,907,692


                                                                                           Principal
COMMERCIAL PAPER (CONTINUED)                                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Eksportfinans ASA

   1.91%, 6/12/2002                                                                          10,000,000               9,977,833

Estee Lauder Cos. Inc.

   1.75%, 5/8/2002                                                                            8,000,000               7,997,278

Falcon Asset Securitization Corp.

   2.31%, 9/20/2002                                                                          10,000,000               9,910,067

General Electric Capital Corp.

   2.12%, 8/7/2002                                                                           10,000,000               9,942,833

Golden Funding Corp.

   2.09%, 8/12/2002                                                                           7,281,000               7,237,878

Goldman Sachs Group Inc.

   1.87%, 5/28/2002                                                                          10,000,000               9,986,050

Govco Inc.

   2.08%, 10/15/2002                                                                          5,000,000               4,952,220

International Lease Finance Corp.

   1.98%, 7/15/2002                                                                          10,000,000               9,958,958

Knight Ridder Inc.

   1.75%, 6/3/2002                                                                           10,000,000               9,984,050

Moriarty Ltd.

   1.83%, 7/16/2002                                                                          10,000,000               9,961,789

National Australia Funding (DE) Inc.

   2.02%, 8/12/2002                                                                          10,000,000               9,942,778

Nationwide Building Society

   1.98%, 7/12/2002                                                                          10,000,000               9,960,600

Nestle Finance France S.A.

   2.17%, 7/18/2002                                                                          10,000,000               9,953,633

Nordea North America Inc.

   1.82%, 5/15/2002                                                                          10,000,000               9,992,961

Old Line Funding Corp.

   1.82%, 5/7/2002                                                                           10,000,000               9,996,983

Rio Tinto America Inc.

   1.96%, 7/8/2002                                                                           10,000,000               9,963,167

SBC Communications Inc.

   1.88%, 6/5/2002                                                                           10,000,000               9,981,819

Saint Gobain Nederland B.V.

   1.88%, 7/2/2002                                                                            5,000,000               4,983,897

Schering-Plough Corp.

   2.01%, 7/16/2002                                                                           6,200,000               6,173,822

Scripps (E.W.) Co.

   1.81%, 5/15/2002                                                                          10,000,000               9,993,000

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                           Principal
COMMERCIAL PAPER (CONTINUED)                                                               Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Spintab AB

   1.75%, 5/21/2002                                                                          10,000,000               9,990,333

Swedbank Inc.

   1.77%, 6/24/2002                                                                          10,000,000               9,973,600

Tribune Co.

   1.81%, 6/18/2002                                                                           7,911,000               7,892,014

Triple-A One Funding Corp.

   1.78%, 5/20/2002                                                                           7,028,000               7,021,398

UBS Finance Delaware LLC

   1.91%, 8/1/2002                                                                           10,000,000               9,951,444

Verizon Global Funding Corp.

   1.93%, 7/1/2002                                                                           10,000,000               9,967,467

TOTAL COMMERCIAL PAPER

   (cost $420,545,684)                                                                                               420,545,684

CORPORATE NOTES--13.0%
------------------------------------------------------------------------------------------------------------------------------------

American Honda Finance Corp.

   1.84%, 3/14/2003                                                                          10,000,000  (a)          10,000,000

Caterpillar Financial Services Corp.

   1.86%, 6/5/2002                                                                           10,000,000  (a)          10,001,270

Credit Suisse First Boston

   1.91%--1.96%, 8/23/2002--3/17/2003                                                        20,000,000  (a)          20,000,000

Fairway Finance Corp.

   1.80%, 11/1/2002                                                                          10,000,000  (a)          10,000,000

Fleet National Bank

   1.81%, 7/31/2002                                                                          10,000,000  (a)          10,004,529

Household Finance Corp.

   1.92%, 9/26/2002                                                                          10,000,000  (a)          10,000,000

Northern Rock PLC

   1.88%, 10/17/2002                                                                         10,000,000  (a)          10,000,000

Unilever N.V.

   1.90%, 10/24/2002                                                                         10,000,000  (a)          10,007,758

TOTAL CORPORATE NOTES

   (cost $90,013,557)                                                                                                 90,013,557

SHORT-TERM BANK NOTE--1.4%
------------------------------------------------------------------------------------------------------------------------------------

Key Bank, N.A.

  1.85%, 11/7/2002

   (cost $9,999,486)                                                                         10,000,000  (a)           9,999,486


                                                                                           Principal
U.S. GOVERNMENT AGENCIES--1.4%                                                             Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association, Notes

  1.76%, 5/1/2002

   (cost $10,000,000)                                                                        10,000,000              10,000,000

TIME DEPOSITS--7.0%
------------------------------------------------------------------------------------------------------------------------------------

National City Bank (Grand Cayman)

   1.75%, 5/1/2002                                                                           25,000,000              25,000,000

Suntrust Bank Atlanta (Grand Cayman)

   1.75%, 5/1/2002                                                                           23,000,000              23,000,000

TOTAL TIME DEPOSITS

   (cost $48,000,000)                                                                                                 48,000,000

REPURCHASE AGREEMENTS--18.1%
------------------------------------------------------------------------------------------------------------------------------------

Credit Suisse First Boston Corp.

   1.87% dated 4/30/2002, due 5/1/2002 in the
   amount of $10,000,519 (fully collateralized by
   $6,575,000 U.S. Treasury Bonds 11.25%
   due 2/15/2015, value $10,200,700)                                                         10,000,000               10,000,000

Goldman, Sachs & Co.

   1.85% dated 4/30/2002, due 5/1/2002 in the
   amount of $54,006,724 (fully collateralized by
   $55,460,000 U.S. Treasury Bills due
   9/12/2002, value $55,084,979)                                                             54,003,949               54,003,949

Salomon Smith Barney Inc.

   1.92% dated 4/30/2002, due 5/1/2002 in the
   amount of $61,153,261 (fully collateralized by
   $90,000 U.S. Government Bonds 0% due 5/15/2009
   and $61,425,000 Federal Home Loan Bank Bonds
   3.75%--4.70% due 4/15/2004--4/15/2005,
   value $62,376,474)                                                                        61,150,000               61,150,000

TOTAL REPURCHASE AGREEMENTS

   (cost $125,153,949)                                                                                               125,153,949

TOTAL INVESTMENTS
   (cost $713,712,676)                                                                           103.0%              713,712,676

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (3.0%)             (20,798,551)

NET ASSETS                                                                                       100.0%              692,914,125

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                          The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements of
   $125,153,949)--Note 1(c)                            713,712,676  713,712,676

Cash                                                                    365,663

Interest receivable                                                     209,557

                                                                    714,287,896


LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   161,915

Payable for investment securities purchased                          19,895,633

Dividend payable                                                        902,812

Payable for shares of Capital Stock redeemed                            413,411

                                                                     21,373,771

NET ASSETS ($)                                                      692,914,125

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     692,914,091

Accumulated net realized gain (loss) on investments                          34

NET ASSETS ($)                                                      692,914,125

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)      692,914,091

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,297,955

EXPENSES:

Management fee--Note 2(a)                                              521,077

Shareholder servicing costs--Note 2(b)                                 521,077

TOTAL EXPENSES                                                       1,042,154

INVESTMENT INCOME--NET                                               6,255,801

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                     693

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,256,494

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002           Year Ended
                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,255,801           34,556,663

Net realized gain (loss) from investments             693                9,497

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,256,494           34,566,160

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (6,255,801)         (34,556,663)

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               2,728,266,078        4,109,832,340

Dividends reinvested                              408,731            4,274,845

Cost of shares redeemed                    (2,706,676,245)      (4,120,958,220)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             21,998,564           (6,851,035)

TOTAL INCREASE (DECREASE) IN NET ASSETS        21,999,257           (6,841,538)

NET ASSETS ($):

Beginning of Period                           670,914,868          677,756,406

END OF PERIOD                                 692,914,125          670,914,868

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended                                  Year Ended October 31,
                                           April 30, 2002          -----------------------------------------------------------------
                                               (Unaudited)          2001          2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .009          .047          .060          .048           .053          .053

Distributions:

Dividends from investment
   income--net                                       (.009)        (.047)        (.060)        (.048)         (.053)        (.053)

Net asset value, end of period                        1.00          1.00          1.00          1.00           1.00          1.00

TOTAL RETURN (%)                                      1.81(a)       4.76          6.13          4.91           5.47          5.42

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .30(a)        .30           .30           .30            .30           .30

Ratio of net investment income
   to average net assets                              1.80(a)       4.69          5.98          4.81           5.34          5.27

Net Assets, end of period
   ($ x 1,000)                                     692,914       670,915       677,756       584,471        479,866       533,154

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                                         The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Prime Money Market Fund (the "fund" ) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in a diversified portfolio of high quality, short-term debt securities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.


(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund has an unused capital loss carryover of $659 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2006.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the " Plan" ), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 2002, the fund was charged $521,077 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the line of credit.

                                                             The Fund

                     For More Information

                        Dreyfus Institutional
                        Prime Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  922SA0402


================================================================================


      Dreyfus Institutional

      U.S. Treasury

      Money Market Fund

      SEMIANNUAL REPORT April 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional

                                                U.S. Treasury Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Institutional U.S. Treasury Money Market Fund, covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for stocks and bonds, and money market yields have remained near historical lows. The economic outlook may have become less uncertain, but the short-term movements of the financial markets remain impossible to predict.

Indeed, as many professionals can attest, the financial markets' directions become clearer only when viewed from a perspective measured in years, not months or weeks. Although you may become excited about the opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional U.S. Treasury Money Market Fund perform during the period?

For the six-month period ended April 30, 2002, Dreyfus Institutional U.S. Treasury Money Market Fund produced an annualized yield of 1.70% and, after taking into account the effects of compounding, an annualized effective yield of 1.72%.(1)

We attribute the fund's performance to declining interest rates during the first half of the reporting period, which reduced the yields of money market securities. As interest rates fell, we responded by increasing the fund's weighted average maturity, which enabled us to maintain higher yields for as long as practical. During the second half of the reporting period, after interest rates had stabilized, we reduced the fund's weighted average maturity, positioning the fund to take advantage of higher yields if interest rates rose.

What is the fund's investment approach?

As a U.S. Treasury money market fund, our goal is to provide shareholders with an investment vehicle that invests in a portfolio of U.S. Treasury securities as well as repurchase agreements that are backed by U.S. Treasuries. A major benefit of these securities is that they are very liquid in nature -- that is, they can be converted to cash quickly. Because U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, they are generally considered to be among the highest quality investments available. By investing in these obligations, the fund seeks to add an incremental degree of safety to the portfolio. The fund is required to maintain an average dollar-weighted
maturity    of    90    days    or    less.

What other factors influenced the fund's performance?

When  the  reporting  period  began,  the  U.S.  economy  was  in the midst of a recession  that  had  been  deepened and prolonged by the September 11 terrorist
attacks.    Economic    weakness    was    primarily    the     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

result of a severe slowdown in the corporate sector, including widespread layoffs and dramatically reduced levels of capital spending. Although the consumer also became more cautious after the attacks, spending on big-ticket items such as automobiles and homes quickly rebounded. In this recessionary environment, the Federal Reserve Board (the "Fed" ) continued to reduce short-term interest rates. In two moves in November and December 2001, the Fed brought the benchmark federal funds rate to 1.75%, its lowest level in 40 years. At the same time, demand for money market instruments surged from investors fleeing a declining stock market. These economic and market forces caused money market yields to fall through the end of 2001.

During the first quarter of 2002, however, economic and market pressures began to moderate. Signs quickly emerged that the U.S. economy appeared to have bottomed, and that the worst was probably behind us. Several key economic indicators turned positive, including retail sales, industrial production and manufacturing. Consumer spending remained surprisingly strong, even as layoffs
continued    and    capital    spending    remained    anemic.

In this improving market environment, we began to gradually reduce the fund's weighted average maturity. This strategy was designed to give us the flexibility we need to capture higher yields if and when interest rates rise. While our strategy' s timing may have been a bit premature, it proved beneficial when the Fed moved to a neutral policy bias at its March meeting, signaling that its interest-rate reduction campaign appeared to be complete.

Finally, the fund was influenced by factors unique to the U.S. Treasury securities market. When the reporting period began, the Treasury Department announced that it would no longer issue 30-year bonds. At the same time, the war on terrorism, the need to fund improvements in domestic security and the effects of previous income tax cuts eliminated the federal budget surplus. To finance
its    operating    budget,

the   federal   government   increased  issuance  of  short-term  U.S.  Treasury
securities. Although investor demand generally remained strong, the prospect of a greater number of securities competing for investors caused yields to rise

What is the fund's current strategy?

As of April 30, 2002, approximately 52% of the fund's assets was invested in U.S. Treasury securities versus 48% in repurchase agreements. We plan to approximate this asset allocation until market conditions warrant further changes.

While we do not expect the Fed to raise interest rates imminently, we believe that higher interest rates are likely later in 2002 if the economy continues to gain momentum. Accordingly, we have maintained our strategy of keeping cash available for opportunities to capture higher yields if and when they become available. Of course, we are prepared to change our strategy and the fund's composition as market conditions develop.

May 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                       Annualized
                                                                         Yield on
                                                                          Date of             Principal
U.S. TREASURY BILLS--33.8%                                               Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

5/9/2002                                                                         1.74         10,000,000               9,996,144

5/16/2002                                                                        1.71         60,000,000              59,957,302

5/23/2002                                                                        1.67         10,000,000               9,989,825

6/6/2002                                                                         1.72         35,000,000              34,940,300

7/5/2002                                                                         1.69         10,000,000               9,969,667

7/18/2002                                                                        1.82         10,000,000               9,961,000

7/25/2002                                                                        1.87         10,000,000               9,956,083

8/1/2002                                                                         1.71         20,000,000              19,913,111

8/29/2002                                                                        1.86         25,000,000              24,846,250

TOTAL U.S. TREASURY BILLS

   (cost $189,529,682)                                                                                               189,529,682
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--18.1%
--------------------------------------------------------------------------------

6.50%, 5/31/2002                                                                 1.96         10,000,000              10,036,352

6.375%, 7/1/2002                                                                 1.66         10,000,000              10,077,983

6.25%, 7/31/2002                                                                 1.85         10,000,000              10,109,160

6.125%, 9/3/2002                                                                 2.09         10,000,000              10,132,412

6.25%, 9/3/2002                                                                  1.91         60,000,000              60,855,608

TOTAL U.S. TREASURY NOTES

   (cost $101,211,515)                                                                                               101,211,515


                                                                           Annualized
                                                                             Yield on
                                                                              Date of          Principal
REPURCHASE AGREEMENTS--48.0%                                                 Purchase (%)         Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Barclays De Zoette Wedd Securities, Inc.

   dated 4/30/2002, due 5/1/2002
   in the amount of $100,005,167
   (fully collateralized by $78,502,000
   U.S. Treasury Notes 8%,
   due 11/15/2021, value $102,000,874)                                           1.86          100,000,000            100,000,000

Credit Suisse First Boston Corp.

   dated 4/30/2002, due 5/1/2002
   in the amount of $100,005,194
   (fully collateralized by $65,750,000
   U.S. Treasury Bonds 11.25%,
   due 2/15/2015, value $102,007,000)                                            1.87          100,000,000            100,000,000

Goldman Sachs & Co.

   dated 4/30/2002, due 5/1/2002
   in the amount of $69,405,463
   (fully collateralized by $64,441,000
   U.S. Treasury Notes 3.375% to 6.125%,
   due from 1/15/2007 to 8/15/2007,
   value $70,790,025)                                                            1.85           69,401,897            69,401,897

TOTAL REPURCHASE AGREEMENTS

   (cost $269,401,897)                                                                                               269,401,897
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $560,143,094)                                                                 99.9%          560,143,094

CASH AND RECEIVABLES (NET)                                                                              .1%              448,572

NET ASSETS                                                                                           100.0%          560,591,666

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                             Cost        Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements
   of $269,401,897)--Note 1(c)                         560,143,094   560,143,094

Cash                                                                      7,303

Interest receivable                                                   1,385,723

                                                                    561,536,120
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   138,050

Dividends payable                                                       696,404

Payable for shares of Capital Stock redeemed                            110,000

                                                                        944,454
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      560,591,666
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     560,592,044

Accumulated net realized gain (loss) on investments                       (378)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      560,591,666
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)      560,592,044

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,997,456

EXPENSES:

Management fee--Note 2(a)                                              376,208

Shareholder servicing costs--Note 2(b)                                 376,208

TOTAL EXPENSES                                                         752,416

INVESTMENT INCOME-NET, REPRESENTING NET
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   4,245,040

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002           Year Ended
                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
   IN NET ASSETS RESULTING FROM OPERATIONS     4,245,040           19,916,016
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (4,245,040)         (19,916,016)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               1,601,234,015       2,873,115,037

Dividends reinvested                               51,853            873,416

Cost of shares redeemed                   (1,460,789,846)      (2,916,259,210)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           140,496,022          (42,270,757)

TOTAL INCREASE (DECREASE) IN NET ASSETS      140,496,022          (42,270,757)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           420,095,644          462,366,401

END OF PERIOD                                 560,591,666          420,095,644

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                         Six Months Ended
                                           April 30, 2002                                   Year Ended October 31,
                                                                    ----------------------------------------------------------------
                                               (Unaudited)          2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00          1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                .008          .044          .055          .047           .051          .050

Distributions:

Dividends from investment
   income--net                                      (.008)         (.044)        (.055)        (.047)        (.051)        (.050)

Net asset value, end of period                        1.00          1.00          1.00          1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   1.71(a)          4.53          5.64          4.58          5.22          5.16
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                            .30(a)           .30           .30           .30           .30           .30

Ratio of net investment income
   to average net assets                           1.69(a)          4.52          5.53          4.45          5.10          5.04
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     560,592        420,096      462,366       473,341        645,297       776,726

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional U.S. Treasury Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations.The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the
distribution    requirements    of     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of $378 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2007.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) SHAREHOLDER SERVICING PLAN: Under the Shareholder Servicing Plan (the " Plan" ), the fund may pay up to .15% of the value of the average daily net assets to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 2002, the fund was charged $376,208 pursuant to the Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2002, the fund did not borrow under the line of credit.



                      For More Information

                        Dreyfus
                        Institutional U.S. Treasury
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                     Custodian

                       Mellon Bank, N.A.
                       One Mellon Bank Center
                       Pittsburgh, PA 15258

                     Transfer Agent &
                     Dividend Disbursing Agent

                       Dreyfus Transfer, Inc.
                       P.O. Box 9263
                       Boston, MA 02205-8501

                     Distributor

                       Dreyfus Service Corporation
                       200 Park Avenue
                       New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  930SA0402